EXHIBIT 10.21

================================================================================

                               U.S. $1,000,000,000

                           REVOLVING CREDIT AGREEMENT
                                    (364-DAY)
                           DATED AS OF OCTOBER 2, 1998
                                      AMONG

                          COMPAQ COMPUTER CORPORATION,


             BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION,
                 AS ADMINISTRATIVE AGENT AND AS INTERNET AGENT,
                 ---------------------------------------------
                            THE CHASE MANHATTAN BANK,
                                 CITIBANK, N.A.
                                       AND
                           NATIONSBANK OF TEXAS, N.A.
                             AS SYNDICATION AGENTS,
                             ---------------------
                                       AND

                             THE BANKS PARTY HERETO

================================================================================

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE I  DEFINITIONS                                                       1
1.01   Certain Defined Terms                                                 1
1.02   Other Interpretive Provisions                                        13
1.03   Accounting Principles                                                14
ARTICLE II  THE CREDITS                                                     14
2.01   Amounts and Terms of Commitments                                     14
2.02   Notes                                                                15
2.03   Procedure for Revolving Loan Borrowings                              15
2.04   Conversion and Continuation Elections for Revolving Loan Borrowings  16
2.05   Procedure for Swingline Borrowings                                   18
2.06   Increase and Extension of Commitments                                19
2.07   Ratable Reduction or Termination of Commitments                      21
2.08   Non-Ratable Reduction or Termination of Commitments                  21
2.09   Optional and Mandatory Prepayments                                   22
2.10   Repayment                                                            23
2.11   Interest                                                             23
2.12   Fees                                                                 23
2.13   Computation of Fees and Interest                                     24
2.14   Interest Rate Determination and Protection                           24
2.15   Payments by the Company                                              25
2.16   Payments by the Banks to the Agent                                   26
2.17   Sharing of Payments, Etc.                                            26

ARTICLE III  TAXES, YIELD PROTECTION AND ILLEGALITY                         27
3.01   Taxes                                                                27
3.02   Breakage Costs                                                       28
3.03   Increased Costs                                                      29
3.04   Illegality                                                           30
3.05   Reserves on Offshore Loans                                           30
3.06   Replacement of Bank; Termination of Bank                             30
3.07   Reallocation of Commitments in Event of Merger, Etc.                 32
3.08   Certificates of Banks                                                33
3.09   Survival                                                             33

ARTICLE IV  CONDITIONS PRECEDENT                                            33
4.01   Conditions of Initial Loans                                          33
4.02   Conditions to All Borrowings                                         34

ARTICLE V  REPRESENTATIONS AND WARRANTIES                                   35
5.01   Corporate Existence                                                  35
5.02   Corporate Power                                                      35
5.03   Authorization and Approvals                                          35
5.04   Enforceable Obligations                                              35
5.05   Financial Statements                                                 36
5.06   Litigation                                                           36
5.07   Regulation U                                                         36
5.08   Investment Company Act                                               36
5.09   ERISA                                                                36
5.10   Holding Company                                                      36
5.11   Environmental Condition                                              37
5.12   No Material Adverse Change                                           37

ARTICLE VI  AFFIRMATIVE COVENANTS                                           37
6.01   Compliance with Laws Etc.                                            37
6.02   Reporting Requirements                                               37
6.03   Use of Proceeds                                                      39
6.04   Maintenance of Insurance                                             39
6.05   Corporate Existence Etc.                                             39
6.06   Visitation Rights                                                    39

ARTICLE VII  NEGATIVE COVENANTS                                             40
7.01   Leverage Ratio                                                       40
7.02   Liens                                                                40

ARTICLE VIII  EVENTS OF DEFAULT                                             40
8.01   Event of Default                                                     40
8.02   Remedies                                                             41
8.03   Rights Not Exclusive                                                 42

ARTICLE IX  THE AGENT                                                       42
9.01   Appointment and Authorization                                        42
9.02   Delegation of Duties                                                 42
9.03   Liability of Agent                                                   42
9.04   Reliance by Agent                                                    43
9.05   Notice of Default                                                    43
9.06   Credit Decision                                                      44
9.07   Indemnification                                                      44
9.08   Agent in Individual Capacity                                         45
9.09   Successor Agent                                                      45
9.10   Withholding Tax                                                      45
9.11   Co-Agents; Internet Agents                                           47

                                      ii

ARTICLE X  MISCELLANEOUS                                                    47
10.01   Amendments and Waivers                                              47
10.02   Notices                                                             48
10.03   No Waiver: Cumulative Remedies                                      48
10.04   Costs and Expenses                                                  49
10.05   Indemnity                                                           49
10.06   Payments Set Aside                                                  49
10.07   Binding Effect; Assignments; Participations                         50
10.08   Set-off                                                             51
10.09   Interest                                                            52
10.10   Confidentiality                                                     53
10.11   Preservation of Certain Matters                                     54
10.12   Notification of Addresses, Lending Offices Etc.                     54
10.13   Counterparts                                                        54
10.14   Severability                                                        54
10.15   Governing Law; Jurisdiction                                         54
10.16   WAIVER OF JURY TRIAL                                                55
10.17   ENTIRE AGREEMENT                                                    55

SCHEDULES
Schedule 2.01   Commitments
Schedule 10.02  Notice Addresses, Payment and Lending Offices

EXHIBITS

Exhibit A       Form of Notice of Borrowing
Exhibit B       Form of Notice of Conversion/Continuation
Exhibit C       Form of Compliance Certificate
Exhibit D-1     Form of Opinion of Vice President and Assistant General Counsel of the Company
Exhibit D-2     Form of Opinion of Senior Counsel of the Company
Exhibit E       Form of Note
Exhibit F       Form of Assignment and Acceptance

                           REVOLVING CREDIT AGREEMENT
                                    (364-DAY)

                           dated as of October 2, 1998

     COMPAQ COMPUTER CORPORATION, a Delaware corporation (the "Company"), the several financial institutions from time to time party to this Agreement (collectively, the "Banks", and individually, a "Bank"), Bank of America National Trust and Savings Association, as administrative agent and as Internet agent for the Banks, The Chase Manhattan Bank, Citibank, N.A. and NationsBank of Texas, N.A., as syndication agents, agree as follows.

                                    ARTICLE I

                                   DEFINITIONS

     1.01     Certain  Defined  Terms.  The  following  terms have the following
              -----------------------
meanings:

     "Acquiring   Entity"   has  the   meaning   specified   in  Section   3.07.
      ------------------

     "Adjusted CD Rate" means, for any Interest Period for each Adjusted CD Rate
     -----------------
Revolving Loan comprising part of the same Borrow-ing or an Adjusted CD Rate Swingline Loan, as the case may be, an interest rate per annum equal to the sum of:

          (a) the rate per annum obtained by dividing (i) the rate of interest determined by the Agent to be the average (rounded upward to the nearest whole multiple of 1/100 of 1% per annum, if such average is not such a multiple) of the consensus bid rate determined by each of the Reference Banks, in the case of Adjusted CD Rate Revolving Loans, or the Swingline Bank, in the case of an Adjusted CD Rate Swingline Loan, for the bid rates per annum, at 9:00 a.m. (Houston time) (or as soon thereafter as practicable) on the first day of such Interest Period, of New York certificate of deposit dealers of recognized standing selected by such Reference Bank or the Swingline Bank, as applicable, for the purchase at face value of certificates of deposit of such Reference Bank or the Swingline Bank, as applicable, in an amount substantially equal to such Reference Bank's Adjusted CD Rate Revolving Loan comprising part of such Borrowing, in the case of Adjusted CD Rate Revolving Loans, or the Adjusted CD Rate Swingline Loan, in the case of an Adjusted CD Rate Swingline Loan, and with a maturity equal to such Interest Period (provided that, if bid rate quotes from such dealers are not available to any Reference Bank or the Swingline Bank, as applicable, such Reference Bank or the Swingline Bank shall notify the Agent of a reasonably equivalent rate determined by it on the basis of another source or sources selected by it), by (ii) a percent-age equal to 100% minus the Adjusted CD Rate Reserve Percent-age for such Interest Period (the "Certificate of Deposit Rate"), plus
                                    ---------------------------

          (b) the Assessment Rate for such Interest Period.

The Adjusted CD Rate for the Interest Period for each Adjusted CD Rate Revolving Loan comprising part of the same Borrowing or an Adjusted CD Rate Swingline Loan, as the case may be, shall be determined by the Agent on the basis of applicable rates furnished to and received by the Agent as set forth above on the first day of such Interest Period, subject however, to the provisions of
                                           ------- -------
Section  2.14.

     "Adjusted  CD  Rate  Revolving  Loan"  means  a  Revolving Loan which bears
      -----------------------------------
interest  at  the  Adjusted  CD  Rate  plus  the  Applicable  Margin.

     "Adjusted CD Rate  Reserve  Percentage"  for any  Interest  Period for each
      -------------------------------------
Adjusted CD Rate Revolving Loan comprising part of the same Borrowing or an Adjusted CD Rate Swingline Loan, as the case may be, means the reserve percentage applicable on the first day of such Interest Period under regulations issued from time to time by the FRB for determin-ing the maximum reserve requirement (including, but not limited to, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with deposits exceeding one billion dollars with respect to liabilities consisting of or including U.S. dollar nonpersonal time deposits in the United States with a maturity equal to such Interest Period.

     "Adjusted  CD Rate  Swingline  Loan"  means a  Swingline  Loan which  bears
      ----------------------------------
interest at the Adjusted CD Rate plus the Applicable Margin.

     "Affiliate"  means, as to any Person,  any other Person which,  directly or
      ---------
indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract or otherwise.

     "Agent"  means BofA in its capacity as  administrative  agent for the Banks
      -----
hereunder, and any successor administrative agent.

     "Agent-Related  Persons" means BofA and any successor  administrative agent
      ----------------------
arising under Section 9.09, together with their respective Affiliates (including, in the case of BofA, the Arranger), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

     "Agent's  Payment  Office"  means the  address  for  payments  set forth on
      ------------------------
Schedule 10.02 or such other address as the Agent may from time to time specify.
--------------

     "Agreement" means this Revolving Credit Agreement.
      ---------

     "Applicable  Fee  Amount"  means,  for any date,  0.060  percent per annum.
      -----------------------

     "Applicable  Margin" means, on any date and with respect to each CD Loan or
      ------------------
Offshore Loan outstanding on such date, 0.230 percent per annum; provided,  that
                                                                 --------
at any time as the aggregate outstanding principal amount of Revolving Loans, together with the aggregate outstanding principal amount of "Revolving Loans" under, and as that term is defined in, the 5-Year Credit Agreement, exceeds 50% of the combined Commitments of all the Banks, together with the combined "Commitments" of all the lenders under, and as that term is defined in, the 5-Year Credit Agreement (and any time after the termination of commitments to lend under Section 8.02(a) or under Section 2.09(b), or of the 5-Year Credit
Agreement, as applicable), the Applicable Margin in respect of CD Loans and Offshore Loans hereunder shall be increased by an additional 0.10 percent per annum.

     "Arranger"  means  BancAmerica  Securities,  Inc., a Delaware  corporation.
      --------

     "Assessment  Rate"  for any  Interest  Period  for  each  Adjusted  CD Rate
      ----------------
Revolving Loan comprising part of the same Borrowing or an Adjusted CD Rate Swingline Loan, as the case may be, means the rate determined by the Agent as equal to the annual assessment rate in effect on the first day of such Interest Period payable to the FDIC by a member of the Bank Insurance Fund that is classified as adequately capitalized and within supervisory subgroup "A" (or a comparable successor assessment risk classification within the meaning of 12 C.F.R. 327.3) for insuring time deposits at offices of such member in the United States; or, in the event that the FDIC shall at any time hereafter cease to assess time deposits based upon such classifications or successor classifications, equal to the maximum annual assessment rate in effect on such day that is payable to the FDIC by commercial banks (whether or not applicable to any particular Bank) for insuring time deposits at offices of such banks in the United States.

     "Assignment  and Acceptance"  means an assignment and acceptance  agreement
      --------------------------
substantially in the form of Exhibit F.
                             ---------

     "Attorney  Costs" means and includes the reasonable fees and  disbursements
      ---------------
of any law firm or other external counsel and the reasonable allocated cost of internal counsel.

     "Bank"  has  the  meaning  specified  in the  introductory  clause  hereto.
      ----
References to the "Banks" shall include references to BofA in its capacity as the Swingline Bank. For purposes of clarification only, to the extent that BofA may have any rights or obligations in addition to those of the Banks due to its status as the Swingline Bank, its status as such will be specifically referenced.

     "Bankruptcy  Code"  means the  Federal  Bankruptcy  Reform  Act of 1978 (11
      ----------------
U.S.C. 101, et seq.).
            -------

     "Base Loan" means any Base Rate  Revolving  Loan or any Base Rate Swingline
      ---------
Loan.


     "Base Rate"  means,  for any day,  the higher of: (a) 1/2% above the latest
      ---------
Federal Funds Rate, and (b) the rate of interest in effect for such day as publicly announced from time to time by the Bank which is the Agent at its principal office, as its "prime" or "reference" rate (or comparable rate, if such Bank does not so designate a "prime" or "reference" rate). The prime or reference rate is a rate set by such Bank based upon various factors including such Bank's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in the prime or reference rate announced by such Bank shall take effect at the opening of business on the day specified in the public announcement of such change.

     "Base Rate Revolving Loan" means a Revolving Loan that bears interest based
      ------------------------
on the Base Rate.

     "Base Rate  Swingline  Loan"  means a Swingline  Loan which bears  interest
      --------------------------
based on the Base Rate.

     "BofA"  means Bank of America  National  Trust and Savings  Association,  a
      ----
national banking association.

     "Borrowing" means a borrowing  hereunder  consisting of (a) Revolving Loans
      ---------
of the same Type made to the Company on the same day by the Banks, or (b) a Swingline Loan made to the Company by the Swingline Bank, in each case pursuant to Article II.

     "Borrowing  Date" means any date on which a Borrowing  occurs under Section
      ---------------
2.03 or 2.05.

     "Business  Day" means (i) any day of the year except  Saturday,  Sunday and
      -------------
any day on which banks are required or authorized to close in New York City or San Francisco and (ii) if the applicable Business Day relates to any Offshore Loan, any day which is a "Business Day" described in clause (i) and which is also a day for trading by and between banks in the London interbank Eurodollar market.

     "Certificate  of Deposit Rate" has the meaning  specified in the definition
      ----------------------------
of "Adjusted CD Rate."

     "CD Lending  Office"  means,  with respect to any Bank,  the office of such
      ------------------
Bank specified as its "CD Lending Office" opposite its name on Schedule 10.02 or
                                                               --------------
in the document  pursuant to which it became a party hereto as  contemplated  by
Section 2.06, 3.06(a), 3.07 or 10.07(c) (or, if no such office is specified, its Domestic Lending Office) or such other office of such Bank as such Bank may from time to time specify to the Company and the Agent.

     "CD Loan" means any Adjusted CD Rate Revolving Loan or any Adjusted CD Rate
      -------
Swingline Loan.

     "Change in Control" means the direct or indirect  acquisition by any person
      -----------------
(as such term is used in Section  13(d) and  Section  14(d)(2)  of the  Exchange
Act),  or  related  persons  constituting  a group (as such term is used in Rule
13d-5 under the Exchange Act), of (a) beneficial ownership of issued and outstanding shares of voting stock of a corporation or other entity, the result of which acquisition is that such person or such group possesses in excess of 50% of the combined voting power of all then-issued and outstanding voting stock of such corporation or other entity, or (b) the power to elect, appoint, or cause the election or appointment of at least a majority of the members of the board of directors of such corporation or other entity.

     "Closing Date" means the date on which all  conditions  precedent set forth
      ------------
in Section 4.01 are satisfied or waived by all Banks.

     "Code" means the Internal Revenue Code of 1986, and regulations promulgated
      ----
thereunder.

     "Commitment",  as to  each  Bank,  has the  meaning  specified  in  Section
      ----------
2.01(a).

     "Commitment  Percentage"  means, as to any Bank at any time, the percentage
      ----------------------
equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of such Bank's Commitment divided by the combined Commitments of all Banks.

     "Company" means Compaq  Computer  Corporation,  a Delaware  corporation and
      -------
successors thereto.

     "Compliance  Certificate" means a certificate  substantially in the form of
      -----------------------
Exhibit C.
---------

     "Consolidated Net Worth" means at any date the consoli-dated  stockholders'
      ----------------------
equity  of  the  Company  and  its  consolidated   Subsidiaries  (excluding  any
Redeemable Preferred Stock of the Company).

     "Consolidated  Tangible Net Worth" means at any date Consolidated Net Worth
      --------------------------------
less the amount, if any, in excess of $25,000,000 of consolidated "intangible assets" (as defined below) included in determining Consolidated Net Worth. For the purposes of this definition, "intangible assets" means the sum of (i) all write-ups (other than write-ups resulting from foreign currency translations and write-ups of assets of a going concern business made within twelve months after the acquisition of such business) subsequent to December 31, 1996 in the book value of any asset owned by the Company or a Subsidiary of the Company and (ii) all unamortized goodwill, patents, trademarks, service marks, trade names, copy-rights, organization or developmental expenses and other intangible items.

     "Conversion/Continuation Date" means any date on which, under Section 2.04,
      ----------------------------
the Company (a) converts Revolving Loans of one Type to another Type, or (b) continues as Revolving Loans of the same Type, but with a new Interest Period, Revolving Loans having Interest Periods expiring on such date.

     "Debt"  of  any  Person  means,  at any  date,  without  duplica-tion,  (i)
      ----
obligations for the repayment of money borrowed which are or should be shown on a balance sheet as debt in accordance with GAAP, (ii) obligations as lessee under leases which, in accordance with GAAP, are capital leases, (iii) non-contingent reimbursement and payment obligations with respect to letters of credit, bank guaranties or banker's acceptances, and (iv) guaranties of payment or collection of any obligations described in clauses (i), (ii) and (iii) of other Persons; provided, that clauses (i), (ii) and (iii) include, in the case
                --------
of obligations -of the Company or any Subsidiary, only such obligations as are or should be shown as debt or capital lease lia-bi-lities on a consolidated balance sheet in accordance with GAAP; and provided, further, that the liability
                                           --------  -------
of any Person as a general partner of a partner-ship for Debt of such partnership, if the partnership is not a Subsidiary of such Person, shall not constitute "Debt."

     "Default" means any event or circumstance which, with the giving of notice,
      -------
the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default.

     "Dollars", "dollars" and "$" each mean lawful money of the United States.
      -------    -------       -

     "Domestic  Lending  Office" means,  with respect to any Bank, the office of
      -------------------------
such Bank  specified  as its  "Domestic  Lending  Office"  opposite  its name on
Schedule 10.02 or in the document  pursuant to which it became a party hereto as
--------------
contemplated by Section 2.06, 3.06(a), 3.07 or 10.07(c) or such other office of such Bank as such Bank may from time to time specify to the Company and the Agent.

     "Eligible Assignee" means (i) a commercial bank organized under the laws of
      -----------------
the United States, or any state thereof, and having a combined capital and surplus of at least $200,000,000; (ii) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development or a political subdivision of any such country, and having a combined capital and surplus of at least $200,000,000, provided that,
                                                                  --------
unless otherwise agreed to by the Agent and the Company, such bank is acting through a branch or agency located in the United States; and (iii) a Person that is primarily engaged in the business of commercial banking and that is (A) a Subsidiary of a Bank, (B) a Subsidiary of a Person of which a Bank is a Subsidiary, or (C) a Person of which a Bank is a Subsidiary.

     "Environment"  or  "Environmental"  has  the  meanings  set  forth  in  the
      -----------        -------------
Comprehensive Environmental Response, Compensation and Liability Act at 42 U.S.C. 9601(8) (1982).

     "Environmental  Protection Statute" means any United States local, state or
      ---------------------------------
federal, or any foreign, law, statute, regulation, order, consent decree or other agreement or Requirement of Law pertaining to the protection or regulation of the Environment, including, without limitation, those laws, statutes, regulations, orders, decrees, agreements and other Requirements of Law relating to the disposal, cleanup, production, storing, refining, handling, transferring, processing or transporting of Hazardous Waste, Hazardous Substances or any pollutant or contaminant, wherever located.

     "ERISA"  means the Employee  Retirement  Income  Security Act of 1974,  and
      -----
regulations promulgated thereunder.

     "Eurocurrency  Liabilities"  has  the  meaning  assigned  to  that  term in
      -------------------------
Regulation D of the FRB.

     "Event of Default"  means any of the events or  circumstances  specified in
      ----------------
Section 8.01.

     "Exchange Act" means the Securities  Exchange Act of 1934, and  regulations
      ------------
promulgated thereunder.

     "FDIC"  means  the  Federal   Deposit   Insurance   Corporation,   and  any
      ----
Governmental Authority succeeding to any of its principal functions.

     "Federal  Funds Rate" means,  for any day, the rate set forth in the weekly
      -------------------
statistical release designated as H.15(519), published by the FRB on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if any relevant day such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Agent.

     "5-Year Credit  Agreement" means that  U.S.$3,000,000,000  Revolving Credit
      ------------------------
Agreement dated as of September 22, 1997, among the Company, BofA as Administrative Agent and the lenders party thereto, and as amended by the First Amendment to the 5-Year Credit Agreement, under which such lenders have agreed to extend credit to the Company on a five-year basis.

     "FRB" means the Board of Governors of the Federal Reserve  System,  and any
      ---
Governmental Authority succeeding to any of its principal functions.

     "GAAP" means generally accepted  accounting  principles set forth from time
      ----
to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination.

     "Governmental Authority" means any nation or government, any state or other
      ----------------------
political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

     "Hazardous  Substance"  has the  meaning  set  forth  in the  Comprehensive
      --------------------
Environmental Response, Compensation and Liability Act at 42 U.S.C. 9601(14) and also includes each other substance considered to be a hazardous substance under any analogous statute or regulation.

     "Hazardous  Waste" has the meaning set forth in the  Resource  Conservation
      ----------------
and Recovery Act at 42 U.S.C. 6903(5) and also includes each other substance considered to be a hazardous waste under any analogous statute or regulation (including 40 C.F.R. 261.3).

     "Highest  Lawful  Rate"  means,  with  respect  to each Bank,  the  maximum
      ---------------------
nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Loans or on other indebtedness outstanding under this Agreement or the Notes applicable to such Bank which is presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

     "Information" has the meaning specified in Section 10.10.
      -----------

     "Insolvency Proceeding" means (a) any case, action or proceeding before any
      ---------------------
court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors; undertaken under Federal, state or foreign law, including the Bankruptcy Code.

     "Interest  Payment  Date" means (a) as to any  Revolving  Loan other than a
      -----------------------
Base Rate Revolving Loan, the last day of each Interest Period applicable to such Loan, provided, however, that if any Interest Period for (i) an Adjusted CD
           --------  -------
Rate Revolving Loan exceeds 90 days, the date that falls 90 days after the beginning of such Interest Period is also an Interest Payment Date, or (ii) a LIBOR Revolving Loan exceeds three months, the date that falls three months, six months or nine months, if any, after the beginning of (and prior to the end of) such Interest Period is also an Interest Payment Date, (b) as to any Base Rate Revolving Loan, the last Business Day of each calendar quarter and (c) as to any Swingline Loan, the last day of the Interest Period applicable to such Loan.

     "Interest  Period" means (a) as to any Adjusted CD Rate Revolving Loan, the
      ----------------
period commencing on the Borrowing Date or on the Conversion/Continuation Date on which a Revolving Loan is converted into or continued as an Adjusted CD Rate Revolving Loan, and ending on the date 30, 60, 90 or 180 days thereafter, as selected by the Company in its Notice of Borrowing or Notice of Conversion/Continuation, as the case may be, (b) as to any LIBOR Revolving Loan, the period commencing on the Borrowing Date or on the Conversion/Continuation Date on which a Revolving Loan is converted into or continued as a LIBOR Revolving Loan, and ending on the day which numerically corresponds to such date one, two, three or six months (and any other period that is 12 months or less and is available to all of the Banks in the given instance) thereafter (or if such month has no numerically corresponding day, on the last Business Day of such month), as selected by the Company in its Notice of Borrowing or Notice of Conversion/Continuation, as the case may be, and (c) as to any Swingline Loan, the period commencing on the Borrowing Date of such Loan and ending on such date, not more than 10 days later, as agreed upon by the Company and the Swingline Bank at the time of the Borrowing of such Loan; provided that:
                                                                 --------

          (i) if any Interest Period pertaining to a CD Loan would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day;

          (ii) if any Interest Period pertaining to an Offshore Loan would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day; and

          (iii) no Interest Period for any Loan shall extend beyond the date set forth in clause (a) of the definition of "Revolving Termination Date".

     "IRS"  means  the  United  States  Internal  Revenue  Service.
      ---

     "Lending  Office" means,  as to any Bank, the office or offices of the Bank
      ---------------
specified as its "CD Lending Office" or "Domestic Lending Office" or "LIBOR Lending Office", as the case may be, on Schedule 10.02, or such other office or
                                         --------------
offices as the Bank may from time to time notify the Company and the Agent.

     "LIBO Rate" means,  for any Interest  Period for each LIBOR  Revolving Loan
      ---------
comprising part of the same Borrowing or a LIBOR Swingline Loan, as the case may be, an interest rate per annum equal to the average (rounded upward to the nearest whole multiple of 1/16 of 1% per annum, if such average is not such a multiple) of the rate per annum at which dollar deposits in immediately available funds are offered by each of the Reference Banks, in the case of LIBOR Revolving Loans, or the Swingline Bank, in the case of a LIBOR Swingline Loan, to leading banks in the London interbank Eurodollar market at 11:00 a.m. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to the amount of the LIBOR Revolving Loan of such Reference Bank comprising part of such Borrowing, in the case of LIBOR Revolving Loans, or the LIBOR Swingline Loan, in the case of a LIBOR Swingline Loan, to be outstanding during such Interest Period and for a period equal to such Interest Period. The LIBO Rate for each Interest Period for each LIBOR Revolving Loan comprising part of the same Borrowing or a LIBOR Swingline Loan, as the case may be, shall be determined by the Agent on the basis of applicable rates furnished to and received by the Agent as set forth above two Business Days before the first day of such Interest Period, subject, however, to the provisions of
                                      -------   -------
Section 2.14.

     "LIBOR Lending Office" means,  with respect to any Bank, the office of such
      --------------------
Bank specified as its "LIBOR Lending Office" opposite its name on Schedule 10.02 or in the document pursuant to which it became a party hereto as contemplated by
Section 2.06, 3.06(a), 3.07 or 10.07(c) (or, if no such office is specified, its Domestic Lending Office) or such other office of such Bank as such Bank may from time to time specify to the Company and the Agent.

     "LIBOR  Revolving  Loan" means a Revolving Loan which bears interest at the
      ----------------------
LIBO Rate plus the Applicable Margin.

     "LIBOR  Swingline  Loan" means a Swingline Loan which bears interest at the
      ----------------------
LIBO Rate plus the Applicable Margin.

     "Loan" means an extension of credit, in the form of (a) a Revolving Loan by
      ----
a Bank to the Company, which may be a Base Rate Revolving Loan, Adjusted CD Rate Revolving Loan or LIBOR Revolving Loan (each, a "Type" of Revolving Loan), or
                                                  ----
(b) a Swingline Loan by the Swingline Bank to the Company, which may be a Base Rate Swingline Loan, Adjusted CD Rate Swingline Loan or LIBOR Swingline Loan (each, a "Type" of Swingline Loan); in each case pursuant to Article II.
          ----

     "Loan  Documents"  means this Agreement,  the Notes and all other documents
      ---------------
delivered to the Agent or any Bank in connection herewith.

     "Majority  Banks"  means at any time  Banks  holding  more  than 50% of the
      ---------------
combined Commitments of all the Banks, or, if at such time there are no Commitments hereunder, Banks holding more than 50% of the then aggregate unpaid principal amount of the Loans, including the Swingline Loans.

     "Margin  Stock" means "margin  stock" as such term is defined in Regulation
      -------------
G, U or X of the FRB.

     "Material  Adverse  Effect" means any event or condition which would have a
      -------------------------
material adverse effect on the condition (financial or otherwise), business or properties of the Company and its Subsidiaries on a consolidated basis.

     "Minimum  Tranche" means: (a) in respect of Revolving Loans comprising part
      ----------------
of the same Borrowing, or to be converted or continued under Section 2.04, (i) in the case of Base Rate Revolving Loans, $5,000,000 or any multiple of $1,000,000 in excess thereof; and (ii) in the case of Adjusted CD Rate Revolving Loans and LIBOR Revolving Loans, $10,000,000 or any multiple of $1,000,000 in excess thereof; and (b) in respect of any Swingline Loan, $1,000,000 or any multiple of $500,000 in excess thereof, unless otherwise agreed by the Swingline Bank.

     "Moody's" means Moody's Investors  Service,  Inc. and any successor thereto
      -------
that is a nationally recognized rating agency.

     "New Affiliate Bank" has the meaning specified in Section 3.06.
      ------------------

     "No Loan Date" means any Business  Day on which (a) no principal  amount of
      ------------
any Revolving Loan is outstanding, and (b) no Notice of Borrowing with respect to Revolving Loans is pending or deemed pending pursuant to Article II.

     "Note" has the meaning specified in Section 2.02.
      ----

     "Notice of Borrowing" means a notice in  substantially  the form of Exhibit
      -------------------                                                -------
A.
-

     "Notice of  Conversion/Continuation"  means a notice in  substantially  the
      ----------------------------------
form of Exhibit B.
        ---------

     "Obligations"  means  all  advances,   debts,   liabilities,   obligations,
      -----------
covenants and duties arising under any Loan Document, owing by the Company to any Bank, including the Swingline Bank, the Agent, or any Person required to be indemnified, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising.

     "Offshore Loan" means any LIBOR Revolving Loan or any LIBOR Swingline Loan.
      --------------

     "Other Taxes" means any present or future stamp or documentary taxes or any
      -----------
other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document.

     "Person" means an individual,  partnership,  corporation, limited liability
      ------
company, business trust, joint stock company, trust, unincorporated association, joint venture or Governmental Authority.

     "Preferred  Stock"  means,  as applied to any  corporation,  shares of such
      ----------------
corporation which shall be entitled to preference or priority over any other shares of such corporation in respect of either the payment of dividends or the distribution of assets upon liquidation.

     "Prescribed  Forms"  shall  mean such duly  executed  and filed  form(s) or
      -----------------
statement(s), and in such number of copies, which may, from time to time, be prescribed by law and which, pursuant to applicable provisions of (a) an income tax treaty between the United States and the country of residence of the Bank providing the form(s) or statement(s), (b) the Code, or (c) any applicable rule or regula-tion under the Code, permit the Company and the Agent to make payments hereunder for the account of such Bank free of deduction or withholding of United States income or other similar taxes.

     "Redeemable"  means, as applied to any Preferred Stock, any Preferred Stock
      ----------
which (i) the issuer undertakes to redeem at a fixed or determinable date or dates (other than pursuant to the exercise of an option to redeem by the issuer, if the failure to exercise such option would not materially adversely affect the business, consolidated financial position or consolidated results of operations of the issuer and its subsidiaries taken as a whole), whether by operation of a sinking fund or otherwise, or upon the occurrence of a condition not solely within the control of the issuer, or (ii) is redeemable at the option of the holder.

     "Reference Banks" means BofA, NationsBank of Texas, N.A. and Citibank, N.A.
      ---------------

     "Replacement   Bank"  has  the  meaning   specified  in  Section   3.06(a).
      ------------------

     "Requirement  of  Law"  means,  as to any  Person,  any law  (statutory  or
      --------------------
common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

     "Responsible Officer" means the chief executive officer, the president, the
      -------------------
chief financial officer or the treasurer of the Company.

     "Restricted  Subsidiary"  means any  Subsidiary  of the  Company  which has
      ----------------------
non-intercompany  assets  with an  aggregate  book  value  exceeding  10% of the
Consolidated Tangible Net Worth of the Company based upon, at the time of determination, the most recent year-end audited consolidated financial statements of the Company.

     "Resulting Increased Commitment" has the meaning specified in Section 3.07.
      ------------------------------

     "Revolving   Loan"  has  the   meaning   specified   in  Section   2.01(a).
      ----------------

     "Revolving  Termination  Date"  means  the  earlier  to  occur  of:
      ----------------------------

          (a) October 1, 1999, as such date may be extended pursuant to Section 2.06; and

          (b) the date on which the commitments of the Banks to make Loans terminate in whole in accordance with Section 2.07, Section 2.09(b) or
     Section 8.02.

     "S&P"  means  Standard & Poor's Rating Group and any successor thereto that
      ---
is  a  nationally  recognized  rating  agency.

     "SEC" means the Securities  and Exchange  Commission,  or any  Governmental
      ---
Authority succeeding to any of its principal functions.

     "Senior Debt Indenture"  means that certain  indenture dated as of March 1,
      ---------------------
1994 between the Company and NationsBank of Texas, N.A., as Trustee, without giving effect to any amendment, modification, termination or cancellation thereof.

     "Specified  Transaction," in respect of the Company,  means any transaction
      ----------------------
or related set of transactions, that results, directly or indirectly, in (i) any sale, lease or exchange of all or substantially all of its property, (ii) the consolidation of the Company with any other Person (unless the Company is the surviving entity), or (iii) a merger of the Company with or into any other Person (unless the Company is the surviving entity), if in connection with such sale, lease, exchange, consolidation or merger any consent, approval or authorization of the shareholders of the Company is required under any of the Company's organizational documents, or any Requirement of Law.

     "Subordinated  Debt"  means  any Debt of the  Company  (i)  that  expressly
      ------------------
provides that it is subordinated in right of payment to the Loans made by the Banks hereunder and under the 5-Year Credit Agreement and (ii) under the terms of which no payments of principal shall be payable (whether by scheduled maturity, required prepayment, or otherwise, unless as a result of the acceleration of such Debt, in accordance with the terms thereof) prior to the date set forth in clause (a) of the definition of the term "Revolving Termination Date" in the 5-Year Credit Agreement.

     "Subsidiary" of a Person means any corporation,  association,  partnership,
      ----------
limited liability company, business trust, joint stock company, joint venture or other business entity of which more than 50% of the voting stock or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of the Company.

     "Surviving Bank" has the meaning specified in Section 3.07.
      --------------

     "Swingline Bank" means BofA.
      --------------

     "Swingline Commitment", as to the Swingline Bank, has the meaning specified
      --------------------
in Section 2.01(b).

     "Swingline Loan" has the meaning specified in Section 2.01(b).
      --------------

     "Taxes"  means  any and all  present  or  future  taxes,  levies,  imposts,
      -----
deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Bank and the Agent, taxes imposed on its net income, and franchise taxes imposed on its net income, by the jurisdiction (or any political subdivision thereof) under the laws of which such Bank or the Agent, as the case may be, is organized or maintains a lending office.

     "Total Capitalization" means, at any time, the sum (without duplication) of
      --------------------
(a) Total Senior Debt, (b) the total outstanding principal amount (or the book carrying amount of such Debt if issued at a discount) of Subordinated Debt of the Company and its consolidated Subsidiaries, (c) Consolidated Net Worth less any amount thereof attributable to "minority interests" (as defined below), and
(d) Redeemable Preferred Stock of the Company and its consolidated Subsidiaries. For the purpose of this definition, "minority interests" means any investment or interest of the Company in any corporation, partnership or other entity to the extent that the total amount thereof owned by the Company (directly or indirectly) constitutes 50% or less of all outstanding interests or investments in such corporation, partnership or entity.

     "Total  Senior  Debt"  means,  at any  time,  the  principal  amount of all
      -------------------
consolidated Debt of the Company and its consolidated Subsidiaries other than Subordinated Debt.

     "Type" has the meaning specified in the definition of "Loan."
      ----

     "United  States"  and  "U.S."  each  mean the  United  States  of  America.
      --------------         ----

     1.02 Other Interpretive  Provisions.  (a) The meanings of defined terms are
          ------------------------------
equally applicable to the singular and plural forms of the defined terms.

          (b) The words "hereof", "herein", "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement. Subsection, Section, Article, Schedule and Exhibit references are to this Agreement unless otherwise specified. The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced. The term "including" is not limiting and means "including without limitation."

          (c) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including."

          (d) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation and (iii) references to IRS forms, SEC forms, FRB statistical releases or other forms, reports or documents of any Governmental Authority are to be construed as including all forms, reports or other documents that consolidate, amend or replace the forms, reports or documents.

          (e) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

          (f) This Agreement and the other Loan Documents are the result of negotiations among the Agent, the Company and the other parties, have been reviewed by counsel to the Agent, the Company and such other parties, and are the products of all parties. Accordingly, they shall not be construed against the Banks or the Agent merely because of the Agent's or Banks' involvement in their preparation.

     1.03  Accounting  Principles.  (a) Unless  the  context  otherwise  clearly
           ----------------------
requires, all accounting terms not expressly defined herein shall be construed, and all financial computations required under this Agreement shall be made, in accordance with GAAP, consistently applied.

          (b) References herein to "fiscal year" and "fiscal quarter" refer to such fiscal periods of the Company.

                                   ARTICLE II

                                   THE CREDITS

     2.01     Amounts and Terms of Commitments.  (a) Each Bank severally agrees,
              --------------------------------
on the terms and conditions set forth herein, to make loans (each such loan a "Revolving Loan") to the Company from time to time on any Business Day during
  --------------
the period from the Closing Date to the Revolving Termination Date, in an aggregate principal amount not to exceed at any time outstanding, together with such Bank's Commitment Percentage of all Swingline Loans then outstanding, the amount set forth opposite such Bank's name on Schedule 2.01 (as such Schedule is
                                              -------------
deemed modified pursuant to this Article II or Article III or Section 10.07) (as such amount may be increased or reduced pursuant to Sections 2.06, 2.07, 2.08, 2.09, 3.06, 3.07 or 8.02, such Bank's "Commitment"); provided, however, that,
                                          ----------    --------  -------
after giving effect to any Borrowing of Revolving Loans, the aggregate principal amount of all outstanding Revolving Loans and Swingline Loans shall not at any time exceed the combined Commitments of all the Banks. Within the limits of each Bank's Commitment, and subject to the other terms and conditions hereof, the Company may borrow under this Section 2.01(a), prepay under Section 2.09(a) and reborrow under this Section 2.01(a).

          (b) The Swingline Bank agrees, on the terms and conditions set forth herein, to make a portion of the combined Commitments of all the Banks available to the Company by making swingline loans (each such loan a "Swingline Loan") to the Company from time to time on any Business Day
      ---------------
     during the period from the Closing Date to the Revolving Termination Date, in an aggregate principal amount not to exceed at any time outstanding $50,000,000 (as such amount may be reduced pursuant to Sections 2.07, 2.08, 2.09, 3.06 or 8.02, the Swingline Bank's "Swingline Commitment"),
                                                       ----------------------
     notwithstanding the fact that such Swingline Loans, when aggregated with the Swingline Bank's outstanding Revolving Loans, may exceed the Swingline Bank's Commitment; provided, however, that, after giving effect to any
                          --------   -------
     Borrowing of a Swingline Loan, the aggregate principal amount of all outstanding Revolving Loans and Swingline Loans shall not at any time exceed the combined Commitments of all the Banks. Within the foregoing limits, and subject to the other terms and conditions hereof, the Company may borrow under this Section 2.01(b), prepay under Section 2.09(a) and reborrow pursuant to this Section 2.01(b).

     2.02     Notes.  The  Loans  made  by  each Bank are evidenced by a note in
              -----
substantially  the form of Exhibit E ("Note") payable to the order of that Bank,
                           ---------   ----
evidencing the aggregate indebtedness of the Company to such Bank resulting from the Loans owed to such Bank. Each Bank may endorse on the schedules annexed to its Notes, the date, amount and maturity of each Loan made by it and the amount of each payment of principal made by the Company with respect thereto. Each
Bank is irrevocably authorized by the Company to endorse its Notes, and each Bank's record shall be prima facie evidence of the matters reflected therein;
                          ----- -----
provided,  however, that the failure of a Bank to make, or an error in making, a
--------   -------
notation thereon with respect to any Loan shall not limit or otherwise affect the obligations of the Company hereunder or under any such Note to such Bank.

2.03     Procedure  for  Revolving  Loan  Borrowings.  (a)  Each  Borrowing  of
         -------------------------------------------
Revolving Loans shall be made upon the Company's irrevocable written notice delivered to the Agent as described in Section 10.02 in the form of a Notice of Borrowing prior to 11:00 a.m. (Houston time) (i) one Business Day prior to the requested Borrowing Date, in the case of Adjusted CD Rate Revolving Loans, (ii) three Business Days prior to the requested Borrowing Date, in the case of LIBOR Revolving Loans, and (iii) on the requested Borrowing Date, in the case of Base Rate Revolving Loans, specifying:

               (A) the amount of the Borrowing, which shall be in an aggregate amount not less than the Minimum Tranche;

               (B) the requested Borrowing Date, which shall be a Business Day;

               (C) the Type of Revolving Loans comprising the Borrowing;

               (D) in the case of Adjusted CD Rate Revolving Loans and LIBOR Revolving Loans, the duration of the Interest Period applicable to such Loans included in such notice. If the Notice of Borrowing fails to specify the duration of the Interest Period for any Borrowing comprised of Adjusted CD Rate Revolving Loans or LIBOR Revolving Loans, such Interest Period shall be 90 days (in the case of an Adjusted CD Rate Revolving Loan) and three months (in the case of a LIBOR Revolving Loan);

provided,  however,  that with respect to a Borrowing, if any, to be made on the
--------   -------
Closing Date, the Notice of Borrowing shall be delivered to the Agent not later than 11:00 a.m. (Houston time) on the Closing Date and such Borrowing will consist of Base Rate Revolving Loans only.

          (b) Upon receipt of the Notice of Borrowing, the Agent will promptly notify each Bank thereof and of the amount of such Bank's Commitment Percentage of such Borrowing.

          (c) Each Bank will make the amount of its Commitment Percentage of such Borrowing available to the Agent for the account of the Company at the Agent's Payment Office on the Borrowing Date requested by the Company in immediately available funds by 1:00 p.m. (Houston time) in the case of a Borrowing comprised of Adjusted CD Rate Revolving Loans or LIBOR Revolving Loans, and by 1:00 p.m. (Houston time) in the case of a Borrowing comprised of Base Rate Revolving Loans. The proceeds of all such Loans will then be made available to the Company by the Agent by wire transfer of immediately available funds in accordance with written instructions provided to the Agent by the Company, unless on the date of the Borrowing all or any portion of the proceeds thereof shall then be required to be applied to the repayment of any outstanding Swingline Loans pursuant to Section 2.05(f), in which case such proceeds or portion thereof shall be applied to the repayment of such Swingline Loans.

          (d) After giving effect to any Borrowing of Revolving Loans, there may not be more than (i) four different Interest Periods in effect in respect of all Adjusted CD Rate Revolving Loans together then outstanding and (ii) four different Interest Periods in effect in respect of all LIBOR Revolving Loans together then outstanding.

     2.04     Conversion  and  Continuation  Elections  for  Revolving  Loan
              --------------------------------------------------------------
Borrowings.  (a)  The  Company may, upon irrevocable written notice to the Agent
----------
under  subsection  (b)  of  this  Section:

               (i) elect, on any Business Day, in the case of Base Rate Revolving Loans, or on the last day of the applicable Interest Period, in the case of Adjusted CD Rate Revolving Loans or LIBOR Revolving Loans, to convert any such Loans (or any part thereof in an amount not less than the Minimum Tranche) into Revolving Loans of another Type; or

               (ii) elect to renew on the last day of the applicable Interest Period any Revolving Loans having Interest Periods maturing on such day (or any part thereof in an amount not less than the Minimum Tranche);

provided, that if at any time the aggregate amount of Adjusted CD Rate Revolving
--------
Loans or LIBOR Loans in respect of any Borrowing is reduced, by payment, prepayment, or conversion of part thereof to be less than the Minimum Tranche, such Loans shall automatically convert into Base Rate Revolving Loans, and on and after such date the right of the Company to continue such Loans as, and convert such Loans into, Adjusted CD Rate Revolving Loans or LIBOR Revolving Loans shall terminate, except that if and so long as each such Revolving Loan
                          ------
shall be of the same Type and have the same Interest Period as Revolving Loans comprising another Borrowing or other Borrowings, and the aggregate unpaid principal amount of all such Loans of all such Borrowings shall equal or exceed $10,000,000, the Company shall have the right to continue all such Loans as, or to convert all such Loans into, Revolving Loans of such Type having such Interest Period.

          (b) The Company shall deliver a Notice of Conversion/Continuation to be received by the Agent not later than 11:00 a.m. (Houston time) at least
     (i) one Business Day in advance of the Conversion/Continuation Date, if the Revolving Loans are to be converted into or continued as Adjusted CD Rate Revolving Loans; (ii) three Business Days in advance of the Conversion/Continuation Date, if the Revolving Loans are to be converted into or continued as LIBOR Revolving Loans; and (iii) on the Conversion/Continuation Date, if the Revolving Loans are to be converted into Base Rate Revolving Loans, specifying:

                    (A) the proposed Conversion/Continuation Date;

                    (B) the aggregate  amount of Revolving Loans to be converted or renewed;

                    (C) the Type of Revolving  Loans resulting from the proposed conversion or continuation; and

                    (D) other than in the case of conversions into Base Rate Revolving Loans, the duration of the requested Interest Period.

          (c) If upon the expiration of any Interest Period applicable to any Adjusted CD Rate Revolving Loans or LIBOR Revolving Loans, the Company has failed to select timely a new Interest Period to be applicable to such Loans, the Company shall be deemed to have elected to convert such Loans into Base Rate Revolving Loans.

          (d) The Agent will promptly notify each Bank of its receipt of a Notice of Conversion/Continuation, or, if no timely notice is provided by the Company under this Section, the Agent will promptly notify each Bank of the details of any automatic conversion. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Revolving Loans held by each Bank with respect to which the notice was given.

          (e) Unless the Majority Banks otherwise agree, during the existence of a Default or Event of Default, the Company may not elect to have a Revolving Loan converted into or continued as an Adjusted CD Rate Revolving Loan or a LIBOR Revolving Loan with an Interest Period exceeding one month (in the case of a LIBOR Revolving Loan) or 30 days (in the case of an Adjusted CD Rate Revolving Loan).

          (f) After giving effect to any conversion or continuation of Revolving Loans, there may not be more than (i) four different Interest Periods in effect in respect of all Adjusted CD Rate Revolving Loans together then outstanding and (ii) four different Interest Periods in effect in respect of all LIBOR Revolving Loans together then outstanding.

     2.05     Procedure  for  Swingline  Borrowings.  (a)  Each  Borrowing  of a
              -------------------------------------
Swingline Loan shall be made upon the Company's irrevocable written notice to the Agent as described in Section 10.02 in the form of a Notice of Borrowing prior to 11:00 a.m. (Houston time) (i) one Business Day prior to the requested Borrowing Date, in the case of an Adjusted CD Rate Swingline Loan, (ii) three Business Days prior to the requested Borrowing Date, in the case of a LIBOR Swingline Loan, and (iii) on the requested Borrowing Date, in the case of a Base Rate Swingline Loan, specifying: (i) the amount of such Loan, which shall be an amount not less than the Minimum Tranche; (ii) the requested Borrowing Date, which shall be a Business Day, (iii) the duration of the Interest Period applicable to such Loan, which shall not be more than 10 days, and (iv) if the product of the amount of such Loan and the number of days in the applicable Interest Period equals or exceeds $15,000,000, the Type of Swingline Loan. Upon receipt of the Notice of Borrowing, the Agent will promptly provide the Swingline Bank with a copy thereof.

          (b) If the product of the amount of a requested Swingline Loan and the number of days in the applicable Interest Period equals or exceeds $15,000,000, such Loan shall bear interest at the LIBO Rate plus the Applicable Margin, the Adjusted CD Rate plus the Applicable Margin or the Base Rate, as selected by the Company pursuant to Section 2.05(a). If the product of the amount of a requested Swingline Loan and the number of days in the applicable Interest Period is less than $15,000,000, such Loan shall bear interest at the Base Rate.

          (c) Unless the Swingline Bank has received notice prior to 11:00 a.m. (Houston time) on the relevant Borrowing Date from the Agent (including at the request of any Bank) (i) directing the Swingline Bank not to make the requested Swingline Loan as a result of the limitation set forth in the proviso set forth in Section 2.01(b), or (ii) that one or more conditions
     -------
     specified in Article IV are not then satisfied;  then, subject to the terms
                                                      ----
     and conditions hereof, the Swingline Bank will, not later than 2:00 p.m. (Houston time) on the Borrowing Date specified in such Notice of Borrowing, make the amount of the requested Swingline Loan available to the Company by wire transfer of immediately available funds in accordance with written instructions provided to the Agent by the Company. The Swingline Bank agrees that, if it has received notice described in clause (i) or (ii) above, it will not make the requested Swingline Loan to the Company.

          (d) After giving effect to any Borrowing of a Swingline Loan, there may not be more than three different Swingline Loans outstanding at any one time.

          (e) The Agent will notify the Banks of any Swingline Loan Borrowing or repayment thereof promptly after any such Borrowing or repayment.

          (f) If (i) any Swingline Loan shall remain outstanding at 11:00 a.m. (Houston time) on the last day of the Interest Period applicable to such Loan and by such time on such day the Agent shall have received neither (A) a Notice of Borrowing delivered pursuant to Section 2.03 requesting that Revolving Loans be made pursuant to Section 2.01(a) on such day in an amount at least equal to the principal amount of such Swingline Loan, nor
     (B) any other notice indicating the Company's intent to repay such Swingline Loan with funds obtained from other sources, or (ii) any Swingline Loans shall remain outstanding during the existence of a Default or Event of Default and the Swingline Bank shall in its sole discretion notify the Agent that the Swingline Bank desires that such Swingline Loans be converted into Revolving Loans; then, the Agent shall be deemed to have
                                         ----
     received a Notice of Borrowing from the Company pursuant to Section 2.03 requesting that Base Rate Revolving Loans be made pursuant to Section 2.01(a) on such day (in the case of the circumstances described in clause
     (i) above) or on the first Business Day subsequent to the date of such notice from the Swingline Bank (in the case of the circumstances described in clause (ii) above) in an amount equal to the aggregate amount of such Swingline Loans, and the procedures set forth in Sections 2.03(b) and 2.03(c) shall be followed in making such Base Rate Revolving Loans; provided, that such Base Rate Revolving Loans shall be made notwithstanding
     --------
     the Company's failure to comply with the conditions specified in Section 4.02; and provided, further, that if a Borrowing of Revolving Loans becomes
               --------  -------
     legally impracticable and if so required by the Swingline Bank at the time such Revolving Loans are required to be made by the Banks in accordance with this Section 2.05(f), each Bank agrees that in lieu of making Revolving Loans as described above, such Bank shall purchase a participation from the Swingline Bank in the applicable Swingline Loans in an amount equal to such Bank's Commitment Percentage of the aggregate principal amount of such Swingline Loans, and the procedures set forth in Sections 2.03(b) and 2.03(c) shall be followed in connection with the purchases of such participations. The proceeds of such Base Rate Revolving Loans shall be applied to repay such Swingline Loans. A copy of each notice given by the Agent to the Banks pursuant to this Section 2.05(f) with respect to the making of Revolving Loans or the purchases of participations, as the case may be, shall be promptly delivered by the Agent to the Company. Each Bank's obligation in accordance with this Agreement to make the Revolving Loans or purchase the participations, as contemplated by this Section 2.05(f), shall be absolute and unconditional and shall not be affected by any circumstance, including (1) any set-off, counterclaim, recoupment, defense or other right which such Bank may have against the Swingline Bank, the Company or any other Person for any reason whatsoever; (2) the occurrence or continuance of a Default or an Event of Default; or (3) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

     2.06     Increase and Extension of Commitments.  (a) The Company shall have
              -------------------------------------
the right, without the consent of the Banks but subject to the approval of the Agent (which approval shall not be unreasonably withheld), to effectuate from time to time an increase in the total Commitments under this Agreement by adding to this Agreement one or more Persons that are Eligible Assignees (who shall, upon completion of the requirements stated in this Section, constitute "Banks" hereunder), or by allowing one or more Banks to increase their Commitments hereunder, so that such added and increased Commitments shall equal the increase in Commitments effectuated pursuant to this Section; provided that (i) no
                                                            --------
increase in Commitments pursuant to this Section shall result in the total Commitments exceeding $1,100,000,000 or shall result in the aggregate amount of the increases in the Commitments effectuated pursuant to this Section since the date of this Agreement being in excess of the sum of $100,000,000 plus the aggregate amount (but not greater than $50,000,000) of all non-ratable reductions and terminations of Commitments effectuated pursuant to Section 2.08;
(ii)  no  Bank's Commitment shall be increased without the consent of such Bank;
(iii)  there  has occurred and is continuing no Default or Event of Default, and
(iv)  there  has  been  no  ratable reduction of Commitments pursuant to Section
2.07. The Company shall deliver or pay, as applicable, to the Agent each of the following items with respect to each Eligible Assignee (and each existing Bank whose Commitment will increase) prior to 11:00 a.m. (Houston time) (A) five Business Days prior to the requested effective date of such increase in the Commitments, if such date is a No Loan Date, or (B) ten Business Days prior to the requested effective date of such increase in the Commitments, if such date is not a No Loan Date:

                    (1) a written notice of the Company's  intention to increase the total Commitments pursuant to this Section, which shall specify each new Eligible Assignee, if any, the changes in amounts of Commitments that will result, and such other information as is reasonably requested by the Agent;

                    (2) a document in form and  substance  as may be  reasonably required by the Agent-, executed and delivered by each new Eligible Assignee and each Bank agreeing to increase its Commitment, pursuant to which it becomes a party hereto or increases its Commitment, as the case may be, which document, in the case of a new Eligible Assignee, shall (among other matters) specify the CD Lending Office, Domestic Lending Office and LIBOR Lending Office of such new Eligible Assignee;

                    (3) a Note in the  principal  amount of the  Commit-ment  of each new Eligible Assignee, or a replacement Note in the principal amount of the increased Commitment of each Bank agreeing to increase its Commitment, as the case may be, executed and delivered by the Company, which Note shall be in form and substance as may be reasonably required by Agent; and

                    (4) a non-refundable  processing fee of $4,000, for the sole account of the Agent.

          Upon receipt of any notice referred to in clause (1) above, the Agent will promptly notify each Bank thereof. Upon execution and delivery of such documents and the payment of such fee, such new Eligible Assignee shall constitute a "Bank" hereunder with a Commitment as specified therein, or such Bank's Commitment shall increase as specified therein, as the case may be. The Company agrees to pay to the Banks on demand any and all amounts to the extent payable pursuant to Section 3.02 as a result of any such prepayment of Loans occasioned by the foregoing increase in the Commitments.

          (b) Not less than 30 days nor more than 60 days before the then current Revolving Termination Date, the Company may, by written request delivered to the Agent, request that the Revolving Termination Date be extended for a period of 364 days from the then-current Revolving Termination Date. The Agent shall notify the Banks of any such request. Such extension shall only be effective upon the approval thereof in writing by the Agent and all of the Banks (which approval may be given or withheld in each such Person's sole discretion). If such approval is given, the Agent will notify the Company and the Banks thereof, and this Agreement shall be deemed to be amended to reflect such 364-day extension of the Revolving Termination Date. Each request for an extension of the Revolving Termination Date under this Section shall contain a certification by a Responsible Officer that, as of the date of such request and as of the then current Revolving Termination Date, (i) the representations and warranties in Article V are and will be true and correct in all material respects on and as of each such date with the same effect as if made on and as of each such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date), and (ii) no Default or Event of Default exists or would result from such extension.

     2.07     Ratable Reduction or Termination of Commitments.  The Company may,
              -----------------------------------------------
upon not less than three Business Days' prior notice to the Agent, terminate all the Commitments, or permanently reduce all the Commitments by an aggregate minimum amount of $10,000,000 or any multiple of $1,000,000 in excess thereof; unless, after giving effect thereto and to any prepayments of Loans made on the
------
effective date thereof, (i) the then-outstanding principal amount of all Revolving Loans and Swingline Loans would exceed the amount of the combined Commitments of all the Banks then in effect, or (ii) the then-outstanding principal amount of all Swingline Loans would exceed the amount of the Swingline Commitment then in effect, as adjusted pursuant to the last sentence of this
Section 2.07. Once reduced in accordance with this Section, the Commitments may not be increased. Any such reduction of the Commitments shall be applied ratably to each Bank's Commitment according to its Commitment Percentage. At no time shall the Swingline Commitment exceed the combined Commitments of all the Banks, and any reduction of the Commitments which reduces the combined Commitments of all the Banks below the then-current amount of the Swingline Commitment shall result in an automatic corresponding reduction of the Swingline Commitment to the amount of the combined Commitments of all the Banks, as so reduced, without any action on the part of the Swingline Bank.

2.08     Non-Ratable Reduction or Termination of Commitments.  The Company shall
         ---------------------------------------------------
have the right, without the consent of any Bank, but subject to the approval of the Agent (which consent shall not be unreasonably withheld), to reduce in part or to terminate in whole the Commitment of one or more Banks non-ratably, provided that (i) the effective date of any such reduction or termination of
--------
Commitments shall be a No Loan Date, (ii) after giving effect thereto and to any prepayments of Swingline Loans made on the effective date thereof, the then-outstanding principal amount of all Swingline Loans shall not exceed the amount of the Swingline Commitment then in effect, as adjusted pursuant to the penultimate sentence of this Section 2.08; (iii) on the effective date of any such reduction or termination (x) no Default or Event of Default shall have occurred and be continuing, (y) the senior unsecured long-term debt of the Company is rated BBB- or better by S&P or Baa3 or better by Moody's, and (z) the Company shall pay to any Bank whose Commitment is terminated all amounts owed by the Company to such Bank under this Agreement (including accrued commitment fees), (iv) the aggregate amount of each non-ratable reduction shall be at least $5,000,000, and (v) the aggregate amount of all such non-ratable reductions and terminations of Commitments since the date of this Agreement shall not exceed the sum of $50,000,000, plus the aggregate amount (but not greater than $50,000,000) of all increases in Commitments effectuated pursuant to Section
2.06. At no time shall the Swingline Commitment exceed the combined Commitments of the Banks, and any reduction of the Commitment of one or more Banks non-ratably which reduces the combined Commitments of the Banks below the then-current amount of the Swingline Commitment shall result in an automatic corresponding reduction of the Swingline Commitment to the amount of the combined Commitments of the Banks, as so reduced, without any action on the part of the Swingline Bank. The Company shall give the Agent three Business Days' notice of the Company's intention to reduce or terminate any Commitment pursuant to this Section.

2.09     Optional  and  Mandatory Prepayments.  (a) Subject to Section 3.02, the
         ------------------------------------
Company may, at any time or from time to time by irrevocable notice to the Agent, not later than 11:00 a.m. (Houston time) (i) one Business Day prior to a prepayment of any CD Loan, (ii) three Business Days prior to a prepayment of any Offshore Loan, or (iii) on the Business Day of a prepayment of any Base Loan, ratably prepay Loans in whole or in part, in minimum amounts of $5,000,000 or any multiple of $1,000,000 in excess thereof. Such notice of prepayment shall specify the date and amount of such prepayment, whether the Loans to be prepaid are Revolving Loans or Swingline Loans, the Type(s) of any Loans to be prepaid and the specific Borrowing or Borrowings pursuant to which such Loans were made. The Agent will promptly notify each Bank, in the case of the prepayment of Revolving Loans, or the Swingline Bank, in the case of the prepayment of Swingline Loans, of its receipt of any such notice, and of such Bank's Commitment Percentage of such prepayment, as applicable. If such notice is given by the Company, the Company shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to each such date on the amount of Offshore Loans prepaid.

          (b) Immediately upon the occurrence of any Specified Transaction or at any time prior to the date that is 180 days after the date of consummation of such Specified Transaction, the Agent shall at the request of, and may with the consent of, the Majority Banks, in their sole and absolute discretion, (i) by notice to the Company pursuant to Section 10.02, declare the outstanding principal amount of all Loans, together with accrued interest, amounts payable pursuant to Section 3.02 and all other amounts outstanding hereunder, to be immediately due and payable, whereupon such amounts shall immediately be paid by the Company, and (ii) by notice to the Company pursuant to Section 10.02, declare the obligation of each Bank to make Loans, including the obligation of the Swingline Bank to make Swingline Loans, be terminated, whereupon such obligations shall be terminated immediately.

          (c) On the date of any increase in the total  Commitments  pursuant to
     Section 2.06, the Company shall prepay all Revolving Loans outstanding on such date, together with accrued interest thereon and amounts payable pursuant to Section 3.02; provided, however, that, notwithstanding the foregoing sentence, if after giving effect to such an increase in the total Commitments there are no new Banks hereunder and the Commitment Percentage of each Bank is unchanged from its Commitment Percentage immediately prior to such increase, then the Company shall not be required to prepay any Revolving Loans and related amounts outstanding on such date.

          (d) Any mandatory prepayment under subsection (b) or (c) of this Section shall be made by the Company without presentment, demand, protest or other notice of any kind, except as provided in subsection (b), all of which are expressly waived by the Company.

     2.10     Repayment.  The  Company  shall repay to the Agent for the account
              ---------
of each Bank on the Revolving Termination Date the aggregate principal amount of all Revolving Loans outstanding on such date. The Company shall repay to the Agent for the account of the Swingline Bank the outstanding principal amount of each Swingline Loan on the last day of the Interest Period applicable thereto.

     2.11  Interest.  (a) Each  Loan  shall  bear  interest  on the  outstanding
           --------
principal amount thereof from the applicable Borrowing Date until paid at a rate per annum equal to the Adjusted CD Rate, the LIBO Rate or the Base Rate, as the case may be (and subject, in the case of Revolving Loans, to the Company's right to convert to other Types of Revolving Loans under Section 2.04), plus, in the case of CD Loans and Offshore Loans, the Applicable Margin; provided, however,
                                                             --------   -------
that in no event shall the applicable rate payable to any Bank exceed the Highest Lawful Rate applicable to such Bank.

          (b) Interest on each Loan shall be paid to the Agent for the account of each Bank, in the case of Revolving Loans, or the Swingline Bank, in the case of Swingline Loans, in arrears on each Interest Payment Date. Interest shall also be paid on the date of any prepayment of Offshore Loans under
     Section 2.09 for the portion of the Offshore Loans so prepaid and upon payment in full thereof.

          (c) Any principal amount of any Loan which is not paid when due (whether at stated maturity, by acceleration or otherwise) shall bear interest, to the extent permitted by law, from the date on which such amount became due until such amount is paid in full, payable on demand, at a rate per annum equal at all times to the sum of the Base Rate in effect from time to time plus 1.50% per annum, provided, however, that in no event
                                             --------  -------
     shall such rate as to any Bank exceed the Highest Lawful Rate applicable to such Bank.

     2.12     Fees.  The  Company  agrees to pay to the Agent for the account of
              ----
each Bank a commitment fee on the actual daily amount by which such Bank's Commitment exceeds the aggregate outstanding principal amount of such Bank's Revolving Loans, from the Closing Date until the Revolving Termination Date at a rate per annum equal to the Applicable Fee Amount, payable in arrears on the last Business Day of each calendar quarter during the term of such Bank's Commitment, and on the Revolving Termination Date. The Company shall pay to the Agent for its own account and the account of the Arranger such additional fees as are set forth in the fee letter dated September 30, 1998.

     2.13  Computation of Fees and Interest.  All  computations  of interest for
           --------------------------------
Base Rate Revolving Loans and Base Rate Swingline Loans, when the Base Rate is determined according to clause (b) of the definition of "Base Rate" shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (but not to exceed as to any Bank the Highest Lawful Rate applicable to such Bank). Interest and fees shall accrue during each period during which interest or such fees are computed from the first day thereof to the last day thereof.

     2.14 Interest Rate  Determination  and Protection.  (a) Each Reference Bank
          --------------------------------------------
and the Swingline Bank, as applicable, agrees to furnish to the Agent timely information for the purpose of determining each Adjusted CD Rate or LIBO Rate, as applicable. If any one or more of the Reference Banks shall not furnish such timely information to the Agent for the purpose of determining any such interest rate, the Agent shall determine such interest rate on the basis of timely information furnished by the remaining Reference Banks.

          (b) The Agent shall give prompt notice to the Company and the Banks of the applicable interest rate determined by the Agent for purposes of
     Section 2.11(a).

          (c) If fewer than two Reference Banks furnish timely informa-tion to the Agent for determining the LIBO Rate for any LIBOR Revolving Loans or the Adjusted CD Rate for any Adjusted CD Rate Revolving Loans,

               (i) the Agent shall forthwith notify the Company and the Banks that the interest rate cannot be deter-mined for such LIBOR Revolving Loans or Adjusted CD Rate Revolving Loans, as the case may be,

               (ii) each such Loan will automatically, on the last day of the then existing Interest Period therefor, convert into a Base Rate Revolving Loan (or if such Loan is then a Base Rate Revolving Loan, will continue as a Base Rate Revolving Loan), and

               (iii) the obligation of the Banks to make, or to convert Revolving Loans into or continue Revolving Loans as, Adjusted CD Rate Revolving Loans or LIBOR Revolving Loans, as the case may be, shall be suspended until the Agent shall notify the Company and the Banks that the circumstances causing such suspension no longer exist.

          (d) With respect to any Offshore Loan or CD Loan, upon request by the Company the Agent shall provide to the Company the information furnished by each Reference Bank or the Swingline Bank, as applicable, to enable the Agent to determine the LIBOR Rate or the Adjusted CD Rate, as the case may be, for such Loan.

          (e) If, with respect to any Adjusted CD Rate Revolving Loans or LIBOR Revolving Loans, the Majority Banks notify the Agent that the applicable interest rate for any Interest Period for such Loans cannot be reasonably determined or will not adequately reflect the cost to such Majority Banks of making, funding or maintaining their respective Adjusted CD Rate Revolving Loans or LIBOR Revolving Loans, as the case may be, for such Interest Period, the Agent shall forthwith so notify the Company and the Banks, whereupon

               (i) each such Revolving Loan will automatically, on the last day of the then existing Interest Period therefor, convert into a Base Rate Revolving Loan (or, if such Revolving Loan is then a Base Rate Revolving Loan, will continue as a Base Rate Revolving Loan), and

               (ii) the obligation of the Banks to make, or to convert Revolving Loans into or continue Revolving Loans as, Adjusted CD Rate Revolving Loans or LIBOR Revolving Loans, as the case may be, shall be suspended until the Agent shall notify the Company and the Banks that the circumstances causing such suspension no longer exist.

          (f) If the Swingline Bank notifies the Agent that the applicable interest rate for any Interest Period for any Adjusted CD Rate Swingline Loan or LIBOR Swingline Loan cannot be reasonably determined or will not adequately reflect the cost to the Swingline Bank of making, funding or maintaining such Loan, the Agent shall forthwith so notify the Company, whereupon the obligation of the Swingline Bank to make Adjusted CD Rate
     Swingline Loans or LIBOR Swingline Loans, as the case may be, shall be suspended until the Agent shall notify the Company that the circumstances causing such suspension no longer exist.

     2.15     Payments  by  the  Company.  (a)  Except  as  otherwise  expressly
              --------------------------
provided herein, all payments by the Company shall be made in Dollars to the Agent for the account of the Banks, in the case of Revolving Loans, or the Swingline Bank, in the case of Swingline Loans, at the Agent's Payment Office and shall be made without setoff, recoupment or counterclaim. Such payments shall be made in immediately available funds no later than 1:00 p.m. (Houston time) on the date specified herein. The Agent will promptly distribute to each Bank its Commitment Percentage share (or other applicable share as expressly provided herein), in the case of Revolving Loans, or to the Swingline Bank, in the case of Swingline Loans, of such payment in like funds as received. Any payment received by the Agent later than the time specified above shall be deemed to have been received on the following Business Day, and any applicable interest or fee shall continue to accrue.

          (b) Subject to the provisions set forth in the definition of "Interest Period" herein, whenever any payment is due on a day other than a Business Day, such payment shall be made on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

          (c) Unless the Agent receives notice from the Company prior to the date on which any payment is due to the Banks or the Swingline Bank, as the case may be, that the Company will not make such payment in full as and when required, the Agent may assume that the Company has made such payment in full to the Agent on such date in immediately available funds, and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Bank or the Swingline Bank, as the case may be, on such due date an amount equal to the amount then due such Bank. If and to the extent the Company has not made such payment in full to the Agent, each Bank or the Swingline Bank, as applicable, shall repay to the Agent on demand such amount distributed to such Bank, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Bank until the date repaid.

     2.16     Payments by the Banks to the Agent.  (a) Unless the Agent receives
              ----------------------------------
notice from a Bank on or prior to the Closing Date or, with respect to any Borrowing after the Closing Date, at least one Business Day prior to the proposed Borrowing Date, that such Bank will not make available as and when required hereunder to the Agent for the account of the Company the amount of that Bank's Commitment Percentage, in the case of a Revolving Loan Borrowing, or the Swingline Loan, in the case of a Swingline Loan Borrowing, the Agent may assume that each Bank, in the case of a Revolving Loan Borrowing, or the Swingline Bank, in the case of a Swingline Borrowing, has made such amount available to the Agent in immediately available funds on the Borrowing Date and the Agent may (but shall not be so required), in reliance upon such assumption, make available to the Company on such date a corresponding amount. If and to the extent any Bank shall not have made its full amount available to the Agent in immediately available funds and the Agent in such circumstances has made available to the Company such amount, that Bank shall on the Business Day following such Borrowing Date make such amount available to the Agent, together with interest at the Federal Funds Rate for each day during such period. A notice of the Agent submitted to any Bank with respect to amounts owing under this subsection (a) shall be conclusive, absent manifest error. If such amount is so made available, such payment to the Agent shall constitute such Bank's Loan on the date of Borrowing for all purposes of this Agreement. If such amount is not made available to the Agent on the Business Day following the Borrowing Date, the Agent will notify the Company of such failure to fund and, upon demand by the Agent, the Company shall pay such amount to the Agent for the Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Loans comprising such Borrowing, in the case of a Revolving Loan Borrowing, or at the applicable Swingline Rate, in the case of a Swingline Loan Borrowing.

          (b) The failure of any Bank to make any Revolving Loan on any Borrowing Date shall not relieve any other Bank of any obligation hereunder to make a Revolving Loan on such Borrowing Date, but no Bank shall be responsible for the failure of any other Bank to make the Revolving Loan to be made by such other Bank on any Borrowing Date.

     2.17     Sharing  of  Payments,  Etc.  If, other than as expressly provided
              ---------------------------
elsewhere herein, any Bank shall obtain on account of the Loans made by it any non-pro rata payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise), such Bank shall immediately (a) notify the Agent of such fact, and (b) purchase from the other Banks such participations in the Loans made by them as shall be necessary to cause such purchasing Bank to share the excess payment with each of them in accordance with their Commitment Percentages; provided, however, that if all or any portion of such excess
              --------   -------
payment is thereafter recovered from the purchasing Bank, such purchase shall to that extent be rescinded and each other Bank shall repay to the purchasing Bank the purchase price paid therefor, together with an amount equal to such paying Bank's Commitment Percentage (according to the proportion of (i) the amount of such paying Bank's required repayment to (ii) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Company agrees that any Bank so purchasing a participation from another Bank may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Bank were the direct creditor of the Company in the amount of such participation.

                                   ARTICLE III

                     TAXES, YIELD PROTECTION AND ILLEGALITY

     3.01     Taxes.  (a)  Any  and  all payments by the Company to each Bank or
              -----
the Agent under this Agreement and any Note shall be made free and clear of, and without deduction or withholding for, any Taxes. In addition, the Company shall pay all Other Taxes.

          (b) To the fullest extent permitted by applicable law, the Company agrees to indemnify and hold harmless each Bank and the Agent for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 3.01) paid by such Bank or the Agent and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days after the date the Bank or the Agent makes written demand therefor in accordance with this Section 3.01(b).

          (c) If the Company shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable under this Agreement or any Note to any Bank or the Agent, then: (i) the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section 3.01) such Bank or the Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made; (ii) the Company shall make such deductions and withholdings; and (iii) the Company shall pay the full amount deducted or withheld to the relevant taxing or other authority in accordance with applicable law.

          (d) Notwithstanding anything to the contrary contained in this Agreement, each of the Company and the Agent shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or other similar taxes imposed by the United States of America from interest, fees or other amounts payable under this Agreement or any Note for the account of any Bank (without indemnification or the payment by the Company of increased amounts pursuant to clause (a), (b) or (c) above) other than a Bank (i) which is a domestic corporation (as defined in Section 7701 of the
     Code) for federal income tax purposes or (ii) which has the Prescribed Forms on file with the Company and the Agent for the applicable year, provided that if the Company shall so deduct or withhold any such taxes, it
     --------
     shall provide a statement to the Agent and such Bank, setting forth the amount of such taxes so deducted or withheld, the applicable rate and any other information or documentation which such Bank or the Agent may reasonably request to assist such Bank or the Agent in obtaining any allowable credits or deductions for the taxes so deducted or withheld in the jurisdiction or jurisdictions in which such Bank is subject to tax.

          (e) Within 30 days after the date of any payment by the Company of Taxes or Other Taxes, the Company shall furnish the Agent the original or a certified copy of a receipt (if available) evidencing payment thereof, or other evidence of payment satisfactory to the Agent.

          (f) Each Bank shall use reasonable efforts (consistent with its internal policies and legal and regulatory restrictions) to select a jurisdiction for its Lending Office or change the jurisdiction of its Lending Office, as the case may be, so as to avoid the imposition of any Taxes or Other Taxes or to eliminate any such additional payment by the Company which may thereafter accrue; provided that no such selection or
                                             --------
     change shall be made if, in the sole judgment of such Bank, such selection or change would be disadvantageous to such Bank.

     3.02     Breakage Costs.  If (a) any payment of principal of any CD Loan or
              --------------
Offshore Loan is made by the Company prior to the last day of an Interest Period relating to such Loan, or (b) the Company fails to borrow a Borrowing consisting of a CD Loan or an Offshore Loan on the date for such Borrowing specified in the Notice of Borrowing (except as permitted by and subject to the provisions of Sections 2.14(c), (e) and (f) and 3.04), then upon demand by any Bank, the Company shall pay to the Agent for the account of such Bank any amounts required to compensate such Bank for any losses, costs or expenses which it may reasonably incur as a result of such payment, including, without limitation, any loss (excluding loss of anticipated profits), cost or expense incurred by reasons of the liquidation or reemployment of deposits or other funds acquired by such Bank to fund or maintain such Borrowing, but not including any cost of termination or liquidation of any hedge or related trading position (such as a rate swap, basis swap, forward rate transaction, interest rate option, cap, collar or floor transaction, swaption, or any other, similar transaction). For purposes of calculating amounts payable by the Company to the Banks under this Section, (i) each Offshore Loan made by a Bank (and each related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the LIBO Rate used in determining such Offshore Loan by a matching deposit or other borrowing in the interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Offshore Loan is in fact so funded, and (ii) each CD Loan made by a Bank (and each related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the Certificate of Deposit Rate used in determining the Adjusted CD Rate for such CD Loan by the issuance of its certificate of deposit in a comparable amount and for a comparable period, whether or not such CD Loan is in fact so funded.

     3.03 Increased Costs. (a) If, due to either: (i) after the date hereof, the
          ---------------
introduction of or any change (other than any change by way of imposition or increase of reserve requirements pursuant to Section 3.05) in or in the interpretation of any law or regulation by a Governmental Authority charged with the interpretation or administration thereof, or (ii) the compliance with any guideline enacted after the date hereof or request received after the date hereof from any Governmental Authority (whether or not having the force of law) the effect of which is to impose or modify any reserve, special deposit, insurance assessment, or similar requirement relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, any Bank (other than reserves maintained as provided for in Section 3.05), there shall be any actual increase in the cost to such Bank of agreeing to make or making, funding or maintaining any CD Loan or Offshore Loan, then the Company shall from time to time, upon demand by such Bank (with a copy of such demand to the Agent), pay to the Agent for the account of such Bank additional amounts sufficient to compensate such Bank for such actual increased cost. Promptly after any Bank becomes aware of any such introduction, change or proposed compliance, such Bank shall notify the Company thereof. No Bank shall be permitted to recover increased costs incurred or accrued more than 90 days prior to the date such notice is given to the Company, unless such change in law, regulation, enactment or request giving rise to increased costs hereunder is retroactive in effect and such Bank gives notice of demand for compensation not later than 90 days from the date on which such law or regulation is in effect or such enactment or request occurs.

          (b) If the Company so notifies the Agent within five Business Days after any Bank notifies the Company of any increased cost pursuant to the provisions of Section 3.03(a), the Company shall convert all Revolving Loans of the Type affected by such increased cost of all Banks then outstanding into Revolving Loans of another Type in accordance with Section
     2.04 and, additionally, reimburse such Bank for such increased cost in accordance with Section 3.03(a).

          (c) If any Bank shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, charged with the interpretation or administration thereof, or compliance by any Bank (or its Lending Office) or the corporation controlling such Bank with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency has the effect of increasing the amount of capital required or expected to be maintained as a result of its Commitment hereunder, such Bank shall have the right to give prompt written notice to the Company with a copy to the Agent, which notice shall notify the Company of the additional amounts as shall be required to compensate such Bank for the increased cost to such Bank as a result of such increase in capital and shall certify that such costs are generally being charged by such Bank to other similarly situated borrowers under similar credit facilities and such amounts shall be paid promptly by the Company. No Bank shall be permitted to recover increased costs incurred or accrued more than 90 days prior to the date such notice is given to the Company, unless such adoption, change, request or directive giving rise to increase in capital is adopted or required retroactively and such Bank gives notice of demand for compensation not later than 90 days from the date on which such adoption, change, request or directive occurs.

          (d) Each Bank shall use its best efforts (consistent with its internal policies and legal and regulatory restrictions) to select a jurisdiction for its Lending Office or change the jurisdiction of its Lending Office, as the case may be, so as to avoid the imposition of any increased costs under this Section 3.03 or to eliminate the amount of any such increased cost which may thereafter accrue; provided that no such selection or change of
                                    --------
     the jurisdiction for its Lending Office shall be made if, in the reasonable judgment of such Bank, such selection or change would be disadvantageous to such Bank.

     3.04     Illegality.  Notwithstanding  any  other  provision  of  this
              ----------
Agreement, if any Bank shall notify the Agent that, after the date hereof, the introduction of or any change in or in the interpretation of any law or regulation shall make it unlawful, or any Governmental Authority shall assert that it is unlawful, for any Bank or its LIBOR Lending Office to make any Offshore Loans or to continue to fund or maintain any Offshore Loan hereunder, then, on notice thereof and demand therefor by such Bank to the Company, (i) the obligation of such Bank to make Offshore Loans and to convert Revolving Loans into LIBOR Revolving Loans shall be suspended until the Agent shall notify the Company that the circumstances causing such suspension no longer exist, and (ii) the Company shall, if permitted by applicable law, convert on the last day of the applicable Interest Period, and if not so permitted, forthwith convert all LIBOR Revolving Loans of all Banks then outstanding into Revolving Loans of another Type in accordance with Section 2.04.

     3.05  Reserves  on  Offshore  Loans.  If any Bank shall be  required  under
           -----------------------------
regulations of the FRB to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as "Eurocurrency liabilities"), and if as a result thereof there is an increase in the cost to such Bank of agreeing to make or making, funding or maintaining Offshore Loans, the Company shall from time to time, upon demand by such Bank (with a copy of such demand to the Agent), pay to the Agent for the account of such Bank additional amounts, as additional interest hereunder, sufficient to compensate Bank for such increased cost. Increased costs under this Section 3.05 shall be payable by the Company on each Interest Payment Date on such Offshore Loans, provided the Company shall have received at least 15 days' prior written notice (with a copy to the Agent) of such additional interest from the Bank. If a Bank fails to give notice 15 days prior to the relevant Interest Payment Date, such additional interest shall be payable 15 days from receipt of such notice. No Bank shall be permitted to recover additional interest incurred or accrued more than 90 days prior to the date such notice is given to the Company, unless any such reserve requirement giving rise to additional interest hereunder is made or announced retroactively and such Bank gives notice of demand for compensation not later than 90 days from the date on which such requirement is in effect.

     3.06  Replacement of Bank;  Termination of Bank. In the event that any Bank
           -----------------------------------------
makes a demand for payment pursuant to Sections 3.01 or 3.03, or any Bank has suspended its funding of Offshore Loans pursuant to Section 3.04, the Company shall have the right, if no Default or Event of Default then exists, to either replace such Bank in accordance with subsection (a) of this Section 3.06 or terminate such Bank's Commitment in accordance with subsection (b) of this
Section 3.06. If any Banks that are not Affiliates as of the Closing Date become Affiliates after the Closing Date (each such Bank, a "New Affiliate Bank"), the
                                                      ------------------
Company shall have the right, if no Default or Event of Default then exists, to either replace each such New Affiliate Bank (other than the New Affiliate Bank having the largest Commitment) in accordance with subsection (a) of this Section
3.06 or terminate each such New Affiliate Bank (other than the New Affiliate Bank having the largest Commitment) in accordance with subsection (b) of this
Section 3.06.

          (a) If the  Company  determines  to  replace a Bank  pursuant  to this
     Section 3.06, the Company shall have the right to replace such Bank with an entity that is an Eligible Assignee (a "Replacement Bank"); provided that
                                             -----------------    ---------
     such Replacement Bank, (i) if it is not already a Bank, shall be reasonably acceptable to the Agent, (ii) shall unconditionally offer in writing (with a copy to the Agent) to purchase all of such Bank's rights hereunder and interest in the Loans owing to such Bank and the Note held by such Bank without recourse at the principal amount of such Note plus interest and fees accrued thereon to the date of such purchase on a date therein specified, and (iii) shall, along with the Bank to be replaced, execute and deliver to the Agent an Assignment and Acceptance pursuant to which such Replacement Bank becomes a party hereto with a Commitment equal to that of the Bank being replaced, including, in the case of the replacement of the Swingline Bank, the Swingline Commitment, which document shall (among other matters) specify the CD Lending Office, Domestic Lending Office and LIBOR Lending Office of such Replacement Bank. Upon satisfaction of the requirements set forth in the first sentence of this Section 3.06(a), acceptance of such offer to purchase by the Bank to be replaced, payment to such Bank of the purchase price in immediately available funds, and the payment by the Company of all requested costs accruing to the date of purchase which the Company is obligated to pay under Section 3.02 and all other amounts owed by the Company to such Bank (other than the principal of and interest on the Loans of such Bank purchased by the Replacement Bank and interest and fees accrued thereon to the date of purchase), and payment by the Replacement Bank to the Agent of a non-refundable processing fee of $4,000, the Replacement Bank shall constitute a "Bank" hereunder with a Commitment as so specified and the Bank being so replaced shall no longer constitute a "Bank" hereunder (with the signature pages and Schedule 2.01 being deemed amended to reflect same) and such Bank shall be relieved of its obligations hereunder. If, however, (x) a Bank accepts such an offer and such proposed Replacement Bank fails to purchase such rights and interest on such specified date in accordance with the terms of such offer, the Company shall continue to be obligated to pay the increased costs or additional amounts due to such Bank pursuant to Section 3.01, 3.03 or 3.05 (if a demand for repayment of increased costs or additional amounts pursuant to any of such Sections is the basis for the proposed replacement), as the case may be, or (y) the Bank proposed to be replaced fails to accept such purchase offer, the Company (if the basis for the proposed replacement is a demand for payment of increased costs or additional amounts pursuant to Sections 3.01, 3.03 or 3.05) shall not be obligated to pay to such Bank such increased costs or additional amounts to the extent incurred or accrued from and after the date of such purchase offer, but in each of the cases set forth in clauses (x) and (y), the Company shall continue to have the right to terminate such Bank's Commitment in accordance with Section 3.06(b).

          (b) In the event that the  Company  determines  to  terminate a Bank's
     Commitment pursuant to this Section 3.06 which, in the case of the Swingline Bank, includes the Swingline Commitment, the Company shall give notice to such Bank of the Company's election to terminate (a copy shall be sent to the Agent), and such termination shall become effective 15 days thereafter unless such Bank withdraws its request for additional compensation (with respect to a proposed termination based on a request for additional compensation) or reinstates its funding of Offshore Loans (with respect to a proposed termination based on a suspension of funding of Offshore Loans). On the date of the termination of the Commitment of any Bank pursuant to this Section 3.06(b), (x) the Company shall deliver notice of the effectiveness of such termination to such Bank and to the Agent, (y) the Company shall pay all amounts owed by the Company to such Bank under this Agreement or under the Note payable to such Bank (including principal of and interest on the Loans owed to such Bank, accrued commitment fees and amounts specified in such Bank's notice (if any) delivered pursuant to Sections 3.01, 3.03 or 3.05 as the case maybe, with respect to the period prior to such termination) and (z) upon the occurrence of the events set forth in clauses (x) and (y), such Bank shall cease to be a "Bank" hereunder for all purposes (except for purposes of the provisions of this Agreement which by their terms survive the termination of this Agreement) and such Bank shall be relieved of its obligations hereunder.

     3.07     Reallocation of Commitments in Event of Merger, Etc.  If after the
              ---------------------------------------------------
Closing Date any Bank merges or consolidates with or into one or more other Banks, the surviving entity of such merger or consolidation (the "Surviving
                                                                       ---------
Bank") shall at the request of the Company, if no Default or Event of Default then exists, assign all or a portion of its Resulting Increased Commitment (as defined below) to one or more entities selected by the Company that are Eligible Assignees (each an "Acquiring Entity"); provided that (i) each Acquiring Entity
                     ----------------
shall unconditionally offer in writing (with a copy to the Agent) to purchase a portion of the Surviving Bank's Resulting Increased Commitment and the portion of the Revolving Loans owing to the Surviving Bank and the Note or Notes held by the Surviving Bank allocable to the amount of the Resulting Increased Commitment to be acquired; (ii) the portion of the Resulting Increased Commitment of the Surviving Bank acquired by each Acquiring Entity shall be in integral multiples of $1,000,000; (iii) the purchase price to be paid by the Acquiring Entity shall be the outstanding principal amount of the Revolving Loans owed to the Surviving Bank on the date of purchase (plus interest and fees accrued thereon) that are allocable to the amount of the Resulting Increased Commitment being acquired;
(iv) each Acquiring Entity, if it is not already a Bank, shall be reasonably acceptable to the Agent; and (v) if any of the Surviving Bank's Loans must be prepaid prior to the last day of the Interest Period relating to such Loans, the Company shall pay amounts payable under Section 3.02 of this Agreement. Each assignment hereunder shall be accomplished in accordance with, and subject to the terms and conditions contained in, the third sentence of Section 10.07(c), and to the extent of any such assignment, the Surviving Bank shall be relieved of its obligations hereunder with respect to its assigned Commitment. To the extent that the Surviving Bank's Resulting Increased Commitment is not acquired by an Acquiring Entity, the Company shall have the right to terminate the Surviving Bank's Resulting Increased Commitment by notice given to the Agent and such Bank within 180 days after the effective date of such merger or consolidation. The termination shall be effective 15 days thereafter, provided
                                                                        --------
that on the date of termination the Company shall have paid to the Surviving Bank all amounts owed by the Company to the Surviving Bank allocable to the amount of the Surviving Bank's Resulting Increased Commitment being terminated (including principal of the Revolving Loans owed to the Surviving Bank allocable to the portion of the Resulting Increased Commitment being terminated plus interest and fees accrued on such portion). The amounts owed by the Company to the Surviving Bank under this Agreement that are allocable to the amount of the Resulting Increased Commitment being acquired or terminated pursuant to this
Section 3.07, shall be the product of (a) all amounts owed by the Company to the Surviving Bank hereunder on the date of acquisition or termination (including the outstanding principal amount of the Revolving Loans owed to the Surviving Bank and interest and fees accrued thereon), and (b) a fraction having as it numerator the amount of the Resulting Increased Commitment being acquired or terminated and having as its denominator the total amount of the Surviving Bank's Commitment without giving effect to such acquisition or termination. For the purposes of this Section 3.07, "Resulting Increased Commitment" shall mean
                                      ------------------------------
(a) the total combined Commitment of the Surviving Bank immediately following a merger or consolidation contemplated by this Section 3.07, minus (b) the amount of the largest Commitment (immediately prior to such merger or consolidation) of any Bank that was a party to such merger or consolidation, excluding the Swingline Commitment in the event the Swingline Bank is a Surviving Bank.

     3.08 Certificates of Banks. Any Bank claiming reimbursement or compensation
          ---------------------
under this Article III shall, as part of each notice and demand for payment required under this Article III, deliver to the Company (with a copy to the Agent) a certificate setting forth in reasonable detail the amount and basis of the reimbursement or compensation payable to the Bank hereunder, certifying that such Bank is generally charging such reimbursement or compensation to other similarly situated borrowers under similar credit facilities, and such certificate shall be conclusive and binding on the Company in the absence of manifest error; provided that the determination of such amount shall be made in -------- good faith in a manner generally consistent with such Bank's standard practices.

     3.09  Survival.  The  agreements  and  obligations  of the  Company in this
           --------
Article III shall survive the payment of all other Obligations.

                                   ARTICLE IV

                              CONDITIONS PRECEDENT

     4.01     Conditions  of Initial Loans.  The obligation of each Bank to make
              ----------------------------
its initial Loan hereunder, including the obligation of the Swingline Bank to make its initial Swingline Loan, is subject to the condition that the Agent have received on or before the Closing Date all of the following, in form and substance satisfactory to the Agent and each Bank:

          (a) Credit Agreement and Notes.  This Agreement and the Notes executed
              --------------------------
     by each party thereto;

          (b)  Resolutions;  Incumbency.  (i) Copies of the  resolutions  of the
               ------------------------
     board of directors of the Company authorizing the transactions contemplated hereby, certified as of the Closing Date by the Secretary or an Assistant Secretary of the Company; and (ii) a certificate of the Secretary or Vice President of the Company certifying the names and true signatures of the officers of the Company authorized to execute and deliver each Loan Document to be executed by the Company;

          (c)  Organization  Documents:  Good  Standing.  Each of the  following
               ----------------------------------------
     documents: (i) the articles or certificate of incorporation and the bylaws of the Company as in effect on the Closing Date, certified by the Secretary or Assistant Secretary of the Company as of the Closing Date; and (ii) a good standing certificate for the Company from the Secretary of State (or similar, applicable Governmental Authority) of its state of incorporation and of the State of Texas dated as of a recent date;

          (d) Legal Opinions.  An opinion of Linda S. Auwers, Vice President and
              --------------
     Assistant General Counsel of the Company, addressed to the Agent and the Banks, substantially in the form of Exhibit D-1, and an opinion of
                                              ------------
     Stephanie A. Lucie, Senior Counsel to the Company, addressed to the Agent and the Banks, substantially in the form of Exhibit D-2;
                                                 ------------

          (e) First Amendment to the 5-Year Credit Agreement.  Evidence that all
              ----------------------------------------------
     conditions to the effectiveness of the First Amendment to the 5-Year Credit Agreement have occurred;

          (f)  Officer's  Certificate.  A  certificate  signed by a  Responsible
               ----------------------
     Officer of the Company, dated as of the Closing Date, stating that

               (i) the representations and warranties contained in Article V are true and correct in all material respects on and as of such date, and

               (ii) no Default or Event of Default exists or would result from the initial Borrowing;

          (h) Other  Documents.  Such other  approvals,  opinions,  documents or
              ----------------
     materials as the Agent or any Bank may reasonably request.

     4.02     Conditions to All Borrowings.  The obligation of each Bank to make
              ----------------------------
any Loan, including the obligation of the Swingline Bank to make any Swingline Loan, is subject to the satisfaction of the following conditions precedent on the relevant Borrowing Date:

          (a) Notice of  Borrowing.  The Agent  shall have  received a Notice of
              --------------------
     Borrowing;

          (b)   Continuation   of    Representations    and   Warranties.    The
                --------------------------------------------------------
     representations and warranties in Article V shall be true and correct in all material respects on and as of such Borrowing Date with the same effect as if made on and as of such Borrowing Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date); and

          (c) No Existing Default. No Default or Event of Default shall exist or
              -------------------
     shall result from such Borrowing.

Each Notice of Borrowing submitted by the Company hereunder, and each making of a Borrowing by the Company, shall constitute a representation and warranty by the Company hereunder, as of the date of each such notice or request and as of each Borrowing Date, that the conditions in Section 4.02 are satisfied.

                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

     The  Company  represents  and  warrants  to  the  Agent and each Bank that:

     5.01     Corporate  Existence.  The  Company  and  each  of  its Restricted
              --------------------
Subsidiaries are duly incorporated or otherwise formed, validly existing and (if applicable) in good standing in each case under the laws of its jurisdiction of incorporation or formation and have all requisite power and all authority as a corporation, partnership or other form of business organization, governmental licenses, authorizations, certificates, consents and approvals required to carry on their respective businesses as now conducted in all material respects.

     5.02  Corporate  Power.  The  execution,  delivery and  performance  by the
           ----------------
Company of the Loan Documents and the consummation of the transactions contemplated by such Loan Documents are within the Company's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (a) the Company's charter or bylaws or (b) any law or regulation applicable to the Company, or (c) any material ("material" for the purposes of this representation meaning creating a liability of $50,000,000 or more) agreement binding on the Company, or, to its knowledge, any other agreement binding on the Company.

     5.03  Authorization  and Approvals.  No  authorization or approval or other
           ----------------------------
action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by the Company of the Loan Documents or the consummation of the transactions contemplated by such Loan Documents.

     5.04  Enforceable  Obligations.  This  Agreement has been duly executed and
           ------------------------
delivered by the Company. This Agreement is, and, when executed and delivered in accordance with this Agreement, each Note will be, the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally, and by general principles of equity.

     5.05 Financial  Statements.  The audited  consolidated balance sheet of the
          ---------------------
Company and its Subsidiaries as of December 31, 1997, and the related audited consolidated statements of income and cash flows for the fiscal year then ended (as shown on the Company's Form 10-K for the year ended December 31, 1997) and the unaudited consolidated balance sheet of the Company and its Subsidiaries as of June 30, 1998 and the related unaudited statements of income and cash flows for the fiscal quarter then ended (as shown on the Company's Form 10-Q for the quarter ended June 30, 1998), fairly present the consolidated financial condition of the Company and its Subsidiaries as of such dates and the consolidated results of operations of the Company and its Subsidiaries for such fiscal periods, all in accordance with GAAP except as otherwise expressly noted therein, subject (in the case of the unaudited balance sheet and income statement) to changes resulting from normal year-end audit adjustments.

     5.06  Litigation.  Except as disclosed in the  Company's  Form 10-K for the
           ----------
year ended December 31, 1997, or the Company's Forms 10-Q for the quarter ended June 30, 1998, which were delivered to the Banks prior to the date hereof, or as further disclosed by the Company to the Banks and the Agent in writing prior to the date hereof, there is no pending or, to the knowledge of the Company, threatened action or proceeding affecting the Company or any of its Subsidiaries before any court, governmental agency or arbitrator, in which there is a reasonable likelihood of an adverse decision which could materially adversely affect the consolidated financial condition or operations of the Company and its Subsidiaries, taken as a whole. There is no pending or, to the knowledge of the Company, threatened action or proceeding affecting the Company which purports to affect the legality, validity, binding effect or enforceability of any of the Loan Documents.

     5.07  Regulation U. Following the application of the proceeds of each Loan,
           ------------
not more than 25% of the value of the assets of the Company which are subject to any arrangement with the Agent or any Bank (herein or otherwise) whereby the Company's or any Subsidiary's right or ability to sell, pledge or otherwise dispose of assets is in any way restricted will be Margin Stock.

     5.08  Investment   Company  Act.   Neither  the  Company  nor  any  of  its
           -------------------------
Subsidiaries is an "investment company" or a company "controlled" by an -- "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     5.09 ERISA. The Company is in compliance with all applicable  provisions of
          -----
ERISA  except  where the  failure to comply  would not have a  Material  Adverse
Effect.

     5.10 Holding Company.  Neither the Company nor any of its Subsidiaries is a
          ---------------
"holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     5.11  Environmental  Condition.  Except as disclosed in the Company's  Form
           ------------------------
10-K Report for the year ended December 31, 1997 or in the Company's Form 10-Q Report for the quarter ended June 30, 1998, or as further disclosed by the Company to the Banks and the Agent in writing, the aggregate contingent and non-contingent liabilities of the Company and its Subsidiaries which are presently known to any Responsible Officer and reasonably expected to arise in connection with (a) the requirements of Environmental Protection Statutes or (b) any obligation or liability to any Person in connection with any Environmental matters, including any release or threatened release of any Hazardous Substance or Hazardous Waste, do not exceed 10% of the Consolidated Tangible Net Worth of the Company (excluding such liabilities to the extent covered by insurance if the insurer has confirmed that such insurance covers such liabilities).

     5.12 No Material Adverse Change. Since December 31, 1997, there has been no
          --------------------------
material adverse change in the business, consolidated financial position or consolidated results of operation of the Company and its Subsidiaries taken as a whole.

                                   ARTICLE VI

                              AFFIRMATIVE COVENANTS

     So long as any Bank shall have any Commitment hereunder, the Swingline Bank shall have any Swingline Commitment, or any Note shall remain unpaid, the Company will unless the Majority Banks waive compliance in writing:

     6.01 Compliance with Laws Etc. Comply and cause each of its Subsidiaries to
          ------------------------
comply in all material respects with all applicable laws, rules, regulations and orders, including compliance with the requirements of ERISA and Environmental Protection Statutes and the payment and discharge before delinquency of all taxes, assessments and governmental charges or levies imposed upon the Company or any of its Subsidiaries or any property of the Company or any of its Subsidiaries, in each case to the extent that the failure to comply, pay or discharge would have a material adverse effect on the Company and its Subsidiaries taken as a whole; provided that neither the Company nor any
                                  --------
Subsidiary of the Company shall be required to pay any such tax, assessment, charge or levy or comply with any requirement which is being contested in good faith and adequately reserved against to the extent required by GAAP.

     6.02 Reporting Requirements. Furnish to the Agent and each of the Banks:
          ----------------------

          (a) promptly after the filing or sending thereof and in any event not later than 115 days after the end of each fiscal year, a copy of the Company's annual report which it sends to its public security holders and a copy of the Company's report on Form 10-K which the Company files with the SEC for such year together with a duly-completed Compliance Certificate;

          (b) promptly after the filing thereof, and in any event within 60 days after the end of each of the first three fiscal quarters during each fiscal year, the Company's report on Form 10-Q which the Company files with the SEC for such quarter together with a duly completed Compliance Certificate;

          (c) promptly, but in any event within five Business Days after a Responsible Officer of the Company has obtained knowledge thereof, a notice of each Default or Event of Default, together with a statement of a Responsible Officer setting forth the details of such Default or Event of Default and the actions which the Company has taken and proposes to take with respect thereto;

          (d) promptly after the filing thereof, notice of filing of each of the reports on Form 8-K and each Schedule 13D (and any amendment thereto), if any, which the Company files with the SEC, together with a copy of such filing;

          (e) promptly upon any Responsible Officer becoming aware thereof, notice of any transaction or event that is, or is reasonably anticipated to result in, a Specified Transaction or a Change in Control as to the Company;

          (f) promptly upon such date becoming reasonably determinable by any Responsible Officer (but no later than two Business Days after the effective date of any Specified Transaction or Change in Control), notice of the effective date of any Specified Transaction or Change in Control as to the Company; and

          (g) such other information respecting the condition or operations, financial or otherwise, of the Company and its Subsidiaries as any Bank through the Agent may from time to time reasonably request.

Reports required to be delivered pursuant to subsections (a), (b) and (d) of this Section 6.02 shall be deemed to have been delivered on the date on which the Company posts such reports on the Company's website on the Internet at the website address listed on the signature pages hereof or when such report is posted on the SEC's website at www.sec.gov.; provided that the Company shall
                                                 --------
deliver paper copies of the reports referred to in subsections (a), (b) and (d) of this Section 6.02 to the Agent or any Bank who requests the Company to deliver paper copies until written notice to cease delivering paper copies is given by the Agent or such Bank and provided, further, that in every instance
                                       --------  -------
the Company shall provide paper copies of the Compliance Certificates required by subsections (a) and (b) and the notice required by subsection (d) of this
Section 6.02 to the Agent and each of the Banks. Except for the Compliance Certificates referred to in subsections (a) and (b) of this Section 6.02, the Agent shall have no obligation to request the delivery or to maintain copies of the reports referred to in subsections (a), (b) or (d) of this Section 6.02 or to monitor compliance by the Company with any such request for delivery, and each Bank shall be solely responsible for requesting delivery to it or maintaining its copies of such reports.

     6.03     Use  of  Proceeds.  Use  the  proceeds  of  the  Loans for general
              -----------------
corporate purposes, including to backstop the Company's commercial paper program and for acquisitions, provided that such acquisitions would not cause a Default or Event of Default hereunder that is not waived by the Banks pursuant to
Section 10.01 and are undertaken and consummated in accordance with all applicable Requirements of Law in all material respects.

     6.04 Maintenance of Insurance.  Maintain,  and cause each of its Restricted
          ------------------------
Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as are usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Company and its Restricted Subsidiaries operate, provided that the Company and its Restricted Subsidiaries may self-insure to the extent and in the manner normal for companies of like size, type and financial condition. The Company may maintain its Restricted Subsidiaries' insurance on behalf of them.

     6.05 Corporate Existence Etc. Preserve and maintain,  and cause each of its
          -----------------------
Restricted Subsidiaries to preserve and maintain, its corporate existence, rights and franchises; provided, however, that no Event of Default shall arise
                        --------   -------
under this Section 6.05 as a result of any Specified Transaction if any prepayment required under Section 2.09(b) is timely made, or as a result of the termination of existence, rights and franchises of any Restricted Subsidiary pursuant to any merger or consolidation to which such Restricted Subsidiary is a party, and provided, further, that the Company or any Restricted Subsidiary
            --------   -------
shall not be required to preserve any right or franchise if the Company or such Restricted Subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company or such Restricted Subsidiary, as the case may be, and that the loss thereof is not disadvanta-geous in any material respect to the Banks.

     6.06  Visitation  Rights.  From  time to time  and so long as any  visit or
           ------------------
inspection will not unreasonably interfere with the operations of the Company and its Restricted Subsidiaries, upon reasonable notice, permit the Agent and any Bank or any agents or representatives thereof to examine the financial records and books of account of, and visit and inspect the properties of, the Company and any such Restricted Subsidiary, and to discuss the affairs, finances and accounts of the Company and any such Restricted Subsidiary with any of their respective officers or directors.

                                   ARTICLE VII

                               NEGATIVE COVENANTS

     So long as any Bank shall have any Commitment hereunder, the Swingline Bank shall have any Swingline Commitment, or any Note shall remain unpaid, the Company will not, unless the Majority Banks waive compliance in writing:

     7.01 Leverage Ratio.  Permit, as of the last day of any fiscal quarter, its
          --------------
ratio of (a) the aggregate  outstanding principal amount of Total Senior Debt to
(b) Total Capitalization to be greater than 50%.

     7.02 Liens.  Fail to perform and  observe any term,  covenant or  agreement
          -----
contained in Section 3.7 of the Senior Debt Indenture (as modified for purposes hereof as set forth in the proviso to the next sentence hereof). For the purposes of this Section 7.02, Section 3.7 and the definitions of all terms defined in the Senior Debt Indenture and used in or otherwise applicable to such
Section 3.7 are hereby incorporated in this Agreement by reference as if such provisions and definitions were set forth in full herein; provided, however,
                                                             --------   -------
that solely for the purposes of this Section 7.02 the word "Securities" as used in the Senior Debt Indenture shall mean the Notes, the phrase "this Section 3.7" used therein shall mean this Section 7.02, and the word "Issuer" used therein shall mean the Company.

                                  ARTICLE VIII

                                EVENTS OF DEFAULT

     8.01     Event of Default.  Any of the following shall constitute an "Event
              ----------------                                             -----
of  Default":
-----------

          (a)  Non-Payment.  The Company  fails to pay, (i) any principal on any
               -----------
     Note when such principal is due and payable, (ii) any interest on any Note within five days after such interest becomes due and payable, or (iii) the commitment fee set forth in Section 2.12 within 15 days after such commitment fee becomes due and payable; or

          (b) Representation or Warranty. Any representation or warranty made by
              --------------------------
     the Company or any Responsible Officer (including representations and warranties deemed made pursuant to Section 4.02) under or in connection with any Loan Document is incorrect in any material respect on or as of the date made or deemed made; or

          (c)  Specific  Defaults.  The Company  fails to perform or observe any
               ------------------
     term, covenant or agreement contained in any of Sections 6.02(c), 6.02(e), 6.02(f), 7.01 or 7.02; or

          (d) Other Defaults.  The Company fails to perform or observe any other
              --------------
     term or covenant contained in this Agreement, and such default shall continue unremedied for a period of 30 days after written notice thereof is given to the Company by the Agent at the request of any Bank; or

          (e) Cross-Default.  The Company or any Restricted Subsidiary (i) fails
              -------------
     to make any payment of principal of or premium or interest on (A) any Debt outstanding under the 5-Year Credit Agreement, or (B) any Debt (other than Debt described in clause (iv) of the definition of Debt) which is outstanding in the principal amount of at least $100,000,000 in the aggregate of the Company or such Restricted Subsidiary (as the case may
     be), when such payment in respect of Debt described in clause (A) or (B) becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise), and such failure continues after the applicable grace or notice period, if any, in effect on the date of such failure, event or condition in the agreement or instrument relating to any such Debt; or (ii) fails to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any such Debt (other than Debt described in clause (iv) of the definition of Debt) and such failure continues after the applicable grace or notice period in effect on the date of such failure, event or condition, if any, if the effect of such failure, event or condition is to cause any such Debt to be declared to be due and payable prior to its stated maturity; or

          (f) Insolvency;  Voluntary Proceedings.  The Company or any Restricted
              ----------------------------------
     Subsidiary (i) generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise; (ii) commences any Insolvency Proceeding with respect to itself; or (iii) takes any corporate action to effectuate or authorize any of the foregoing; or

          (g) Involuntary Proceedings.  Any involuntary Insolvency Proceeding is
              -----------------------
     commenced or filed against the Company or any Restricted Subsidiary, and such Involuntary Proceeding is not released, vacated or stayed within 60 days after the commencement or filing thereof; or

          (h)  Judgments.  Any  judgment  or order for the  payment  of money in
               ---------
     excess of $100,000,000 shall be rendered against the Company and remain unsatisfied and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 60 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

          (i) Change in  Control.  There  shall occur a Change in Control of the
              ------------------
     Company.

     8.02     Remedies.  If  any Event of Default shall occur and be continuing,
              --------
the Agent shall, at the request of, or may, with the consent of, the Majority Banks, (a) by notice to the Company, declare the obligation of each Bank to make Loans, including the obligation of the Swingline Bank to make Swingline Loans, be terminated, whereupon such obligations shall be terminated; (b) by notice to the Company, declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document, to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company; and (c) exercise on behalf of itself and the Banks all other rights and remedies available to it and the Banks under the Loan Documents or applicable law; provided, however, that upon the
                                            --------   -------
occurrence of any event specified in subsection (f) or (g) of Section 8.01 (in the case of subsection (g) upon the expiration of the 60-day period mentioned therein), the obligation of each Bank to make Loans, including the obligation of the Swingline Bank to make Swingline Loans, shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable without further act of the Agent or any Bank.

     8.03 Rights Not  Exclusive.  The rights  provided for in this Agreement and
          ---------------------
the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity.

                                   ARTICLE IX

                                    THE AGENT

     9.01     Appointment  and  Authorization.  Each  Bank  hereby  irrevocably
              -------------------------------
appoints, designates and authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" or "administrative agent" in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

     9.02  Delegation  of Duties.  The Agent may execute any of its duties under
           ---------------------
this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

     9.03  Liability of Agent.  None of the  Agent-Related  Persons shall (i) be
           ------------------
liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Banks for any recital, statement, representation or warranty made by the Company or any Subsidiary or Affiliate of the Company, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Company or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Company or any of the Company's Subsidiaries or Affiliates.

     9.04 Reliance by Agent.  (a) The Agent shall be entitled to rely, and shall
          -----------------
be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Company), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Majority Banks as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Majority Banks or all of the Banks if required by Section 10.01 and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Banks.

          (b) For purposes of determining compliance with the conditions specified in Section 4.01, each Bank that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Agent to such Bank for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Bank.

     9.05     Notice  of  Default.  The  Agent  shall  not  be  deemed  to  have
              -------------------
knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Banks, unless the Agent shall have received written notice from a Bank or the Company referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". The Agent will notify the Banks of its receipt of any such notice. The Agent shall take such action with respect to such
Default or Event of Default as may be requested by the Majority Banks in accordance with Article VIII; provided, however, that unless and until the Agent
                              --------  -------
has received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Banks.

     9.06 Credit Decision. Each Bank acknowledges that none of the Agent-Related
          ---------------
Persons has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any review of the affairs of the Company and its Subsidiaries, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Bank. Each Bank represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Company and its Subsidiaries, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Company hereunder. Each Bank also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Company. Except for notices, reports and other documents expressly herein required to be furnished to the Banks by the Agent, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Company which may come into the possession of any of the Agent-Related Persons.

     9.07 Indemnification.  Whether or not the transactions  contemplated hereby
          ---------------
are consummated, the Banks shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Company and without limiting the obligation of the Company to do so), pro rata, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent-Related Persons in any way relating to or arising out of the Loan Documents or any action taken or omitted by an Agent-Related Person, provided,
                                                                       --------
however,  that no Bank  shall be liable  for the  payment  to the  Agent-Related
-------
Persons of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Person's gross negligence or willful misconduct. IT IS THE INTENTION OF THE BANKS THAT EACH AGENT-RELATED PERSON SHALL, TO THE EXTENT PROVIDED IN THIS SECTION 9.07, BE INDEMNIFIED FOR ITS ORDINARY, SOLE OR CONTRIBUTORY NEGLIGENCE. Without limitation of the foregoing, each Bank shall reimburse the Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Company. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of the Agent.

     9.08  Agent in  Individual  Capacity.  The Bank  serving  as Agent  and its
           ------------------------------
Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Company and its Subsidiaries and Affiliates as though the Bank serving as Agent were not the Agent hereunder and without notice to or consent of the Banks. The Banks acknowledge that, pursuant to such activities, the Bank serving as Agent or its Affiliates may receive information regarding the Company or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Company or such Subsidiary) and acknowledge that the Agent shall be under no obligation to provide such information to them. With respect to its Loans, the Bank serving as Agent shall have the same rights and powers under this Agreement as any other Bank and may exercise the same as though it were not the Agent, and the terms "Bank" and "Banks" include the Bank serving as Agent in its individual capacity.

     9.09  Successor  Agent.  The Agent may,  and at the request of the Majority
           ----------------
Banks shall, resign as Agent upon 30 days' prior written notice to the Banks and the Company. If the Agent resigns under this Agreement, the Majority Banks shall appoint from among the Banks a successor agent for the Banks which successor agent shall be subject to approval by the Company. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Banks and the Company, a successor agent from among the Banks. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article IX and Sections 3.01, 10.04 and 10.05 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Banks shall perform all of the duties of the Agent hereunder and under any other Loan Document until such time, if any, as the Majority Banks appoint a successor agent as provided for above. Notwithstanding the foregoing, however, BofA may not be removed as the Agent at the request of the Majority Banks unless BofA shall also simultaneously be replaced as Swingline Bank hereunder pursuant to documentation in form and substance reasonably satisfactory to BofA.

     9.10  Withholding  Tax. (a) If any Bank is a foreign  corporation,  foreign
           ----------------
partnership or foreign trust within the meaning of the Code and such Bank claims exemption from, or a reduction of, United States withholding tax under Sections 1441 or 1442 of the Code, such Bank agrees with and in favor of the Agent, to deliver to the Agent:

               (i) if such Bank claims an exemption from, or a reduction of, withholding tax under a United States tax treaty, two properly completed and executed IRS Forms 1001 and W-8 at least 30 days before the payment of any interest is due in the first calendar year and at least 30 days before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;

               (ii) if such Bank claims that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Bank, two properly completed and executed copies of IRS Form 4224 at least 30 days before the payment of any interest is due in the first taxable year of such Bank and in each succeeding taxable year of such Bank during which interest may be paid under this Agreement; and

               (iii) such other form or forms as may be required under the Code or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax.

          The Agent shall deliver one copy of each such form to the Company. Such Bank agrees to promptly notify the Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

          (b) If any Bank claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form 1001 and such Bank sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Company to such Bank, such Bank agrees to notify the Agent (which in turn shall notify the Company) of the percentage amount in which it is no longer the beneficial owner of Obligations of the Company to such Bank. To the extent of such percentage amount, the Agent (and the Company) will treat such Bank's IRS Form 1001 as no longer valid.

          (c) If any Bank claiming exemption from United States withholding tax by filing IRS Form 4224 with the Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Company to such Bank, such Bank agrees to notify the Agent (which in turn shall notify the Company) of the percentage amount in which it is no longer the beneficial owner of Obligations of the Company to such Bank. To the extent of such percentage amount, the Agent (and the Company) will treat such Bank's Form 4224 as no longer valid.

          (d) If any Bank is entitled to a reduction in the applicable withholding tax, the Agent may withhold from any interest payment to such Bank an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by subsection (a) of this Section are not delivered to the Agent, then the Agent may withhold from any interest payment to such Bank not providing such forms or other documentation an amount equivalent to the applicable withholding tax (without taking into account such reduction).

          (e) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Bank (because the appropriate form was not delivered, was not properly executed, or because such Bank failed to notify the Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Bank shall indemnify the Agent fully for all amounts paid, directly or indirectly, by the Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section, together with all costs and expenses (including Attorney Costs). The obligation of the Banks under this subsection shall survive the payment of all Obligations and the resignation or replacement of the Agent.

     9.11 Co-Agents;  Internet Agents.  No Bank identified on the facing page or
          ---------------------------
signature pages of this Agreement solely as a "co-agent," "syndication agent" or "Internet agent" shall have any right, power, obligation, liability, responsibility or duty as such under this Agreement other than those applicable to all Banks. Without limiting the foregoing, no Bank so identified as a "co-agent," "syndication agent" or "Internet agent" shall have or be deemed to have any fiduciary relationship with any Bank. Each Bank acknowledges that it has not relied, and will not rely, on any of the Banks so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

                                    ARTICLE X

                                  MISCELLANEOUS

     10.01     Amendments  and Waivers.  No amendment or waiver of any provision
               -----------------------
of this Agreement or any other Loan Document, and no consent with respect to any departure by the Company therefrom, shall be effective unless the same shall be in writing and signed by the Majority Banks and acknowledged by the Agent, and then such waiver shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver,
                                       --------   -------
amendment, or consent shall, except as set forth below, do any of the following:

          (a) increase or extend the Commitment of any Bank (except as provided in Section 2.06) or reinstate any Commitment of any Bank terminated pursuant to Section 8.02 or Section 2.09(b), unless such waiver, amendment or consent is in writing and signed by such Bank and acknowledged by the Agent;

          (b) postpone or delay any date fixed for any payment of principal, interest or fees due to any Bank hereunder or under any Loan Document, unless such waiver, amendment or consent is in writing and signed by such Bank and acknowledged by the Agent;

          (c) reduce the principal of, or the rate of interest specified herein on any Revolving Loan made by any Bank, or any fees payable hereunder or under any other Loan Document to any Bank, unless such waiver, amendment or consent is in writing and signed by such Bank and acknowledged by the Agent;

          (d) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes which is required for the Banks or any of them to take any action hereunder, unless such waiver, amendment or consent is in writing and signed by all the Banks and acknowledged by the Agent; or

          (e) amend this Section or any provision herein providing for consent or other action by all Banks, unless such waiver, amendment or consent is in writing and signed by all the Banks and acknowledged by the Agent;

and, provided further, that (i) no amendment, waiver or consent shall, unless in
     -------- -------
writing and signed by the Agent in addition to the Majority Banks or all the Banks, as the case may be, affect the rights or duties of the Agent under this Agreement or any other Loan Document, and (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swingline Bank in addition to the Majority Banks or all the Banks, as the case may be, affect the rights or duties of the Swingline Bank under this Agreement or any other Loan Document.

     10.02     Notices.  (a)  All  notices,  requests  and  other communications
               -------
shall be in writing (including, unless the context expressly otherwise provides, by telecopier transmission, provided that any matter transmitted by telecopier shall be immediately preceded or confirmed by a telephone call to the recipient at the number specified on Schedule 10.02), and mailed, telecopied or delivered,
                           --------------
to the address or telecopier number specified for notices on Schedule 10.02; or,
                                                             --------------
as directed to the Company or the Agent, to such other address as shall be designated by such party in a written notice to the other parties, and as directed to any other party, at such other address as shall be designated by such party in a written notice to the Company and the Agent.

          (b) All such notices, requests and communications shall be effective, if sent by overnight courier, one Business Day after delivery to the courier company; if sent by telecopier, when received in legible form by the receiving telecopier equipment; if mailed, upon the fifth Business Day after the date deposited into the U.S. mail; or if delivered, upon delivery; provided that (i) notices pursuant to Article II or IX shall not
                --------
     be effective until actually received by the Agent, and (ii) telecopied notices received by any party after its normal business hours (or on a day other than a Business Day) shall be effective on the next Business Day.

          (c) Any agreement of the Agent and the Banks herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Company. The Agent and the Banks shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Company to give such notice and the Agent and the Banks shall not have any liability to the Company or other Person on account of any action taken or not taken by the Agent or the Banks in reliance upon such telephonic or facsimile notice. The obligation of the Company to repay the Loans shall not be affected in any way or to any extent by any failure by the Agent and the Banks to receive written confirmation of any telephonic or facsimile notice or the receipt by the Agent and the Banks of a confirmation which is at variance with the terms understood by the Agent and the Banks to be contained in the telephonic or facsimile notice.

     10.03     No  Waiver:  Cumulative  Remedies.  No failure to exercise and no
               ---------------------------------
delay in exercising, on the part of the Agent or any Bank, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

     10.04     Costs  and  Expenses.  The  Company  shall:
               --------------------

          (a) whether or not the transactions contemplated hereby are consummated, pay for all reasonable costs and expenses incurred by the Agent in connection with the preparation, delivery, administration and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement, any Loan Document and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby; and

          (b) pay or reimburse the Agent and each Bank within five Business Days after demand for all costs and expenses (including reasonable Attorney Costs) incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or any other Loan Document during the existence of an Event of Default or after acceleration of the Loans (including in connection with any "workout" or restructuring regarding the Loans, and including in any Insolvency Proceeding or appellate proceeding).

     10.05     Indemnity.  The  Company  agrees, to the fullest extent permitted
               ---------
by law, to indemnify and hold harmless the Agent--Related Persons, and each Bank and its respective directors, officers, employees and agents, from and against any and all claims, damages, liabilities and expenses (including, without limitation, reasonable Attorney Costs) for which any of them may become liable or which may be incurred by or asserted against the Agent-Related Persons, or such Bank or any such director, officer, employee or agent (other than by another Bank or any successor or assign of another Bank), in each case in connection with or arising out of or by reason of any investigation, litigation, or proceeding, whether or not the Agent or such Bank or any such director, officer, employee or agent is a party thereto, arising out of, related to or in connection with any Loan Document or any transaction in which any proceeds of all or any part of the Loans are applied or proposed to be applied, EXPRESSLY INCLUDING ANY SUCH CLAIM, DAMAGE, LIABILITY OR EXPENSE ARISING OUT OF THE ORDINARY, SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH INDEMNIFIED PERSON (but excluding any such claim, damage, liability or expense to the extent attributable to the gross negligence or willful misconduct of, or violation of any law or regulation by, any such indemnified Person). The undertaking in this Section shall survive the payment of all Obligations hereunder.

     10.06 Payments Set Aside. To the extent that the Company makes a payment to
           ------------------
the Agent or the Banks, or the Agent or the Banks exercise their right of set-off, and such payment or the proceeds of such set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Agent or such Bank in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any Insolvency Proceeding or otherwise, then (a) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Bank severally agrees to pay to the Agent upon demand its pro rata or other applicable share of any amount so recovered from or repaid by the Agent.

     10.07 Binding  Effect;  Assignments;  Participa-tions.  (a) This  Agreement
           -----------------------------------------------
shall become effective when it shall have been executed by the Company and the Agent and when the Agent shall have, as to each Bank, received a copy (including one transmitted by telecopier) of a signature page hereof executed by such Bank and thereafter shall be binding upon and inure to the benefit of and be enforceable by the Company, the Agent and each Bank and their respective successors and assignees, subject to Section 10.07(e) and except that the Company shall not have the right to assign its rights or obligations hereunder or any interest herein without the prior written consent of the Banks (other than an assignment effectuated by operation of law pursuant to a Specified Transaction).

          (b) Each Bank may grant participations to one or more commercial banks or other Persons, in each case in accordance with applicable law, in or to all or any part of, the Loans owing to, or the Commitment of, such Bank and the Note held by such Bank subject to Section 10.07(e), and to the extent of any such participation (unless otherwise stated therein) the purchaser of such participation shall, to the fullest extent permitted by law, have the same rights to payment hereunder and under such Loan and Note as it would have if it were such Bank hereunder, provided that (x) the
                                                        --------
     originating Bank's obligations under this Agree-ment, including, without limitation, its commitment to make loans to the Company hereunder, shall remain unchanged, such Bank shall remain solely responsible for the performance thereof, such Bank shall remain the holder of any such Note for all purposes under this Agreement, and the Company, the other Banks and the Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement;
     (y) no such participant shall be entitled to receive any greater payment pursuant to Sections 3.01, 3.03 and 3.05 than such Bank would have been entitled to receive with respect to the rights assigned except as a result of circumstances arising after the date of such participation to the extent that such circumstances affect other Banks and participants generally; and
     (z) no Bank shall grant a participation that conveys to the participant the right to vote or consent under this Agreement, other than the right to vote upon or consent to (i) any increase in the amount of such Bank's Commitment; (ii) any reduction of the principal amount of, or interest to be paid on, such Bank's Loan or Note; (iii) any reduction of the commitment fee payable to such Bank; or (iv) any postponement of the due date in respect of any amounts owed to such Bank under any Loan Document.

          (c) In accordance with applicable law, any Bank may assign a portion, in an amount of at least $10,000,000 of its Commitment (or, if less, the amount of its total Commitment), together with a ratable portion of its Loans and other rights and obligations hereunder to an Eligible Assignee, with the prior written consents of the Agent and (unless there has occurred and is continuing an Event of Default) the Company, which consents shall not be unreasonably withheld, subject to Section 10.07(e); provided,
                                                                       --------
     however,  that after giving effect to any proposed  assignment by a Bank of
     -------
     its Commitment (other than an assignment of its total Commitment), such Bank's Commitment shall be at least $25,000,000, unless the Company and the Agent shall each have agreed to a lesser amount; provided, further, that
                                                       --------   -------
     neither the Company's nor the Agent's consent shall be required for, and the minimum amount for assignment shall not apply to, any assignment to an Eligible Assignee which already is a Bank party to this Agreement. In connection with the assignment by the Swingline Bank of all of its
     Commitment and Loans hereunder, the Swingline Commitment and Swingline Loans shall be included as part of the assignment transaction. Each such assigning Bank and Eligible Assignee to which an assignment has been made pursuant to this Section 10.07(c) shall execute and deliver to the Agent an Assignment and Acceptance, pursuant to which, in the case of an Eligible Assignee to which such an assignment has been made which is not already a Bank, such Eligible Assignee shall become a party to this Agreement, provided that, in the case of each such assignment, (i) at such time
     --------
     Schedule 2.01 shall be deemed to be modified to reflect the  Commitments of
     -------------
     such assignee Bank and of the existing Banks, (ii) the Company shall issue new Notes to such assignee Bank and to the assigning Bank, if applicable, to reflect the revised Commitments and (iii) the Agent shall receive at the time of such assignment, from the assigning or assignee Bank, a non-refundable assignment fee of $4,000. To the extent of any assignment pursuant to this Section 10.07(c), the assigning Bank shall be relieved of its obligations hereunder with respect to its assigned Commitment.

          (d) In addition to the assignments and participations  permitted under
     Section 10.07(b) and (c), any Bank may at any time create a security interest in, or pledge, all or any portion of its rights under this Agreement and the Notes held by it in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

          (e) Unless an Event of Default has occurred and is continuing, no assignments or participations shall result in a Bank (together with its Affiliates) holding Commitments, or participations therein, in excess of $200,000,000 without the prior written consent of the Company.

     10.08     Set-off.  In  addition  to  any  rights and remedies of the Banks
               -------
provided by law, if an Event of Default exists or the Loans have been accelerated, to the fullest extent permitted by applicable law each Bank is authorized at any time and from time to time, without prior notice to the
Company, any such notice being waived by the Company to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Bank to or for the credit or the account of the Company against any and all Obligations owing to such Bank, now or hereafter existing, irrespective of whether or not the Agent or such Bank shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured. Each Bank agrees promptly to notify the Company and the Agent after any such set-off and application made by such Bank; provided, however, that the failure to give such notice shall not affect
       --------   -------
the  validity  of  such  set-off  and  application.

     10.09  Interest.  (a) It is the  intention  of the parties  hereto that the
            --------
Agent and each Bank shall conform strictly to usury laws applicable to it, if any. Accordingly, if the transactions with the Agent or any Bank contemplated hereby would be usurious under applicable law, if any, then, in that event, notwithstanding anything to the contrary in this Agreement, the Notes or any other agreement entered into in connection with this Agreement or the Notes, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under applicable law that is contracted for, taken, reserved, charged or received by the Agent or such Bank, as the case may be, under this Agreement, the Notes or under any other agreement entered into in connection with this Agreement or the Notes shall under no circumstances exceed the maximum amount allowed by such applicable law and any excess shall be cancelled automatically and, if theretofore paid, shall be refunded by the Agent or such Bank, as the case may be, to the Company, and (ii) in the event that the maturity of any Loan or other obligation payable to the Agent or such Bank, as the case may be, is accelerated or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to the Agent or such Bank, as the case may be, may never include more than the maximum amount allowed by such applicable law and excess interest, if any, to the Agent or such Bank, as the case may be, provided for in this Agreement or otherwise shall be cancelled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall, at the option of the Agent or such Bank, as the case may be, be credited by the Agent or such Bank, as the case may be, on the principal amount of the obligations owed to the Agent or such Bank, as the case may be, by the Company or refunded by the Agent or such Bank, as the case may be, to the Company. To the extent that Article 5069-1.04 of the Texas Revised Civil Statutes is relevant to any Bank for the purposes of determining the Highest Lawful Rate, such Bank hereby elects to determine the applicable rate ceiling under such Article by the indicated (weekly) rate ceiling from time to time in effect, subject to such Bank's right to subsequently change such rate ceiling in accordance with applicable law. Tex. Rev. Civ. Stat. Ann. art. 5069, ch. 15 (which regulates certain revolving credit loan accounts and revolving triparty accounts) shall not apply to this Agreement or the Notes.

          (b) In the event that at any time the interest rate applicable to any Loan made by any Bank would exceed the Highest Lawful Rate, the rate of interest to accrue on the Loans by such Bank shall be limited to the Highest Lawful Rate, but shall accrue, to the extent permitted by law, on the principal amount of the Loans made by such Bank from time to time outstanding, if any, at the Highest Lawful Rate allowed by applicable law until the total amount of interest accrued on the Loans made by such Bank equals the amount of interest which would have accrued if the interest rates applicable to the Loans pursuant to Article II had at all times been in effect. In the event that upon the final payment of the Loans made by any Bank and termination of the Commitment of such Bank, the total amount of interest paid to such Bank hereunder is less than the total amount of interest which would have accrued if the interest rates applicable to such Loans pursuant to Article II had at all times been in effect, then the Company agrees to pay to such Bank, to the extent permitted by law, an amount equal to the excess of (a) the lesser of (i) the amount of interest which would have accrued on such Loans if the Highest Lawful Rate had at all times been in-effect or (ii) the amount of interest which would have accrued if the interest rates applicable to such Loans pursuant to Article II had at all times been in effect over (b) the amount of interest otherwise accrued on such Loans in accordance with this Agreement.

     10.10     Confidentiality.  (a)  Each  Bank  and the Agent acknowledge that
               ---------------
certain confidential and proprietary information of the Company (the "Information") is a valuable, special, and a unique asset of the Company. Each Bank and the Agent agree that they will use the care specified below to keep all Information in confidence, and will not use any Information except as provided in this Section, or disclose any portion of the Information to any third party without the prior written consent of the Company except as provided in this Section. Each Bank and the Agent covenant to use the care specified below to not disclose such Information on behalf of itself, its officers, directors, agents, employees, and affiliates. Each Bank and the Agent shall use the same degree of care to protect the confidentiality of all Information as such Bank or the Agent, as the case may be, uses to protect its own confidential and proprietary information (which it does not wish to have published or disseminated).

          (b) Information provided by the Company to any Bank or the Agent, which the Company in good faith regards as Information hereunder shall be clearly marked by the Company as "Confidential," "Proprietary," or bear any other appropriate notice indicating the sensitive nature of the
     Information. Any tangible Information not easily markable shall be transmitted by the Company to such Bank or the Agent under cover of written letter which clearly identifies the Information and designates it as confidential "Information". All information conveyed to such Bank or the Agent orally relating to plans, forecasts, products or other non-public information shall be deemed confidential "Information".

          (c) If any Bank or the Agent is confronted with legal action to disclose Information received under this Agreement or otherwise makes disclosures of confidential information under clauses (ii), (iii) or (iv) of Section 10.10(e) (other than any disclosure to a regulatory authority pursuant to an examination of the books, records or affairs of such Bank or Agent), such Bank or the Agent, as the case may be, shall (to the extent permitted by applicable law) promptly notify the Company.

          (d) All Information disclosed or furnished under this Agreement shall remain the property of the Company. At the Company's request, the Information in tangible form shall be promptly returned or destroyed, together with all copies thereof unless such return or destruction is contrary to law, regulation, legal process, administrative order, or administrative request having, or deemed to have, the force of law. Upon request, the appropriate Bank or the Agent, as the case may be, shall provide written certification of the destruction.

          (e) Notwithstanding the foregoing, each Bank and the Agent may disclose Information (i) as has become generally available to the public,
     (ii) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such Bank or to the FRB, or the FDIC or similar organizations (whether in the United States or elsewhere), (iii) as may be required or appropriate in response to any summons or subpoena or in connec-tion with any litigation, (iv) in order to comply with any law, order, regulation or ruling applicable to such Bank,
     (v) to any regulatory authority pursuant to an examination of the books, records or affairs of any Bank or the Agent, (vi) to the prospective transferee in connection with any contemplated transfer of any of the Notes or any interest therein by such Bank, provided, that such prospective
                                               --------
     transferee executes an agreement with the Company or the transferor containing provisions substantially identical to those contained in this Section, (vii) to the extent reasonably required in connection with any litigation or proceeding to which the Agent, any Bank or their respective Affiliates may be party, (viii) to such Bank's independent auditors and other professional advisors, (ix) to the extent reasonably necessary to disclose in connection with the exercise of any remedy hereunder and under the Notes, or (x) as to any Bank, as expressly permitted under the terms of any other document or agreement regarding confidentiality to which the Company is party or is deemed party with such Bank.

     10.11     Preservation  of Certain Matters.  Notwithstanding any other term
               --------------------------------
or provision hereof to the contrary, any entity ceasing to be a "Bank" for purposes of this Agreement, by virtue of any matter or event contemplated by
Section  2.07, 2.08, 3.06 or 10.07 shall retain any and all rights arising under
Section 10.05, and shall continue to remain responsible to the Agent for all liabilities under Section 9.07 and Section 9.10 relating to matters occurring prior to the termination of such entity as a "Bank."

     10.12  Notification  of  Addresses,  Lending  Offices Etc.  Each Bank shall
            --------------------------------------------------
notify the Agent in writing of any changes in the address to which notices to the Bank should be directed, of addresses of any Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as the Agent shall reasonably request.

     10.13  Counterparts.  This  Agreement  may be  executed  in any  number  of
            ------------
separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same agreement.

     10.14 Severability.  The illegality or unenforceability of any provision of
           ------------
this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

     10.15 GOVERNING LAW;  JURISDICTION.  (A) THIS AGREEMENT AND THE NOTES SHALL
           ----------------------------
BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAW OF THE STATE OF NEW YORK; PROVIDED THAT THE AGENT AND THE BANKS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

          (B) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE COMPANY, THE AGENT AND THE BANKS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE COMPANY, THE AGENT AND THE BANKS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH
                                                    --------------------
     IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE COMPANY, THE AGENT AND THE BANKS EACH WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

     10.16     WAIVER  OF JURY TRIAL.  THE COMPANY, THE BANKS AND THE AGENT EACH
               ----------------------
WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE COMPANY, THE BANKS AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     10.17 ENTIRE AGREEMENT.  THIS WRITTEN AGREEMENT AND THE LOAN DOCUMENTS,  AS
           ----------------
DEFINED IN THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

     [REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

Company's  Notice  Address:           COMPAQ COMPUTER CORPORATION
Compaq  Computer  Corporation
P.O.  Box  692000,  MS110701
20555  State  Highway  24             By:_________________
Houston,  TX  77269-2000              Name:   Ben K. Wells
www.compaq.com                        Title:  Vice President and Treasurer
Attn:  Richard Harris
       Director, Capital Markets
         Treasury
       Richard.Harris@compaq.com      BANK OF AMERICA NATIONAL TRUST
       Tel: (281) 518-6024            AND SAVINGS ASSOCIATION, as Administrative
       Fax: (281) 514-7400            Agent, Internet Agent, Swingline Bank  and
                                        as a Bank



                                      By:_____________________
                                      Name:   Kevin M. McMahon
                                      Title:  Managing Director

                                      THE  CHASE  MANHATTAN  BANK,
                                      as  Syndication  Agent  and  as  a  Bank


                                      By:_____________________
                                      Name:
                                      Title:

                                      CITIBANK,  N.A.,
                                      as  Syndication  Agent  and  as  a  Bank



                                      By:_____________________
                                      Name:
                                      Title:

                                      NATIONSBANK  OF  TEXAS,  N.A.,
                                      as  Syndication  Agent  and  as  a  Bank



                                      By:_____________________
                                      Name:
                                      Title:

                                      CARIPLO-CASSA  DI  RISPARMIO
                                      DELLE  PROVINCIE  LOMBARDE  S.P.A.



                                      By:_____________________
                                      Name:
                                      Title:


                                      By:_____________________
                                      Name:
                                      Title:

                                      DEUTSCHE  BANK  AG,  NEW  YORK
                                      BRANCH  AND/OR  CAYMAN  ISLANDS
                                      BRANCH


                                      By:_____________________
                                      Name:
                                      Title:


                                      By:_____________________
                                      Name:
                                      Title:

                                      THE  FIRST  NATIONAL  BANK  OF  CHICAGO


                                      By:_____________________
                                      Name:
                                      Title:

                                      FLEET  NATIONAL  BANK


                                      By:_____________________
                                      Name:
                                      Title:

                                      ING  BANK  N.V.


                                      By:_____________________
                                      Name:
                                      Title:


                                      By:_____________________
                                      Name:
                                      Title:

                                      ROYAL  BANK  OF  CANADA

                                      By:_____________________
                                      Name:
                                      Title:

                                      BANCA  COMMERCIALE  ITALIANA,
                                      LOS  ANGELES  BRANCH


                                      By:_____________________
                                      Name:
                                      Title:


                                      By:_____________________
                                      Name:
                                      Title:

                                      BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                                      By:_____________________
                                      Name:
                                      Title:

                                      BARCLAYS  BANK  PLC


                                      By:_____________________
                                      Name:
                                      Title:

                                      THE  FUJI  BANK,  LIMITED,
                                        NEW  YORK  BRANCH


                                      By:_____________________
                                      Name:
                                      Title:

                                      NATIONAL  AUSTRALIA  BANK  LIMITED


                                      By:_____________________
                                      Name:
                                      Title:

                                      ABN-AMRO  BANK  N.V.


                                      By:_____________________
                                      Name:
                                      Title:

                                      BANCA  DI  ROMA,  CHICAGO  BRANCH


                                      By:_____________________
                                      Name:
                                      Title:


                                      By:_____________________
                                      Name:
                                      Title:

                                      BANCA  MONTE  DEI  PASCHI  DI  SIENA,
                                        S.P.A.


                                      By:_____________________
                                      Name:
                                      Title:


                                      By:_____________________
                                      Name:
                                      Title:

                                      BANCA  NAZIONALE  DEL  LAVORO  S.P.A.,
                                        NEW  YORK  BRANCH


                                      By:_____________________
                                      Name:
                                      Title:


                                      By:_____________________
                                      Name:
                                      Title:

                                      BANCA  POPOLARE  DI  MILANO,
                                        NEW  YORK  BRANCH


                                      By:_____________________
                                      Name:
                                      Title:


                                      By:_____________________
                                      Name:
                                      Title:

                                      BANCO  CENTRAL  HISPANO  AMERICANO,
                                        S.A.,  NEW  YORK  BRANCH


                                      By:_____________________
                                      Name:
                                      Title:

                                      BANK  OF  IRELAND


                                      By:_____________________
                                      Name:
                                      Title:

                                      BANK  OF  MONTREAL


                                      By:_____________________
                                      Name:
                                      Title:

                                      THE  BANK  OF  NEW  YORK


                                      By:_____________________
                                      Name:
                                      Title:

                                      BANKBOSTON,  N.A.


                                      By:_____________________
                                      Name:
                                      Title:

                                      BANQUE  NATIONALE  DE  PARIS,  HOUSTON
                                        AGENCY


                                      By:_____________________
                                      Name:
                                      Title:

                                      BAYERISCHE  HYPO-UND  VEREINSBANK
                                      AKTIENGESELLSCHAFT,  NEW  YORK  BRANCH


                                      By:_____________________
                                      Name:
                                      Title:


                                      By:_____________________
                                      Name:
                                      Title:

                                      BAYERISCHE  LANDESBANK  GIROZENTRALE


                                      By:_____________________
                                      Name:
                                      Title:

                                      CREDITO  ITALIANO


                                      By:_____________________
                                      Name:
                                      Title:

                                      DEN  DANSKE  BANK  AKTIESELSKAB,  CAYMAN
                                        ISLANDS  BRANCH


                                      By:_____________________
                                      Name:
                                      Title:


                                      By:_____________________
                                      Name:
                                      Title:

                                      DRESDNER  BANK  AG,  NEW  YORK  BRANCH
                                        AND  GRAND  CAYMAN  BRANCH


                                      By:_____________________
                                      Name:
                                      Title:


                                      By:_____________________
                                      Name:
                                      Title:

                                      FIRST  UNION  NATIONAL  BANK


                                      By:_____________________
                                      Name:
                                      Title:

                                      ISTITUTO BANCARIO SAN PAOLO DI TORINO
                                        S.P.A.


                                      By:_____________________
                                      Name:
                                      Title:


                                      By:_____________________
                                      Name:
                                      Title:

                                      MARINE  MIDLAND  BANK


                                      By:_____________________
                                      Name:
                                      Title:

                                      MELLON  BANK,  N.A.


                                      By:_____________________
                                      Name:
                                      Title:

                                      NATIONAL  WESTMINSTER  BANK  PLC,
                                      NEW  YORK  BRANCH


                                      By:_____________________
                                      Name:
                                      Title:


                                      NATIONAL  WESTMINSTER  BANK  PLC,
                                      NASSAU  BRANCH


                                      By:_____________________
                                      Name:
                                      Title:

                                      THE  NORTHERN  TRUST  COMPANY


                                      By:_____________________
                                      Name:
                                      Title:

                                      PNC  BANK,  NATIONAL  ASSOCIATION


                                      By:_____________________
                                      Name:
                                      Title:

                                      THE  SANWA  BANK,  LIMITED,  acting
                                      through  its  New  York  Branch


                                      By:_____________________
                                      Name:
                                      Title:

                                      SKANDINAVISKA  ENSKILDA  BANKEN  AB
                                        (PUBL),  NEW  YORK  BRANCH


                                      By:_____________________
                                      Name:
                                      Title:


                                      By:_____________________
                                      Name:
                                      Title:

                                      SOCIETE  GENERALE  FINANCE  (IRELAND)
                                        LIMITED


                                      By:_____________________
                                      Name:
                                      Title:


                                      By:_____________________
                                      Name:
                                      Title:

                                      STANDARD  CHARTERED  BANK


                                      By:_____________________
                                      Name:
                                      Title:


                                      By:_____________________
                                      Name:
                                      Title:

                                      UBS  AG,  STAMFORD  BRANCH


                                      By:_____________________
                                      Name:
                                      Title:


                                      By:_____________________
                                      Name:
                                      Title:

                                      TORONTO  DOMINION  BANK  (TEXAS),  INC.


                                      By:_____________________
                                      Name:
                                      Title:

                                      WELLS  FARGO  BANK,  N.A.


                                      By:_____________________
                                      Name:
                                      Title:

                                      WESTDEUTSCHE  LANDESBANK  GIROZENTRALE,
                                      NEW  YORK  BRANCH


                                      By:_____________________
                                      Name:
                                      Title:


                                      By:_____________________
                                      Name:
                                      Title:

                                      WESTPAC  BANKING  CORPORATION


                                      By:_____________________
                                      Name:
                                      Title:

                                                                      EXHIBIT A
                                                                      ---------

                               NOTICE OF BORROWING

Bank  of  America  National  Trust  and
Savings  Association,  as  Administrative  Agent
Agency  Administrative  Services  #5596
1850  Gateway  Blvd.
Concord,  CA  94520-3281
Attn:  Compaq  AO                                                [Date]
Ladies  and  Gentlemen:

     This Notice of Borrowing is delivered pursuant to Section [2.03] [2.05] of the $1,000,000,000 Revolving Credit Agreement, dated as of October 2, 1998 (together with all amendments, if any, from time to time made thereto, the "Credit Agreement"), among Compaq Computer Corporation, a Delaware corporation (the "Company"), certain Banks parties thereto and Bank of America National Trust and Savings Association, as administrative agent for such Banks. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

     The Company hereby irrevocably requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section [2.03(a)] [2.05(a)] of the Credit Agreement:

          (i) The Borrowing Date of the Proposed Borrowing is ________________, 199___.

          *[(ii) The type of Revolving Loans comprising the Proposed Borrowing is [Base Rate Revolving Loans] [Adjusted CD Rate Revolving Loans] [LIBOR Revolving Loans].]

          **[(ii) The type of Swingline Loan comprising the Proposed Borrowing is a [Base Rate Swingline Loan] [Adjusted CD Rate Swingline Loan] [LIBO Rate Swingline Loan].]

          (iii) The  [aggregate]  amount  of the  Proposed  Borrowing  is $_____
     ______.

_________________________________

     *To be included for a Proposed Borrowing comprised of Revolving Loans.

     **To be included for a Proposed Borrowing comprised of a Swingline Loan.

          (iv) The duration of the Interest Period for each CD Loan or Offshore Loan made as part of the Proposed Borrowing is _______ (days) (months).

     The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

          (A) the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects on and as of such Borrowing Date with the same effect as if made on and as of such Borrowing Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date); and

          (B) no Default or Event of Default exists or shall result from such Proposed Borrowing.

                                      Very  truly  yours,

                                      COMPAQ  COMPUTER  CORPORATION


                                      By:
                                      Name:
                                      Title:

                                                                       EXHIBIT B
                                                                       ---------

                         CONVERSION/CONTINUATION NOTICE

Bank  of  America  National  Trust  and
Savings  Association,  as  Administrative  Agent
Agency  Administrative  Services  #5596
1850  Gateway  Blvd.
Concord,  CA  94520-3281
Attn:  Compaq  AO     [Date]

Ladies  and  Gentlemen:

     This Conversion/Continuation Notice is delivered pursuant to Section 2.04 of the $1,000,000,000 Revolving Credit Agreement, dated as of October 2, 1998 (together with all amendments, if any, from time to time made thereto, the "Credit Agreement"), among Compaq Computer Corporation, a Delaware corporation (the "Company"), certain Banks parties thereto and Bank of America National Trust and Savings Association, as administrative agent for such Banks. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.
The  Company  hereby  requests  that  on  _________  ____,  199__,

               (1) $__________ of the presently outstanding principal amount of the Revolving Loans originally made on ___________, 199__ [and $______________ of the presently outstanding principal amount of the Revolving Loans originally made on __________________, 199__],

               (2)  all  presently  being   maintained  as  *[Adjusted  CD  Rate
          Revolving Loans] [Base Rate Revolving Loans] [LIBOR Revolving Loans],

               (3) be [converted into] [continued as],

               (4) ** [Adjusted CD Rate Revolving Loans having as Interest Period of ___ days] [LIBOR Revolving Loans having an Interest Period of ___ months] [Base Rate Revolving Loans].

____________________________

     *Select appropriate interest rate option.

     **Select appropriate interest rate option.

     The Company has caused this Conversion/Continuation Notice to be executed and delivered this _____ day of _____________, 199__.

                                      COMPAQ  COMPUTER  CORPORATION


                                      By:
                                      Name:
                                      Title:

                                                                       EXHIBIT C
                                                                       ---------

                             COMPLIANCE CERTIFICATE

     This Compliance Certificate is delivered pursuant to Section 6.02 of the $1,000,000,000 Revolving Credit Agreement dated as of October 2, 1998 (together with all amendments, if any, from time to time made thereto, the "Credit Agreement") among Compaq Computer Corporation, a Delaware corporation (the "Company"), certain Banks parties thereto and Bank of America National Trust and Savings Association, as administrative agent for such Banks. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

The  undersigned  certifies,  represents  and  warrants  as  follows:

          (a) The Leverage Ratio of the Company as of ______________, 19__ was _____%.

                    [Insert calculation in reasonable detail]

          (b) There exists on the date of this Compliance Certificate no Default or Event of Default under the Credit Agreement. EXECUTED AND DELIVERED this ____ day of ______________, 199__.

                                      COMPAQ  COMPUTER  CORPORATION


                                      By:
                                      Name:
                                      Title:

                                                                     EXHIBIT D-1
                                                                     -----------

                                     [Date]

To each of the Banks parties to the $1,000,000,000 Revolving Credit Agreement dated as of October 2, 1998 among Compaq Computer Corporation, such Banks,
Bank  of  America  National  Trust  and  Savings
Association, as administrative agent and as Internet agent, The Chase Manhattan Bank, Citibank, N.A. and
NationsBank  of  Texas,  N.A.,  as  syndication  agents

Re:  Compaq  Computer  Corporation  Revolving  Credit  Agreement
     -----------------------------------------------------------

Ladies  and  Gentlemen:

     As Vice President and Assistant General Counsel of Compaq Computer Corporation, a Delaware corporation (the "Company"), I am familiar with the $1,000,000,000 Revolving Credit Agreement dated as of October 2, 1998 (the "Credit Agreement") among the Company, the Banks listed on the signature pages thereof, Bank of America National Trust and Savings Association, as administrative agent for such Banks (the "Agent") and as Internet agent, The Chase Manhattan Bank, Citibank, N.A. and NationsBank of Texas, N.A., as syndication agents. In such capacity, I am also familiar with the Certificate of Incorporation and Bylaws of the Company and the corporate records of the Company. This opinion is being furnished to you pursuant to Section 4.01(d) of the Credit Agreement. Terms used herein but not defined herein shall have the same meaning ascribed to such terms in the Credit Agreement.

     Before rendering this opinion, I (or other attorneys with the Company's legal department acting under my direction) have examined the Credit Agreement and the Loan Documents, and have examined and relied upon originals or photostatic or certified copies of such corporate records, certificates of officers of the Company and of public officials, and such agreements, documents and instru-ments, and have made such investigations of law, as I or such other attorneys have deemed relevant and necessary as the basis for the opinion hereinafter expressed. In such examination, I or such other attorneys assumed the genuineness of all signatures (other than signatures of officers of the Company on the Loan Documents), the authenticity of all documents submitted to us as originals, and the conformity to original documents of all documents submitted to us as photostatic or certified copies.

     On the basis of the foregoing, I am of the opinion that:

     1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except to the extent failure to obtain such licenses, authorizations, consents or approvals would not materially adversely affect the business, consolidated financial position or consolidated results of operations of the Company and its Subsidiaries taken as a whole.

                                      D-1-1

     2. The execution, delivery and performance by the Company- of the Loan Documents are within the Company's corporate powers, have been duly authorized by all necessary corporate action on the part of the Company, and do not contravene, or constitute a default under, (a) the Restated Certificate of Incorporation or Bylaws of the Company, (b) any contractual restriction contained in any material (meaning for the purposes of this opinion those creating a monetary liabi-lity of $50,000,000 or more) indenture, loan or credit agree-ment, receivables sale or financing agreement, lease financing agreement, capital lease, mortgage, security agreement, bond or note, or any guaranty of any of such obligations to which the Company is a party, or, to my knowledge, any other agreement or instrument to which the Company is a party, or (c) any judgment, injunction, order or decree known to me to be binding upon the Company. The execution, delivery and performance by the Company of the Loan Documents will not result in the creation or imposi-tion of any lien, security interest or other charge or encumbrance on any asset of the Company. The Credit Agreement and the Notes have been duly executed and delivered by the Company.

     3. No Governmental Approval (as such term is hereinafter defined) is required to be made or obtained by the Company for the execution, delivery and performance by the Company of the Loan Documents. As used herein, the term "Government Approval" means any notice to, filing or registration with, or consent, authorization, or approval that is, in my experience, normally required in a transaction of the type evidenced by the Loan Documents and that is to be made with or rendered by (x) the federal government of the United States or any agency or instrumentality thereof; (y) the state of Texas or any political subdivision thereof, but excluding any laws, rules or regulations relating to
(i) pollution or protection of the environment, (ii) zoning, land use, building or construction, (iii) labor, employee rights and benefits, and occupational safety and health, and (iv) utility regulation, state and federal securities and blue sky laws, and any laws, rules or regulations of any county, municipality, or similar political subdivision or any agency or instrumentality thereof.

     4.  Except as  disclosed  in the  Company's  Form  10-K for the year  ended
December 31, 1997, or the Company's Forms 10-Q for the quarter ended June 30, 1998, there is no action, suit or proceeding pending or, to my knowledge, threatened against the Company or any of its Subsidiaries before any court or arbitrator or any governmental agency, in which there is a reasonable possibility of an adverse decision which could materially adversely affect the consolidated financial condition or operations of the Company and its Subsidiaries taken as a whole or which in any manner draws into question the validity of the Credit Agreement or any other Loan Document.

                                      D-1-2

     5. Neither the Company nor any Subsidiary is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     6. Neither the Company nor any Subsidiary is a "holding company", a "subsidiary company" of a "holding company", an "affiliate" of a "holding company" or an "affiliate" of a "subsidiary company" of a "holding company", in each case as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

     The opinions set forth above are subject to the  following  qualifications:

     (a) In rendering the opinions expressed in paragraph 2 above, neither I nor any other attorney acting under my direction have made any examination of any accounting or financial matters related to financial covenants contained in certain documents to which the Company may be subject, and I express no opinion with respect thereto.

     (b) This opinion is limited in all respects to the laws of the State of Texas and the General Corporation Law of the State of Delaware and Federal law.

     (c) In rendering the opinion expressed in paragraph 4 above, I (or the other attorneys acting under my direction) have only reviewed the files and records of the Company and its Subsidiaries, and we have consulted with such senior officers of the Company and its Subsidiaries as we have deemed necessary. This opinion is solely for the benefit of the Banks, the Agent and their respective successors, assigns and participants and may not be relied upon in connection with any other transaction or by any other person.

                                      Very  truly  yours,



                                      Linda  S.  Auwers
                                      Vice  President  and
                                      Assistant  General  Counsel

                                      D-1-3

                                                                     EXHIBIT D-2
                                                                     -----------



     October  2,  1998


To Each of the Banks Parties to the $1,000,000,000 Revolving Credit Agreement dated as of October 2, 1998 among Compaq Computer Corporation, such Banks,
Bank  of  America  National  Trust  and  Savings
Association, as Administrative Agent and as Internet Agent, The Chase Manhattan Bank, Citibank, N.A.
and  NationsBank  of  Texas,  N.A.,  as
Syndication  Agents

Re:     Compaq  Computer  Corporation  Revolving  Credit  Agreement

Ladies  and  Gentlemen:

     This opinion is furnished to you pursuant to Section 4.01(d) of the $1,000,000,000 Revolving Credit Agreement, dated as of October 2, 1998 (the "Credit Agreement"), among Compaq Computer Corporation (the "Company"), the Banks parties thereto, Bank of America National Trust and Savings Association, as Administrative Agent and Internet Agent for such Banks, The Chase Manhattan Bank, Citibank, N.A., and NationsBank of Texas, N.A., as syndication agents. Except as otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

     I have acted as counsel for the Company in connection with the preparation, execution, delivery and effectiveness of the Credit Agreement and the other Loan Documents.

     In  that  connection,  I  have  examined:

          (1) The Credit Agreement;

          (2)  The  Notes  (together  with  the  Credit  Agreement,   the  "Loan
     Documents"); and

                                      D-2-1

          (3) Such other materials as we have deemed necessary to render the opinions provided herein.

     I have also made such investigations of law as I have deemed necessary and relevant as a basis for my opinion. As to various questions of fact material to my opinion, I have, with your permission and without independent verification, relied upon the representations made in the Loan Documents.

     Based upon the foregoing, and subject to the qualifications, exceptions, limitations and assumptions set forth herein, I am of the opinion that:

     (i) Under the laws of the State of New York, the Loan Documents constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms;

     (ii) None of the execution or delivery by the Company of the Loan Documents or the borrowing or repayment by the Company of the loans evidenced by the Loan Documents contravenes any provision of Applicable Law. For the purposes of this clause (ii), "Applicable Law" means any law, rule, or regulation that is, in my experience, normally applicable in a transaction of the type evidenced by the Loan Documents and that is enacted or promulgated by (1) the federal government of the United States or any agency or instrumentality thereof (including, without limitation, Regulations T, U, and X promulgated by the Board of Governors of the Federal Reserve System), or (2) the State of New York or any political subdivision thereof, but excluding any laws, rules, or regulations of any county, municipality or similar political subdivision or any agency or instrumentality thereof.

     The opinions set forth herein are subject in all respects to the following qualifications, limitations, exceptions and assumptions:

     (a) The opinions set forth above are subject, as to enforceability, to the effects of any applicable bankruptcy (including, without limitation, preference and fraudulent conveyance), insolvency, reorganization, moratorium or similar laws affecting creditor's rights generally. The opinions set forth above are also subject, as to enforceability, to the effects of general principles of equity (regardless of whether considered in proceedings in equity or at law), including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance or injunctive relief.

     (b) In rendering the opinions set forth herein, I have assumed, with your permission and without independent verification (i) the due authorization, execution and delivery of the Loan Documents by all parties to such Loan Documents (other than the Company) and that each such Loan Document is valid, binding and enforceable against the parties thereto other than the Company, (ii) the legal capacity of natural persons, (iii) the genuineness of all signatures,
(iv) the authenticity of all documents submitted to us as originals, and (v) the conformity to original documents of all documents submitted to us as copies.

                                      D-2-2

     (c) In rendering the opinions set forth above, I have, with your permission and without independent verification, relied upon the opinion of Linda S. Auwers, Vice President and Assistant General Counsel of the Company, dated of even date herewith, with respect to the following matters: (i) the due incorporation, valid existence and good standing of the Company under the laws of the State of Delaware, (ii) the Company's corporate power and authority to execute, deliver and perform the Loan Documents, (iii) the Company's having duly authorized, executed and delivered the Loan Documents, and (iv) the Company's execution, delivery and performance of the Loan Documents do not and will not violate or conflict with, result in a breach of, or constitute a default under
(A) the certificate of incorporation or by-laws of the Company, (B) any material agreement to which the Company is a party or by which the Company or any of its properties may be bound, or (C) any order applicable to the Company of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Company or any of its properties

     (d) In rendering my opinions set forth herein, I have assumed, with your permission and without independent verification, that (i) the Company is not an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended; and (ii) the Company is not a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     (e) I express no opinion with respect to the following provisions to the extent that the same are contained in the Loan Documents:

          (i) provisions purporting to waive notices, objections, demands, legal defenses, statutes of limitation, rights to trial by jury, and other benefits and rights that cannot be waived under applicable law;

          (ii) provisions granting one party a power of attorney or authority to execute documents on behalf of another party; and

          (iii)provisions releasing, exculpating or exempting a party from, or requiring the indemnification of a party for, liability for its own action or inaction, to the extent that the same are inconsistent with public policy.

                                      D-2-3

     (f) In rendering my enforceability opinion with respect to provisions providing for the appointment of an agent for service of process on behalf of the Company, I have assumed that such agent will provide timely notice to the Company of the commencement of legal proceedings.

     (g) I have not been called upon to, and accordingly do not, express any opinion as to the various state and federal laws regulating banks or the conduct of their business that may relate to the Loan Documents or the transactions contemplated thereby. Without limiting the generality of the foregoing, I express no opinion as to the effect of the law of any jurisdiction other than the State of New York wherein the Administrative Agent may be located or where an enforcement of the Loan Documents may be sought that limits the rates of interest chargeable or collectible.

     (h) The opinions expressed herein are as of the date hereof only, and I assume no obligation to update or supplement such opinions to reflect any fact or circumstance that may hereafter come to my attention or any change in law that may hereafter occur or become effective.

     (i) The foregoing opinions and conclusions were given only in respect of the laws of the State of New York and, to the extent specifically referred to herein, the Federal laws of the United States of America.

     This opinion has been delivered at your request for the purposes contemplated by the Credit Agreement. Without my prior written consent, this opinion is not to be utilized or quoted for any other purpose (other than (i) to participants, prospective Eligible Assignees and prospective participants, (ii) to governmental authorities having jurisdiction over any Bank or participant, and (iii) pursuant to legal process) and no one other than you or Eligible Assignees hereafter becoming parties to the Credit Agreement is entitled to rely thereon; provided that Linda S. Auwers, Vice President and Assistant General Counsel of the Company, may rely on this opinion for the purposes of rendering her opinion in connection with the Loan Documents.


     Very  truly  yours,



     Stephanie  A.  Lucie
Senior  Counsel
Corporate  Securities  and  Finance

                                      D-2-4

                                                                       EXHIBIT E
                                                                       ---------

                                 PROMISSORY NOTE

U.S.  $__________                                      Dated:  October  2,  1998

     FOR  VALUE  RECEIVED,  the  undersigned,  Compaq  Computer  Corporation,  a
Delaware corporation (the "Company"), HEREBY PROMISES TO PAY to the order of ______________________________ (the "Bank") for the account of its applicable Lending Office (as defined in the Credit Agreement referred to below) on the Revolving Termination Date (as defined in the Credit Agreement) the principal sum of __________ U.S. dollars (U.S. $__________) or, if less, the aggregate unpaid principal amount of the [Revolving] Loans (as defined in the $1,000,000,000 Revolving Credit Agreement dated as of October 2, 1998 among the Company, the Bank, certain other lenders parties thereto, Bank of America National Trust and Savings Association, as administrative agent and as Internet agent, The Chase Manhattan Bank, Citibank, N.A. and NationsBank of Texas, N.A., as syndication agents; such Revolving Credit Agreement, as amended from time to time being herein referred to as the "Credit Agreement") owing to the Bank outstanding on the Revolving Termination Date (as defined in the Credit Agreement) [, together with the principal amount of any outstanding Swingline Loans (as defined in the Credit Agreement) made by the Bank as Swingline Bank (as defined in the Credit Agreement)].

     The Company promises to pay interest on the unpaid principal amount of each Loan owing to the Bank from the date of such Loan until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

     Both principal and interest are payable in lawful money of the United States of America to Bank of America National Trust and Savings Association, as Administrative Agent, at the Agent's Payment Office (as defined in the Credit Agreement), in immediately available funds. Each Loan owed to the Bank by the Company pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded by the Bank and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Promissory Note; provided that the failure of the Bank to make any such recordation or -------- endorsement shall not affect the obligations of the Company hereunder or under the Credit Agreement.

     This Promissory Note is one of the Notes referred to in, and is subject to and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of [Revolving] Loans by the Bank to the Company from time to time in an aggregate amount not to exceed the U.S. dollar amount first above mentioned [and the making of Swingline Loans by the Bank as Swingline Bank to the Company from time to time in an aggregate amount not to exceed the Swingline Commitment (as such terms are defined in the Credit Agreement)], the indebtedness of the Company resulting from each Loan owing to the Bank being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

     This Promissory Note shall be governed by, and construed in accordance with, the internal laws of the State of New York.


 COMPAQ COMPUTER CORPORATION



                                      By:
                                      Name:
                                      Title:

                         LOANS AND PAYMENTS OF PRINCIPAL

                                   Amount of
                        Amount     Principal    Unpaid
                of      Type of     Paid or    Principal    Notation
     Date      Loan      Loan       Prepaid     Balance     Made By
     ----     -----     -------     -------     -------     -------

                                                                       EXHIBIT F
                                                                       ---------

                       ASSIGNMENT AND ACCEPTANCE AGREEMENT

     This  ASSIGNMENT  AND  ACCEPTANCE  AGREEMENT  (this  "Assignment  and
                                                           ---------------
Acceptance"), dated as of __________, _____, is made between ____________________ (the "Assignor") and ____________________ (the "Assignee").
                           --------                                  --------

                                    RECITALS
                                    --------

     WHEREAS, the Assignor is party to the $1,000,000,000 Revolving Credit Agreement dated as of October 2, 1998 (as the same may be extended, renewed, amended or restated from time to time, the "Credit Agreement"), among COMPAQ
                                                ----------------
COMPUTER  CORPORATION  (the  "Company"), the financial institutions from time to
                              -------
time  party  thereto  (including  the Assignor, the "Banks") and BANK OF AMERICA
                                                     -----
NATIONAL TRUST AND SAVINGS ASSOCIATION, as administrative agent for the Banks (in such capacity, the "Agent"). Any terms defined in the Credit Agreement and
                         -----
not defined in this Assignment and Acceptance are used herein as defined in the Credit Agreement;

     WHEREAS, as provided under the Credit Agreement, the Assignor has committed to making [(i)] Revolving Loans to the Company in an aggregate amount not to exceed $__________ (the "Commitment") [, and (ii) Swingline Loans to the Company
                         ----------
in an aggregate amount not to exceed $__________ (the "Swingline Commitment")];
                                                       --------------------

     WHEREAS, [the Assignor has made Revolving Loans in the aggregate principal amount of $__________ to the Company] [and Swingline Loans in the aggregate principal amount of $__________ to the Company] [no Revolving Loans [or Swingline Loans] are outstanding under the Credit Agreement]; and

     WHEREAS, the Assignor wishes to assign to the Assignee [part of the] [all] rights and obligations of the Assignor under the Credit Agreement in respect of [(i)] its Commitment in an amount equal to $__________, [together with a ratable portion of its outstanding Revolving Loans] [and (ii) its Swingline Commitment in an amount equal to $__________, [together with a ratable portion of its outstanding Swingline Loans], in an aggregate amount equal to $___________] (collectively, the "Assigned Amount"), on the terms and subject to the
                      ----------------
conditions set forth herein, and the Assignee wishes to accept assignment of such rights and to assume such obligations from the Assignor on such terms and subject to such conditions;

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

     1. Assignment and Acceptance.
        -------------------------

     (a)     Subject  to  the  terms  and  conditions  of  this  Assignment  and
Acceptance, (i) the Assignor hereby sells, transfers and assigns to the Assignee, and (ii) the Assignee hereby purchases, assumes and undertakes from the Assignor, without recourse and without representation or warranty (except as provided in this Assignment and Acceptance) __% (the "Assignee's Percentage
                                                           ---------------------
Share")  of (A) the Commitment [and the corresponding Revolving Loans,] [and the
-----
Swingline Commitment [and the corresponding Swingline Loans]] of the Assignor, and (B) all related rights, benefits, obligations, liabilities and indemnities of the Assignor under and in connection with the Credit Agreement and the Loan Documents.

     [If appropriate, add paragraph specifying payment to Assignor by Assignee of outstanding principal of, accrued interest on, and fees with respect to, Revolving Loans [and Swingline Loans] assigned.]

     (b) With effect on and after the Effective Date (as defined herein), the Assignee shall be a party to the Credit Agreement and succeed to all of the rights and be obligated to perform all of the obligations of a Bank [and the Swingline Bank] under the Credit Agreement, including the requirements concerning confidentiality and the payment of indemnification, with a Commitment [and the Swingline Commitment] in an [aggregate] amount equal to the Assigned Amount. The Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank [and the Swingline Bank]. It is the intent of the parties hereto that the Commitment of the Assignor shall, as of the Effective Date, be reduced pro rata by an amount equal to the Assigned Amount relating thereto [and the Swingline Commitment shall be entirely assumed by the Assignee,] and the Assignor shall relinquish its rights (except its rights with respect to indemnification or compensation arising out of an event occurring before the Effective Date) and be released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee.

     (c) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignee's Commitment will be $__________[, and the Assignee's Swingline Commitment will be $__________].

     (d) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignor's Commitment will be $__________[, and the Assignor's Swingline Commitment will be $0].

     2. Payments.
        --------

     (a) As consideration for the sale,  assignment and transfer contemplated in
Section 1, the Assignee shall pay to the Assignor on the Effective Date in immediately available funds an amount equal to $__________, representing [the principal amount of the Swingline Loans and] the Assignee's Percentage Share of the principal amount of the Revolving Loans of the Assignor.

     (b) The [Assignor] [Assignee] further agrees to pay to the Agent a processing fee in the amount specified in Section 10.07(c) of the Credit Agreement.

     3.     Reallocation  of  Payments.
            --------------------------

     Any interest, fees and other payments accrued to the Effective Date with respect to the Commitment [and the related Revolving Loans] [, and the Swingline Commitment [and the Swingline Loans]] shall be for the account of the Assignor. Any interest, fees and other payments accrued on and after the Effective Date with respect to the Assigned Amount shall be for the account of the Assignee. Each of the Assignor and the Assignee agrees that it will hold in trust for the other party any interest, fees and other amounts which it may receive to which the other party is entitled pursuant to the preceding sentence and pay to the other party any such amounts which it may receive promptly upon receipt.

     4.     Independent  Credit  Decision.
            -----------------------------

     The Assignee (a) acknowledges that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements referred to in Section 6.02 of the Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Assignment and Acceptance; and (b) agrees that it will, independently and without reliance upon the Assignor, the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement.

     5.     Effective  Date;  Notices.
            -------------------------

     (a) As between the Assignor and the Assignee, the effective date for this Assignment and Acceptance shall be __________, ____ (the "Effective Date");
                                                               --------------
provided,  that  the  following  conditions  precedent have been satisfied on or
--------
before  the  Effective  Date:

          (i) this Assignment and Acceptance shall be executed and delivered by the Assignor and the Assignee;

          (ii) the consent of the Company and the Agent required for an effective assignment of the Assigned Amount by the Assignor to the Assignee under Section 10.07(c) of the Credit Agreement shall have been duly obtained and shall be in full force and effect as of the Effective Date;

          (iii) the Assignee shall pay to the Assignor all amounts due to the Assignor under this Assignment and Acceptance; and

          (iv) the  processing  fee  referred  to in Section  2(b) hereof and in
     Section 10.07(c) of the Credit Agreement shall have been paid to the Agent.

     (b) Promptly following the execution of this Assignment and Acceptance, the Assignor shall deliver to the Company and the Agent for acknowledgment by the Agent a Notice of Assignment in the form attached hereto as Schedule 1.

     6.     Agent.
            -----

     (a) The Assignee hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the Banks pursuant to the terms of the Credit Agreement.

     [(b) The Assignee shall assume no duties or obligations held by the Assignor in its capacity as Agent under the Credit Agreement.] [INCLUDE ONLY IF ASSIGNOR IS AGENT]

     7.     Withholding  Tax.
            ----------------

     The Assignee (a) represents and warrants to the Agent and the Company that under applicable law and treaties no tax will be required to be withheld by the Assignor with respect to any payments to be made to the Assignee hereunder, (b) agrees to furnish (if it is organized under the laws of any jurisdiction other than the United States or any State thereof) to the Agent and the Company prior to the time that the Agent or the Company is required to make any payment of principal, interest or fees hereunder, duplicate executed originals of either U.S. Internal Revenue Service Form 4224 or U.S. Internal Revenue Service Form
1001 (wherein the Assignee claims entitlement to the benefits of a tax treaty that provides for a complete exemption from U.S. federal income withholding tax on all payments hereunder) and agrees to provide new Forms 4224 or 1001 upon the expiration of any previously delivered form or comparable statements in accordance with applicable U.S. law and regulations and amendments thereto, duly executed and completed by the Assignee, and (c) agrees to comply with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

     8.     Representations  and  Warranties.
            --------------------------------

     (a) The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any lien, security interest or other adverse claim; (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance and to fulfill its obligations hereunder; (iii) no notices to, or consents, authorizations or approvals of, any person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance, and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any person is required of it for such execution, delivery or performance; and (iv) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

     (b) The Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto. The Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of the Company, or the performance or observance by the Company, of any of its respective obligations under the Credit Agreement or any other instrument or document furnished in connection therewith.

     (c) The Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance, and to fulfill its obligations hereunder;
(ii) no notices to, or consents, authorizations or approvals of, any person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance; and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any person is required of it for such execution, delivery or performance; (iii) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles; and (iv) it is an Eligible Assignee.

     9.     Further  Assurances.
            -------------------

     The Assignor and the Assignee each hereby agrees to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment and Acceptance, including the delivery of any notices or other documents or instruments to the Company or the Agent, which may be required in connection with the assignment and assumption contemplated hereby.

     10.     Miscellaneous.
             -------------

     (a) Any amendment or waiver of any provision of this Assignment and Acceptance shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Assignment and Acceptance shall be without prejudice to any rights with respect to any other or further breach thereof.

     (b) All payments made hereunder shall be made without any set-off or counterclaim.

     (c) The Assignor and the Assignee shall each pay its own costs and expenses
incurred  in  connection  with  the  negotiation,   preparation,  execution  and
performance of this Assignment and Acceptance.

     (d) This Assignment and Acceptance may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

     (e) THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The Assignor and the Assignee each irrevocably submits to the non-exclusive jurisdiction of any State or Federal court sitting in New York over any suit, action or proceeding arising out of or relating to this Assignment and Acceptance and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. Each party to this Assignment and Acceptance hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.

     (f) THE ASSIGNOR AND THE ASSIGNEE EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS ASSIGNMENT AND ACCEPTANCE, THE CREDIT AGREEMENT, ANY RELATED DOCUMENTS AND AGREEMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING, OR STATEMENTS (WHETHER ORAL OR WRITTEN).

     [Other provisions to be added as may be negotiated between the Assignor and the Assignee, provided that such provisions are not inconsistent with the Credit Agreement.]

     IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment and Acceptance to be executed and delivered by their duly authorized officers as of the date first above written.


                                      [Name  of  Assignor]



                                      By:

                                      Name:

                                      Title:



                                      [Name  of  Assignee]



                                      By:

                                      Name:

                                      Title:

                                   SCHEDULE 1

                       NOTICE OF ASSIGNMENT AND ACCEPTANCE
                       -----------------------------------

                                                   Date: _______________________

Bank  of  American  National
   Trust  and  Savings  Association,  as  Agent
1850  Gateway  Blvd.
Concord,  CA  94520-3281
Attention:  Agency  Administrative  Services  #5596

Bank  of  American  National
   Trust  and  Savings  Association,  as  Agent
High  Technology  #3697
555  California  Street,  41st  Fl.
San  Francisco,  CA  94104-1502
Attention:  Kevin  McMahon,  Managing  Director

Compaq  Computer  Corporation
_________________________
_________________________
_________________________

Ladies  and  Gentlemen:

     We refer to the $1,000,000,000 Revolving Credit Agreement, dated as of October 2, 1998 (as the same may be extended, renewed, amended or restated from time to time, the "Credit Agreement"), among Compaq Computer Corporation (the
                      ----------------
"Company"),  the  financial institutions party thereto (the "Banks") and Bank of
  ------                                                     -----
America National Trust and Savings Association, as administrative agent for the Banks (in such capacity, the "Agent"). Terms defined in the Credit Agreement
                                 -----
are  used  herein  as  therein  defined.

     1. We hereby give you notice of, and request your consent to, the assignment by _______________ (the "Assignor") to _______________ (the
                                         --------
"Assignee") of _____% of the right, title and interest of the Assignor in and to
 --------
the Credit Agreement (including the right, title and interest of the Assignor in and to the Commitment [and the Swingline Commitment] of the Assignor and all outstanding Loans made by the Assignor) pursuant to the Assignment and Acceptance Agreement attached hereto (the "Assignment and Acceptance"). Before
                                            -------------------------
giving effect to such assignment, the Assignor's Commitment is $__________ and the aggregate amount of its outstanding Loans is $__________[, and the Assignor's Swingline Commitment is $__________ and the aggregate amount of its outstanding Swingline Loans is $__________].

     2. The Assignee agrees that, upon receiving the consent of the Agent and, if applicable, the Company, to such assignment, the Assignee will be bound by the terms of the Credit Agreement as fully and to the same extent as if the Assignee were the Bank originally holding such interest in the Credit Agreement.

                                       1
                            SCHEDULE 1 to Exhibit F

     3.     The  following  administrative  details  apply  to  the  Assignee:

     (A)     Notice  Address:
             Assignee  name:  _____________________________
             Address:         _____________________________
                              _____________________________
                              _____________________________
             Attention:       _____________________________
             Telephone:  (___)   __________________________
             Telecopier:  (___)  __________________________
             Telex  (Answerback):  ________________________

     (B)     Payment  Instructions:
             Account  No.:    _____________________________
             At:              _____________________________
                              _____________________________
                              _____________________________
             Reference:       _____________________________
             Attention:       _____________________________

     4. You are entitled to rely upon the representations, warranties and covenants of each of the Assignor and Assignee contained in the Assignment and Acceptance.

                                       2
                            SCHEDULE 1 to Exhibit F

     IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Notice of Assignment and Acceptance to be executed by their respective duly authorized officials, officers or agents as of the date first above written.

                                      Very  truly  yours,

                                      [Name  of  Assignor]



                                      By:


                                           Name:
                                           Title:



                                      [Name  of  Assignee]



                                      By:


                                           Name:
                                           Title:


                                       3
                            SCHEDULE 1 to Exhibit F

ACKNOWLEDGED  AND  ASSIGNMENT
CONSENTED  TO:

COMPAQ  COMPUTER  CORPORATION



By:__________________________
     Name:
     Title:
BANK  OF  AMERICA  NATIONAL  TRUST  AND
SAVINGS  ASSOCIATION,  as  Agent



By:__________________________
     Name:
     Title:

                                        4
                             SCHEDULE 1 to Exhibit F

                                  SCHEDULE 2.01
                                  -------------
                                   COMMITMENTS
                                   -----------

                                                   Amount of
             Name of Bank                          Commitment              %
--------------------------------------------------------------------------------
FINAL SCHEDULE WILL BE AVAILABLE BY CLOSE OF
  BUSINESS  OCTOBER  2,  1998















                                              ==================================
TOTAL                                         $1,000,000,000.00     100.00000000



                                 Schedule  2.01

                                 SCHEDULE 10.02
                                 --------------

                              ADDRESSES FOR NOTICES
                              ---------------------
                           PAYMENT AND LENDING OFFICES
                           ---------------------------


BANK  OF  AMERICA  NATIONAL  TRUST  AND  SAVINGS  ASSOCIATION,  as  Agent
-------------------------------------------------------------

Borrowing  Notices:
------------------

Bank  of  America  National  Trust
and  Savings  Association
Agency  Administrative  Services  #5596
1850  Gateway  Blvd.
Concord,  CA  94520-3281

Attention:     Compaq  AO
Telephone:     (510)  675-8432
Facsimile:     (510)  675-8500

Agent's  Payment  Office:
------------------------

Bank  of  America  National  Trust
and  Savings  Association
ABA  121-000-358
Attention:  PSO  #5693
1850  Gateway  Blvd.
Concord,  CA  94520-3281
for  credit  to  account  No.:  12337-15643

All  Other  Notices:
--------------------

Bank  of  America  National  Trust
and  Savings  Association
High  Technology  #3697
555  California  Street  -  41st  Floor
San  Francisco,  CA  94104
Attention:     Kevin  McMahon,  Managing  Director
Telephone:     (415)  622-8088
Facsimile:     (415)  622-2514

                                 Schedule  10.02

BANK  OF  AMERICA  NATIONAL  TRUST
----------------------------------
AND  SAVINGS  ASSOCIATION,  as  a  Bank
-------------------------

Lending  Office:
---------------

BANK  OF  AMERICA  NATIONAL  TRUST
AND  SAVINGS  ASSOCIATION
Customer  Service  Americas  (#5693)
1850  Gateway  Blvd.
Concord,  CA  94520-3281
Attention:     Barbara  Devlin
Telephone:     (925)  675-7735
Facsimile:     (925)  603-7246

Notices  (other  than  Borrowing  Notices  and
----------------------------------------------
Notices  of  Conversion/Continuation):
-------------------------------------

Bank  of  America  National  Trust
and  Savings  Association
High  Technology  #3697
555  California  Street  -  41st  Floor
San  Francisco,  CA  94104
Attention:     Kevin  McMahon,  Managing  Director
Telephone:     (415)  622-8088
Facsimile:     (415)  622-2514


<                                 Schedule  10.02

THE  CHASE  MANHATTAN  BANK,
---------------------------
as  a  Syndication  Agent  and  as  a  Bank

Lending  Office:
---------------

THE  CHASE  MANHATTAN  BANK
Agent  Bank  Services
One  Chase  Manhattan  Plaza
New  York,  NY  10081

Attention:     Robert  Berdecio
Telephone:     (212)  552-7436
Facsimile:     (212)  552-5700

Credit  Matters:
---------------

THE  CHASE  MANHATTAN  BANK
270  Park  Avenue,  37th  Floor
New  York,  NY  10017

Attention:     John  Haltmaier
Telephone:     (212)  270-0848
Facsimile:     (212)  270-4584

Operations/Administration:
-------------------------

THE  CHASE  MANHATTAN  BANK
One  Chase  Manhattan  Plaza
New  York,  NY  10081

Attention:     Robert  Berdecio
Telephone:     (212)  552-7436
Facsimile:     (212)  552-5700

                                 Schedule  10.02

CITIBANK,  N.A.,
---------------
as  a  Syndication  Agent  and  as  a  Bank

Lending  Office:
---------------

Citibank,  N.A.
399  Park  Avenue
8th  Floor,  Zone  3
New  York,  NY  10043

Attention:     James  M.  Walsh

Credit  Matters:
---------------

Citibank,  N.A.
399  Park  Avenue
8th  Floor,  Zone  3
New  York,  NY  10043

Attention:     James  M.  Walsh
Telephone:     (212)  559-7538
Facsimile:     (212)  593-0054

Operations/Administration:
-------------------------

Citibank,  N.A.
2  Penn's  Way,  2nd  Floor/Loan  Admin.  Unit
New  Castle,  DE  19720

Attention:     Sydney  A.  Chance
Telephone:     (302)  894-6076
Facsimile:     (302)  894-6120



                                 Schedule  10.02

NATIONSBANK  OF  TEXAS,  N.A.,
-----------------------------
as  a  Syndication  Agent  and  as  a  Bank

Lending  Office:
---------------

NATIONSBANK  OF  TEXAS,  N.A.
901  Main  Street,  14th  Floor
Dallas,  TX  75202

Attention:     James  Payne
Telephone:     (214)  508-0592
Facsimile:     (214)  290-9417

Credit  Matters:
---------------

NATIONSBANK  OF  TEXAS,  N.A.
901  Main  Street,  67th  Floor
Dallas,  TX  75202

Attention:     Timothy  M.  O'Connor
Telephone:     (214)  508-9419
Facsimile:     (214)  508-0980

Operations/Administration:
-------------------------

NATIONSBANK  OF  TEXAS,  N.A.
901  Main  Street,  14th  Floor
Dallas,  TX  75202

Attention:     James  Payne
Telephone:     (214)  508-0592
Facsimile:     (214)  290-9417



                                 Schedule  10.02

ABN-AMRO  BANK  N.V.
--------------------

Lending  Office:
---------------

ABN-AMRO  BANK  N.V.




Attention:
Telephone:
Facsimile:

Credit  Matters:
---------------

ABN-AMRO  BANK  N.V.




Attention:
Telephone:
Facsimile:

Operations/Administration:
-------------------------

ABN-AMRO  BANK  N.V.




Attention:
Telephone:
Facsimile:

                                 Schedule  10.02

BANCA  COMMERCIALE  ITALIANA,  LOS  ANGELES  BRANCH
---------------------------------------------------

Lending  Office:
---------------

BANCA  COMMERCIALE  ITALIANA,  LOS  ANGELES  BRANCH
555  South  Flower  Street
43rd  Floor
Los  Angeles,  CA  90071

Attention:     Jack  Wityak
Telephone:     (213)  624-0440
Facsimile:     (213)  624-0457

Credit  Matters:
---------------

BANCA  COMMERCIALE  ITALIANA,  LOS  ANGELES  BRANCH
555  South  Flower  Street
43rd  Floor
Los  Angeles,  CA  90071

Attention:     Jack  Wityak
Telephone:     (213)  624-0440
Facsimile:     (213)  624-0457

Operations/Administration:
-------------------------

BANCA  COMMERCIALE  ITALIANA,  LOS  ANGELES  BRANCH
555  South  Flower  Street
43rd  Floor
Los  Angeles,  CA  90071

Attention:     Elias  Afram
Telephone:     (213)  624-0440
Facsimile:     (213)  624-0457


                                 Schedule  10.02

BANCA  DI  ROMA,  CHICAGO  BRANCH
---------------------------------

Lending  Office:
---------------

BANCA  DI  ROMA,  CHICAGO  BRANCH
225  West  Washington  Street,  Suite  1200
Chicago,  IL  60606

Attention:     Aurora  Pensa
Telephone:     (312)  704-2630
Facsimile:     (312)  726-3058

Credit  Matters:
---------------

BANCA  DI  ROMA,  CHICAGO  BRANCH
225  West  Washington  Street,  Suite  1200
Chicago,  IL  60606

Attention:     Aurora  Pensa
Telephone:     (312)  704-2630
Facsimile:     (312)  726-3058

Operations/Administration:
-------------------------

BANCA  DI  ROMA,  CHICAGO  BRANCH
225  West  Washington  Street,  Suite  1200
Chicago,  IL  60606

Attention:     Vincenza  Geraci
Telephone:     (312)  704-2603
Facsimile:     (312)  726-3058

                                 Schedule  10.02

BANCA  MONTE  DEI  PASCHI  DI  SIENA,  S.p.A.
---------------------------------------------

Lending  Office:
---------------

BANCA  MONTE  DEI  PASCHI  DI  SIENA,  S.p.A.
55  E.  59th  Street
New  York,  New  York  10022-1112*foot5Attention:     Nicholas  Kanaris
Telephone:     (212)  891-3600
Facsimile:     (212)  891-3661

Credit  Matters:
---------------

BANCA  MONTE  DEI  PASCHI  DI  SIENA,  S.p.A.
55  E.  59th  Street
New  York,  New  York  10022-1112

Attention:     Nicholas  Kanaris
Telephone:     (212)  891-3600
Facsimile:     (212)  891-3661

Operations/Administration:
-------------------------

BANCA  MONTE  DEI  PASCHI  DI  SIENA,  S.p.A.
55  E.  59th  Street
New  York,  New  York  10022-1112

Attention:     Mei  Tam
Telephone:     (212)  891-3649
Facsimile:     (212)  891-3661


                                 Schedule  10.02

BANCA  NAZIONALE  DEL  LAVORO  S.p.A.  -  NEW  YORK  BRANCH
-----------------------------------------------------------

Lending  Office:
---------------

BANCA  NAZIONALE  DEL  LAVORO  S.p.A.  -  NEW  YORK  BRANCH
25  West  51st  Street
New  York,  NY  10019

Attention:     Adolph  S.  Mascari
Telephone:     (212)  314-0207
Facsimile:     (212)  765-2978

Credit  Matters:
---------------

BANCA  NAZIONALE  DEL  LAVORO  S.p.A.  -  NEW  YORK  BRANCH
25  West  51st  Street
New  York,  NY  10019

Attention:     Adolph  S.  Mascari
Telephone:     (212)  314-0207
Facsimile:     (212)  765-2978

Operations/Administration:
-------------------------

BANCA  NAZIONALE  DEL  LAVORO  S.p.A.  -  NEW  YORK  BRANCH
25  West  51st  Street
New  York,  NY  10019

Attention:     Adolph  S.  Mascari
Telephone:     (212)  314-0207
Facsimile:     (212)  765-2978


                                 Schedule  10.02

BANCA  POPOLARE  DI  MILANO,  NEW  YORK  BRANCH
-----------------------------------------------

Lending  Office:
---------------

BANCA  POPOLARE  DI  MILANO,  NEW  YORK  BRANCH
375  Park  Avenue,  9th  Floor
New  York,  NY  10152

Attention:     Fulvio  Montanari
Telephone:     (212)  546-9414
Facsimile:     (212)  838-1077

Credit  Matters:
---------------

BANCA  POPOLARE  DI  MILANO,  NEW  YORK  BRANCH
375  Park  Avenue,  9th  Floor
New  York,  NY  10152

Attention:     Fulvio  Montanari
Telephone:     (212)  546-9414
Facsimile:     (212)  838-1077

Operations/Administration:
-------------------------

BANCA  POPOLARE  DI  MILANO,  NEW  YORK  BRANCH
375  Park  Avenue,  9th  Floor
New  York,  NY  10152

Attention:     Cheryl  Raffaele
Telephone:     (212)  546-9429
Facsimile:     (212)  838-1077


                                 Schedule  10.02

BANCO  CENTRAL  HISPANO  AMERICANO,  S.A.,  NEW  YORK  BRANCH
-------------------------------------------------------------

Lending  Office:
---------------

BANCO  CENTRAL  HISPANO  AMERICANO,  S.A.,  NEW  YORK  BRANCH
50  Broadway,  2nd  Floor
New  York,  NY  10004

Attention:     Ignacio  Ridruejo
Telephone:     (212)  361-5142
Facsimile:     (212)  361-5149

Credit  Matters:
---------------

BANCO  CENTRAL  HISPANO  AMERICANO,  S.A.,  NEW  YORK  BRANCH
50  Broadway,  2nd  Floor
New  York,  NY  10004

Attention:     Ignacio  Ridruejo
Telephone:     (212)  361-5142
Facsimile:     (212)  361-5149

Operations/Administration:
-------------------------

BANCO  CENTRAL  HISPANO  AMERICANO,  S.A.,  NEW  YORK  BRANCH
50  Broadway,  2nd  Floor
New  York,  NY  10004

Attention:     Jesus  Lopez
Telephone:     (212)  361-5100,  ext.  231
Facsimile:     (212)  361-5149


                                 Schedule  10.02

BANKBOSTON,  N.A.
-----------------

Lending  Office:
---------------

BANKBOSTON,  N.A.
100  Federal  Street
Boston,  MA  02110

Attention:     Tony  Dunn
Telephone:     (617)  434-9625
Facsimile:     (617)  434-9821

Credit  Matters:
---------------

BANKBOSTON,  N.A.
100  Federal  Street
Boston,  MA  02110

Attention:     Elizabeth  Passela,  MS:MA  BOS  01-08-06
Telephone:     (617)  434-5542
Facsimile:     (617)  434-0819

Attention:     Joseph  L.  Massimo,  MS:MA  BOS  01-08-06
Telephone:     (617)  434-7824
Facsimile:     (617)  434-0819

Operations/Administration:
-------------------------

BANKBOSTON,  N.A.
100  Federal  Street
Boston,  MA  02110

Attention:     Tony  Dunn
Telephone:     (617)  434-9625
Facsimile:     (617)  434-9821


                                 Schedule  10.02

BANK  OF  IRELAND
-----------------

Lending  Office:
---------------

BANK  OF  IRELAND
Baggot  Street
Dublin  2,  Ireland

Attention:     Ed  Meagher,  Olivia  Carey
Telephone:     353-1-6187470,  353-1-6187471
Facsimile:     353-1-6187490

Credit  Matters:
---------------

BANK  OF  IRELAND
Baggot  Street
Dublin  2,  Ireland

Attention:     Fran  Collins,  Tom  Hayes
Telephone:     353-1-6044144,  353-1-6044160
Facsimile:     353-1-6044105

Operations/Administration:
-------------------------

BANK  OF  IRELAND
Baggot  Street
Dublin  2,  Ireland

Attention:     Ed  Meagher,  Olivia  Carey
Telephone:     353-1-6187470,  353-1-6187471
Facsimile:     353-1-6187490



                                 Schedule  10.02

------

BANK  OF  MONTREAL
------------------

Lending  Office:
---------------

BANK  OF  MONTREAL
115  South  LaSalle  Street,  11th  Floor
Chicago,  IL  60603

Attention:     Betty  Rutherford
Telephone:     (312)  750-3885
Facsimile:     (312)  750-4304

Credit  Matters:
---------------

BANK  OF  MONTREAL
601  South  Figueroa  Street,  Suite  4900
Los  Angeles,  CA  90017

Attention:     Kanu  Modi
Telephone:     (213)  239-0657
Facsimile:     (213)  239-0680

Operations/Administration:
-------------------------

BANK  OF  MONTREAL
115  South  LaSalle  Street,  11th  Floor
Chicago,  IL  60603

Attention:     Betty  Rutherford
Telephone:     (312)  750-3885
Facsimile:     (312)  750-4304


                                 Schedule  10.02

THE  BANK  OF  NEW  YORK
------------------------

Lending  Office:
---------------

THE  BANK  OF  NEW  YORK
One  Wall  Street
New  York,  NY  10286

Attention:     Helen  L.  Sarro,  Assistant  Vice  President
Telephone:     (212)  635-6898
Facsimile:     (212)  635-6434

Credit  Matters:
---------------

THE  BANK  OF  NEW  YORK
One  Wall  Street
New  York,  NY  10286

Attention:     Helen  L.  Sarro,  Assistant  Vice  President
Telephone:     (212)  635-6898
Facsimile:     (212)  635-6434

Operations/Administration:
-------------------------

THE  BANK  OF  NEW  YORK
One  Wall  Street
New  York,  NY  10286

Attention:     Larry  Geter
Telephone:     (212)  635-6740
Facsimile:     (212)  635-6399


                                 Schedule  10.02

BANK  OF  TOKYO  -  MITSUBISHI  TRUST  COMPANY
----------------------------------------------

Lending  Office:
---------------

BANK  OF  TOKYO  -  MITSUBISHI  TRUST  COMPANY
1251  Avenue  of  the  Americas
New  York,  NY  10020

Attention:     Mark  Marron
Telephone:     (212)  782-4337
Facsimile:     (212)  782-6440

Credit  Matters:
---------------

BANK  OF  TOKYO  -  MITSUBISHI  TRUST  COMPANY
1251  Avenue  of  the  Americas
New  York,  NY  10020

Attention:     Mark  Marron
Telephone:     (212)  782-4337
Facsimile:     (212)  782-6440

Operations/Administration:
-------------------------

BANK  OF  TOKYO  -  MITSUBISHI  TRUST  COMPANY
1251  Avenue  of  the  Americas
New  York,  NY  10020

Attention:     Rolando  P.  Uy
Telephone:     (212)  782-5637
Facsimile:     (212)  782-5635


                                 Schedule  10.02

BANQUE  NATIONALE  DE  PARIS,  HOUSTON  AGENCY
----------------------------------------------

Lending  Office:
---------------

BANQUE  NATIONALE  DE  PARIS,  HOUSTON  AGENCY
333  Clay  Street,  Suite  3400
Houston,  TX  77002

Attention:     Thierry  Bonetto
Telephone:     (713)  951-1221
Facsimile:     (713)  659-1414

Credit  Matters:
---------------

BANQUE  NATIONALE  DE  PARIS,  HOUSTON  AGENCY
333  Clay  Street,  Suite  3400
Houston,  TX  77002

Attention:     Thierry  Bonetto
Telephone:     (713)  951-1221
Facsimile:     (713)  659-1414

Operations/Administration:
-------------------------

BANQUE  NATIONALE  DE  PARIS,  HOUSTON  AGENCY
333  Clay  Street,  Suite  3400
Houston,  TX  77002

Attention:     Donna  Rose
Telephone:     (713)  951-1240
Facsimile:     (713)  659-1414


                                 Schedule  10.02

BARCLAYS  BANK  PLC
-------------------

Lending  Office:
---------------

BARCLAYS  BANK  PLC
75  Wall  Street,  12th  Floor
New  York,  NY  10265

Attention:     Judy  Kwong
Telephone:     (212)  412-3721
Facsimile:     (212)  412-5306/5307/5308

Credit  Matters:
---------------

BARCLAYS  BANK  PLC
222  Broadway,  8th  Floor
New  York,  NY  10038

Attention:     John  Giannone
Telephone:     (212)  412-3276
Facsimile:     (212)  412-7580

Operations/Administration:
-------------------------

BARCLAYS  BANK  PLC
75  Wall  Street,  12th  Floor
New  York,  NY  10265

Attention:     Judy  Kwong
Telephone:     (212)  412-3717
Facsimile:     (212)  412-5306/5307/5308


                                 Schedule  10.02

BAYERISCHE  HYPOTHEKEN  -  UND  VEREINSBANK  AKTIENGESELLSCHAFT, NEW YORK BRANCH
--------------------------------------------------------------------------------

Lending  Office:
---------------

BAYERISCHE  HYPOTHEKEN  -  UND  VEREINSBANK  AKTIENGESELLSCHAFT
150  East  42nd  Street
New  York,  NY  10017

Attention:     Steve  Atwell
Telephone:     (212)  672-5458
Facsimile:     (212)  672-5530

Credit  Matters:
---------------

BAYERISCHE  HYPOTHEKEN  -  UND  VEREINSBANK  AKTIENGESELLSCHAFT
150  East  42nd  Street
New  York,  NY  10017

Attention:     Amie  McCarthy
Telephone:     (212)  672-5384
Facsimile:     (212)  672-5529

Operations/Administration:
-------------------------

BAYERISCHE  HYPOTHEKEN  -  UND  VEREINSBANK  AKTIENGESELLSCHAFT
NEW  YORK  BRANCH
150  East  42nd  Street
New  York,  NY  10017

Attention:     Warren  Leung
Telephone:     (212)  672-5360
Facsimile:     (212)  672-5506


                                 Schedule  10.02

BAYERISCHE  LANDESBANK  GIROZENTRALE
------------------------------------

Lending  Office:
---------------

BAYERISCHE  LANDESBANK  GIROZENTRALE
560  Lexington  Avenue
New  York,  NY  10022-6828
Attention:     Patricia  Sanchez
Telephone:     (212)  310-9810
Facsimile:     (212)  310-9930

Credit  Matters:
---------------

BAYERISCHE  LANDESBANK  GIROZENTRALE
560  Lexington  Avenue
New  York,  NY  10022-6828

Attention:     Sean  O'Sullivan,  Vice  President
Telephone:     (212)  310-9913
Facsimile:     (212)  310-9868

Operations/Administration:
-------------------------

BAYERISCHE  LANDESBANK  GIROZENTRALE
560  Lexington  Avenue
New  York,  NY  10022-6828

Attention:     Patricia  Sanchez
Telephone:     (212)  310-9810
Facsimile:     (212)  310-9930



                                 Schedule  10.02

CARIPLO  -  CASSA  DI  RISPARMIO  DELLE  PROVINCIE  LOMBARDE  SpA
-----------------------------------------------------------------

Lending  Office:
---------------

CARIPLO  -  CASSA  DI  RISPARMIO  DELLE  PROVINCIE  LOMBARDE  SpA
10  East  53rd  Street,  36th  Floor
New  York,  NY  10022

Attention:     Anthony  Giobbi
Telephone:     (212)  527-8737
Facsimile:     (212)  527-8777

Credit  Matters:
---------------

CARIPLO  -  CASSA  DI  RISPARMIO  DELLE  PROVINCIE  LOMBARDE  SpA
10  East  53rd  Street,  36th  Floor
New  York,  NY  10022

Attention:     Anthony  Giobbi
Telephone:     (212)  527-8737
Facsimile:     (212)  527-8777

Operations/Administration:
-------------------------

CARIPLO  -  CASSA  DI  RISPARMIO  DELLE  PROVINCIE  LOMBARDE  SpA
10  East  53rd  Street,  36th  Floor
New  York,  NY  10022

Attention:     Marilena  Greene
Telephone:     (212)  527-8744
Facsimile:     (212)  527-8777


                                 Schedule  10.02

CREDIT  AGRICOLE  INDOSUEZ.
---------------------------

Lending  Office:
---------------

CREDIT  AGRICOLE  INDOSUEZ




Attention:
Telephone:
Facsimile:

Credit  Matters:
---------------

CREDIT  AGRICOLE  INDOSUEZ




Attention:
Telephone:
Facsimile:

Operations/Administration:
-------------------------

CREDIT  AGRICOLE  INDOSUEZ




Attention:
Telephone:
Facsimile:


                                 Schedule  10.02

CREDITO  ITALIANO
-----------------

Lending  Office:
---------------

CREDITO  ITALIANO
375  Park  Avenue
New  York,  NY  10152

Attention:     Gianfranco  Bisagni
Telephone:     (212)  546-9623
Facsimile:     (212)  546-9675

Credit  Matters:
---------------

CREDITO  ITALIANO
375  Park  Avenue
New  York,  NY  10152

Attention:     Gianfranco  Bisagni
Telephone:     (212)  546-9623
Facsimile:     (212)  546-9675

Operations/Administration:
-------------------------

CREDITO  ITALIANO
375  Park  Avenue
New  York,  NY  10152

Attention:     Angie  Blanco
Telephone:     (212)  546-9616
Facsimile:     (212)  826-8623


                                 Schedule  10.02

------
DEN  DANSKE  BANK  AKTIESELSKAB,
--------------------------------
CAYMAN  ISLANDS  BRANCH
-----------------------

Lending  Office:
---------------

DEN  DANSKE  BANK  AKTIESELSKAB,  CAYMAN  ISLANDS  BRANCH
c/o  Den  Danske  Bank,  New  York  Branch
280  Park  Avenue,  4th  Floor  East  Building
New  York,  NY  10017

Attention:     Daniel  F.  Lenzo
Telephone:     (212)  984-8466
Facsimile:     (212)  599-2493

Credit  Matters:
---------------

DEN  DANSKE  BANK  AKTIESELSKAB,  CAYMAN  ISLANDS  BRANCH
c/o  Den  Danske  Bank,  New  York  Branch
280  Park  Avenue,  4th  Floor  East  Building
New  York,  NY  10017

Attention:     Daniel  F.  Lenzo
Telephone:     (212)  984-8466
Facsimile:     (212)  599-2493

Operations/Administration:
-------------------------

DEN  DANSKE  BANK  AKTIESELSKAB,  CAYMAN  ISLANDS  BRANCH
c/o  Den  Danske  Bank,  New  York  Branch
280  Park  Avenue,  4th  Floor  East  Building
New  York,  NY  10017

Attention:     Maria  Merante
Telephone:     (212)  984-8462
Facsimile:     (212)  409-6252


                                 Schedule  10.02

DEUTSCHE  BANK  AG  NEW  YORK  BRANCH
-------------------------------------
AND/OR  CAYMAN  ISLANDS  BRANCH
-------------------------------

Lending  Office:
---------------

DEUTSCHE  BANK  AG  NEW  YORK  BRANCH  AND/OR  CAYMAN  ISLANDS  BRANCH
31  West  52nd  Street
New  York,  NY  10019

Attention:     Stephan  Wiedemann
Telephone:     (212)  469-8663
Facsimile:     (212)  469-8212

Credit  Matters:
---------------

DEUTSCHE  BANK  AG  NEW  YORK  BRANCH
AND/OR  CAYMAN  ISLANDS  BRANCH
31  West  52nd  Street
New  York,  NY  10019

Attention:     Stephan  Wiedemann
Telephone:     (212)  469-8663
Facsimile:     (212)  469-8212

Operations/Administration:
-------------------------

DEUTSCHE  BANK  AG  NEW  YORK  BRANCH
AND/OR  CAYMAN  ISLANDS  BRANCH
31  West  52nd  Street
New  York,  NY  10019

Attention:     Nancy  Zorn
Telephone:     (212)  469-4112
Facsimile:     (212)  469-4139


                                 Schedule  10.02

DRESDNER  BANK  AG,  NEW  YORK  BRANCH  AND  GRAND  CAYMAN  BRANCH
------------------------------------------------------------------

Domestic  and  CD  Lending  Office:
----------------------------------

DRESDNER  BANK  AG,  NEW  YORK  BRANCH  AND  GRAND  CAYMAN  BRANCH
75  Wall  Street
New  York,  NY  10005

Attention:     Robert  Reddington  -  Credit  Department
Telephone:     (212)  429-2169
Facsimile:     (212)  429-2130

LIBOR  Lending  Office:
----------------------

DRESDNER  BANK  AG,  NEW  YORK  BRANCH  AND  GRAND  CAYMAN  BRANCH
c/o  Dresdner  Bank  AG,  New  York  Branch
75  Wall  Street
New  York,  NY  10005

Attention:     Robert  Reddington  -  Credit  Department
Telephone:     (212)  429-2169
Facsimile:     (212)  429-2130

Operations/Administration:
-------------------------

DRESDNER  BANK  AG,  NEW  YORK  BRANCH  AND  GRAND  CAYMAN  BRANCH
75  Wall  Street
New  York,  NY  10005

Attention:     Lora  Lam
Telephone:     (212)  429-2288
Facsimile:     (212)  429-2130

                                 Schedule  10.02

THE  FIRST  NATIONAL  BANK  OF  CHICAGO
---------------------------------------

Lending  Office:
---------------

THE  FIRST  NATIONAL  BANK  OF  CHICAGO
One  First  National  Plaza
Suite  0324,  10th  Floor
Chicago,  IL  60670

Attention:     Jenny  A.  Gilpin,  VP
Telephone:     (312)  732-5867
Facsimile:     (312)  732-2991

Credit  Matters:
---------------

THE  FIRST  NATIONAL  BANK  OF  CHICAGO
One  First  National  Plaza
Suite  0324,  10th  Floor
Chicago,  IL  60670

Attention:     Jenny  A.  Gilpin,  VP
Telephone:     (312)  732-5867
Facsimile:     (312)  732-2991

Operations/Administration:
-------------------------

THE  FIRST  NATIONAL  BANK  OF  CHICAGO
One  First  National  Plaza
Suite  0634/1-10
Chicago,  IL  60670

Attention:     Nan  Wilson
Telephone:     (312)  732-1221
Facsimile:     (312)  732-4840



                                 Schedule  10.02

FIRST  UNION  NATIONAL  BANK
----------------------------

Lending  Office
---------------

FIRST  UNION  NATIONAL  BANK
1500  Market  Street
Mail  Code  PA4351
Philadelphia,  PA  19101

Attention:     Maureen  Cheney
Telephone:     (215)  973-2280
Facsimile:     (215)  786-8448

Credit  Matters:
---------------

FIRST  UNION  NATIONAL  BANK
301  South  College  Street,  TW-5
Charlotte,  N.C.  28288-0745

Attention:     Peter  Steffen,  Senior  Vice  President
Telephone:     (704)  383-9214
Facsimile:     (704)  383-7236

Operations/Administration:
-------------------------

FIRST  UNION  NATIONAL  BANK
1500  Market  Street
Mail  Code  PA  4351
Philadelphia,  PA  19101

Attention:     Joy  Ditre
Telephone:     (215)  973-4448
Facsimile:     (215)  973-2045

                                 Schedule  10.02

FLEET  NATIONAL  BANK
---------------------

Lending  Office:
---------------

FLEET  NATIONAL  BANK
One  Federal  Street
MA  ODFO7A
Boston,  MA  02211

Attention:     Frank  Benesh
Telephone:     (617)  346-0617
Facsimile:     (617)  346-0568

Credit  Matters:
---------------

FLEET  NATIONAL  BANK
One  Federal  Street
MA  ODFO7A
Boston,  MA  02211

Attention:     Frank  Benesh
Telephone:     (617)  346-0617
Facsimile:     (617)  346-0568

Operations/Administration:
-------------------------

FLEET  NATIONAL  BANK
One  Federal  Street
MA  ODFO7A
Boston,  MA  02211

Attention:     Pauline  Kowalczyk
Telephone:     (617)  346-0617
Facsimile:     (617)  346-0151

                                 Schedule  10.02

THE  FUJI  BANK,  LIMITED,  HOUSTON  AGENCY
-------------------------------------------

Lending  Office:
---------------

THE  FUJI  BANK,  LIMITED
Two  World  Trade  Center
New  York,  NY  10048-0001

Attention:     Noshin  Osmam
Telephone:     (212)  898-2087
Facsimile:     (212)  898-2399

Credit  Matters:
---------------

THE  FUJI  BANK,  LIMITED
Two  World  Trade  Center
New  York,  NY  10048-0001

Attention:     Noshin  Osmam
Telephone:     (212)  898-2087
Facsimile:     (212)  898-2399

Operations/Administration:
-------------------------

THE  FUJI  BANK,  LIMITED
Two  World  Trade  Center
79th  Floor
New  York,  NY  10048-0001

Attention:     Tina  Catapano,  AVP
Telephone:     (212)  898-2099
Facsimile:     (212)  488-8216


                                 Schedule  10.02

ING  BANK  N.V.
---------------

Lending  Office:
---------------

ING  BANK  N.V.
49  St.  Stephen's  Green
Dublin  2
Ireland

Attention:     Samantha  de  Foubert
Telephone:     (011)  353-1-662-1911
Facsimile:     (011)  353-1-662-1916

Credit  Matters:
---------------

ING  BANK  N.V.
49  St.  Stephen's  Green
Dublin  2
Ireland

Attention:     Samantha  de  Foubert
Telephone:     (011)  353-1-662-1911
Facsimile:     (011)  353-1-662-1916

Operations/Administration:
-------------------------

ING  BANK  N.V.
49  St.  Stephen's  Green
Dublin  2
Ireland

Attention:     Emma  Duke
Telephone:     (011)  353-1-662-1911
Facsimile:     (011)  353-1-662-1916


                                 Schedule  10.02

ISTITUTO  BANCARIO  SAN  PAOLO  DI  TORINO  S.p.A.
--------------------------------------------------

Lending  Office:
---------------

ISTITUTO  BANCARIO  SAN  PAOLO  DI  TORINO  S.p.A.
San  Paolo  Bank
245  Park  Avenue
New  York,  NY  10167

Attention:     Glen  Binder
Telephone:     (212)  692-3016
Facsimile:     (212)  692-3178

Credit  Matters:
---------------

ISTITUTO  BANCARIO  SAN  PAOLO  DI  TORINO  S.p.A.
San  Paolo  Bank
245  Park  Avenue
New  York,  NY  10167

Attention:     Glen  Binder
Telephone:     (212)  692-3016
Facsimile:     (212)  692-3178

Operations/Administration:
-------------------------

ISTITUTO  BANCARIO  SAN  PAOLO  DI  TORINO  S.p.A.
San  Paolo  Bank
245  Park  Avenue
New  York,  NY  10167

Attention:     Glen  Binder
Telephone:     (212)  692-3016
Facsimile:     (212)  692-3178


                                 Schedule  10.02

MARINE  MIDLAND  BANK
---------------------

Lending  Office:
---------------

MARINE  MIDLAND  BANK
140  Broadway,  4th  Floor
New  York,  NY  10005-1196

Attention:     William  Holland
Telephone:     (212)  658-5257
Facsimile:     (212)  658-5109

Credit  Matters:
---------------

Marine  Midland  Bank
1221  McKinney  Street,  Suite  2790
Houston,  TX  77010

Attention:     George  Linhart/Lincoln  McMahon
Telephone:     (713)  759-1202
Facsimile:     (713)  759-1403

Operations/Administration:
-------------------------

MARINE  MIDLAND  BANK
1  Marine  Midland  Center
Buffalo,  NY  14203

Attention:     Patricia  Michalek
Telephone:     (716)  841-7764
Facsimile:     (716)  841-2325


                                 Schedule  10.02

MELLON  BANK,  N.A.
-------------------

Lending  Office:
---------------

MELLON  BANK
One  Mellon  Bank  Center
Room  4440
Pittsburgh,  PA  15258-0001

Attention:     Alexander  M.  Gordon
Telephone:     (412)  234-0026
Facsimile:     (412)  234-6735

Credit  Matters:
---------------

MELLON  BANK
One  Mellon  Bank  Center
Room  4440
Pittsburgh,  PA  15258-0001

Attention:     Alexander  M.  Gordon
Telephone:     (412)  234-0026
Facsimile:     (412)  234-6735

Operations/Administration:
-------------------------

MELLON  BANK,  N.A.
Three  Mellon  Bank  Center
Room  153-2305
Pittsburgh,  PA  15230

Attention:     Terpsie  Katsafanas
Telephone:     (412)  234-4769
Facsimile:     (412)  234-6114


                                 Schedule  10.02

NATIONAL  AUSTRALIA  BANK  LIMITED
----------------------------------

Lending  Office:
---------------

NATIONAL  AUSTRALIA  BANK  LIMITED
200  Park  Avenue,  34th  Floor
New  York,  NY  10166

Attention:     Thomas  R.  Cronin
Telephone:     (212)  916-9624
Facsimile:     (212)  983-1969

Credit  Matters:
---------------

NATIONAL  AUSTRALIA  BANK  LIMITED
200  Park  Avenue,  34th  Floor
New  York,  NY  10166

Attention:     Thomas  R.  Cronin
Telephone:     (212)  916-9624
Facsimile:     (212)  983-1969

Attention:     Bill  Cerynik
Telephone:     (212)  916-9566
Facsimile:     (212)  983-1969

Operations/Administration:
-------------------------

NATIONAL  AUSTRALIA  BANK  LIMITED
200  Park  Avenue,  34th  Floor
New  York,  NY  10166

Attention:     Joseph  T.  Hengerle
Telephone:     (212)  916-9536
Facsimile:     (212)  697-8698

Attention:     Tricia  Bustos
Telephone:     (212)  916-9540
Facsimile:     (212)  697-8698


                                 Schedule  10.02

NATIONAL  WESTMINSTER  BANK  PLC/NEW  YORK  BRANCH
--------------------------------------------------
NATIONAL  WESTMINSTER  BANK  PLC/NASSAU  BRANCH
-----------------------------------------------

Domestic  and  CD  Lending  Office:
----------------------------------

NATIONAL  WESTMINSTER  BANK  PLC/NEW  YORK  BRANCH
175  Water  Street,  19th  Floor
New  York,  NY  10038

Attention:     Commercial  Loans
Telephone:     (212)  602-4317
Facsimile:     (212)  602-4118

LIBOR  Lending  Office:
----------------------

NATIONAL  WESTMINSTER  BANK  PLC/NASSAU  BRANCH
c/o  National  Westminster  Bank  PLC,  New  York  Branch
175  Water  Street,  19th  Floor
New  York,  NY  10038

Attention:     Commercial  Loans
Telephone:     (212)  602-4317
Facsimile:     (212)  602-4118

Credit  Matters:
---------------

NATIONAL  WESTMINSTER  BANK  PLC
175  Water  Street,  19th  Floor
New  York,  NY  10038

Attention:     David  Rowley
Telephone:     (212)  602-5541
Facsimile:     (212)  602-4290

Operations/Administration:
-------------------------

NATIONAL  WESTMINSTER  BANK  PLC
175  Water  Street,  19th  Floor
New  York,  NY  10038

Attention:     Commercial  Loans
Telephone:     (212)  602-4317
Facsimile:     (212)  602-4118

                                 Schedule  10.02

THE  NORTHERN  TRUST  COMPANY
-----------------------------

Lending  Office:
---------------

THE  NORTHERN  TRUST  COMPANY
50  South  LaSalle  Street
Chicago,  IL  60675

Attention:     John  E.  Burda
Telephone:     (312)  444-4575
Facsimile:     (312)  444-5055

Credit  Matters:
---------------

THE  NORTHERN  TRUST  COMPANY
50  South  LaSalle  Street
Chicago,  IL  60675

Attention:     John  E.  Burda
Telephone:     (312)  444-4575
Facsimile:     (312)  444-5055

Operations/Administration:
-------------------------

THE  NORTHERN  TRUST  COMPANY
50  South  LaSalle  Street
Chicago,  IL  60675

Attention:     Linda  Honda
Telephone:     (312)  444-3532
Facsimile:     (312)  630-1566


                                 Schedule  10.02

PNC  BANK,  NATIONAL  ASSOCIATION
---------------------------------

Lending  Office:
---------------

PNC  BANK,  NATIONAL  ASSOCIATION
249  Fifth  Avenue
One  PNC  Plaza,  2nd  Floor
Pittsburgh,  PA  15222-2707

Attention:     David  J.  Egan
Telephone:     (412)  762-5932
Facsimile:     (412)  762-6484

Credit  Matters:
---------------

PNC  BANK,  NATIONAL  ASSOCIATION
249  Fifth  Avenue
One  PNC  Plaza,  2nd  Floor
Pittsburgh,  PA  15222-2707

Attention:     David  J.  Egan
Telephone:     (412)  762-5932
Facsimile:     (412)  762-6484

Operations/Administration:
-------------------------

PNC  BANK,  NATIONAL  ASSOCIATION
249  Fifth  Avenue
One  PNC  Plaza,  6th  Floor
Pittsburgh,  PA  15222-2707

Attention:     Sally  Hunter
Telephone:     (412)  768-3807
Facsimile:     (412)  768-4586


                                 Schedule  10.02

ROYAL  BANK  OF  CANADA
-----------------------

Lending  Office:
---------------

ROYAL  BANK  OF  CANADA
One  Financial  Square,  23rd  Floor
New  York,  NY  10005

Attention:     Linda  Smith
Telephone:     (212)  428-6323
Facsimile:     (212)  428-2372

Credit  Matters:
---------------

ROYAL  BANK  OF  CANADA
600  Wilshire  Boulevard,  Suite  800
Los  Angeles,  CA  90017

Attention:     Michael  A.  Cole
Telephone:     (213)  955-5328
Facsimile:     (213)  955-5350

Operations/Administration:
-------------------------

ROYAL  BANK  OF  CANADA
One  Financial  Square,  23rd  Floor
New  York,  NY  10005

Attention:     Linda  Smith
Telephone:     (212)  428-6323
Facsimile:     (212)  428-2372


                                 Schedule  10.02

THE  SANWA  BANK,  LIMITED
--------------------------

Lending  Office:
---------------

THE  SANWA  BANK,  LIMITED
55  East  52nd  Street
New  York,  NY  10055

Attention:     Renko  Hara,  VP
Telephone:     (212)  339-6390
Facsimile:     (212)  754-3084

Credit  Matters:
---------------

THE  SANWA  BANK  LIMITED
55  East  52nd  Street
New  York,  NY  10055

Attention:     John  T.  Feeney
Telephone:     (212)  339-6366
Facsimile:     (212)  754-1304

Operations/Administration:
-------------------------

THE  SANWA  BANK,  LIMITED
55  East  52nd  Street
New  York,  NY  10055

Attention:     Renko  Hara,  VP
Telephone:     (212)  339-6390
Facsimile:     (212)  754-3084


                                 Schedule  10.02

SKANDINAVISKA  ENSKILDA  BANKEN  AB  (PUBL),
--------------------------------------------
NEW  YORK  BRANCH
-----------------

Lending  Office:
---------------

SKANDINAVISKA  ENSKILDA  BANKEN  AB  (PUBL),
NEW  YORK  BRANCH
245  Park  Avenue
New  York,  NY  10167

Attention:     Magnus  C.  Lejdstr  m
Telephone:     (212)  907-4801
Facsimile:     (212)  907-4762

Credit  Matters:
---------------

SKANDINAVISKA  ENSKILDA  BANKEN  AB  (PUBL),
NEW  YORK  BRANCH
245  Park  Avenue
New  York,  NY  10167

Attention:     Magnus  C.  Lejdstr  m
Telephone:     (212)  907-4801
Facsimile:     (212)  907-4762

Operations/Administration:
-------------------------

SKANDINAVISKA  ENSKILDA  BANKEN  AB  (PUBL),
NEW  YORK  BRANCH
245  Park  Avenue
New  York,  NY  10167

Attention:     Anthony  Johnson
Telephone:     (212)  907-4761
Facsimile:     (212)  370-1709


                                 Schedule  10.02

SOCIETE  GENERALE  FINANCE  (IRELAND)  LIMITED
----------------------------------------------

Domestic  and  CD  Lending  Office:
----------------------------------

SOCIETE  GENERALE
Southwest  Agency
1111  Bagby  Street,  Suite  2020
Houston,  TX  77002

Attention:     Thierry  Namuroy
Telephone:     (713)  759-6316
Facsimile:     (713)  650-0824

LIBOR  Lending  Office:
----------------------

SOCIETE  GENERALE  FINANCE  (IRELAND)  LIMITED
31-32  Morrison  Chambers
32  Nassau  Street
Dublin  2,  Ireland

Attention:     Jacinta  Conroy
Telephone:     (011)  353-1-670-4255
Facsimile:     (011)  353-1-670-4262

Credit  Matters:
---------------

SOCIETE  GENERALE  FINANCE  (IRELAND)  LIMITED
31-32  Morrison  Chambers
32  Nassau  Street
Dublin  2,  Ireland

Attention:     Therese  Leonard
Telephone:     (011)  353-1-670-4255
Facsimile:     (011)  353-1-670-4262

Operations/Administration:
-------------------------

SOCIETE  GENERALE  FINANCE  (IRELAND)  LIMITED
31-32  Morrison  Chambers
32  Nassau  Street
Dublin  2,  Ireland

Attention:     Jacinta  Conroy
Telephone:     (011)  353-1-670-4255
Facsimile:     (011)  353-1-670-4262

                                 Schedule  10.02

STANDARD  CHARTERED  BANK
-------------------------

Lending  Office:
---------------

STANDARD  CHARTERED  BANK
7  World  Trade  Center
New  York,  NY  10048

Attention:     Peter  G.R.  Dodds
Telephone:     (213)  667-0367
Facsimile:     (213)  667-0790

Credit  Matters:
---------------

STANDARD  CHARTERED  BANK
707  Wilshire  Boulevard,  W8-33
Los  Angeles,  CA  90017

Attention:     Mary  Machado-Schammel
Telephone:     (213)  614-4756
Facsimile:     (213)  614-5158

Operations/Administration:
-------------------------

STANDARD  CHARTERED  BANK
7  World  Trade  Center
New  York,  NY  10048

Attention:     Yolanda  Rodriguez
Telephone:     (212)  667-0435
Facsimile:     (212)  667-0560


                                 Schedule  10.02

STATE  STREET  BANK  &  TRUST  CO.
----------------------------------

Lending  Office:
---------------

STATE  STREET  BANK  &  TRUST  CO.




Attention:
Telephone:
Facsimile:

Credit  Matters:
---------------

STATE  STREET  BANK  &  TRUST  CO.




Attention:
Telephone:
Facsimile:

Operations/Administration:
-------------------------

STATE  STREET  BANK  &  TRUST  CO.




Attention:
Telephone:
Facsimile:

                                 Schedule  10.02

SWISS  BANK  CORPORATION,  NEW  YORK  BRANCH
--------------------------------------------

Lending  Office:
---------------

UBS  AG,  STAMFORD  BRANCH
677  Washington  Blvd
Stamford,  CT  06901-3793

Attention:     Tom  Salzano
Telephone:     (203)  719-3842
Facsimile:     (203)  719-3180

Credit  Matters:
---------------

UBS  AG,  NEW  YORK  BRANCH
299  Park
New  York,  NY  10171

Attention:     Leo  Baltz
Telephone:     (212)  821-5372
Facsimile:     (212)  821-3914

Operations/Administration:
-------------------------

UBS  AG,  STAMFORD  BRANCH
677  Washington  Blvd
Stamford,  CT  06901-3793

Attention:     Tom  Salzano
Telephone:     (203)  719-3842
Facsimile:     (203)  719-318o


                                 Schedule  10.02

TORONTO  DOMINION  BANK  (TEXAS),  INC.
---------------------------------------

Lending  Office:
---------------

TORONTO  DOMINION  BANK  (TEXAS),  INC.
909  Fannin  Street,  Suite  1700
Houston,  TX  77010

Attention:     Lynn  Chasin,  Mgr.
Telephone:     (713)  653-8234
Facsimile:     (713)  951-9921

Credit  Matters:
---------------

TORONTO  DOMINION  BANK  (TEXAS),  INC.
31  West  52nd  Street
New  York,  NY  10019

Attention:     Rose  Warren
Telephone:     (212)  468-0556
Facsimile:     (212)  262-1926

Operations/Administration:
-------------------------

TORONTO  DOMINION  BANK  (TEXAS),  INC.
909  Fannin  Street,  Suite  1700
Houston,  TX  77010

Attention:     Lynn  Chasin,  Mgr.
Telephone:     (713)  653-8239
Facsimile:     (713)  951-9921


                                 Schedule  10.02

WELLS  FARGO  BANK,  N.A.
-------------------------

Lending  Office:
---------------

WELLS  FARGO  BANK,  N.A.
201  Third  Street,  8th  Floor
MAC  0187-081
San  Francisco,  CA  94103

Attention:     Sue  Silver
Telephone:     (415)  477-5374
Facsimile:     (415)  979-0675

Credit  Matters  (Primary):
--------------------------

WELLS  FARGO  BANK,  N.A.
707  Wilshire  Boulevard,  16th  Floor
MAC  2818-165
Los  Angeles,  CA  90017

Attention:     Edith  Lim
Telephone:     (213)  614-3903
Facsimile:     (213)  614-2305

Operations/Administration:
-------------------------

WELLS  FARGO  BANK,  N.A.
201  Third  Street,  8th  Floor
MAC  0187-081
San  Francisco,  CA  94103

Attention:     Sue  Silver
Telephone:     (415)  477-5374
Facsimile:     (415)  979-0675

                                 Schedule  10.02

WESTDEUTSCHE  LANDESBANK  GIROZENTRALE,
---------------------------------------
NEW  YORK  BRANCH
-----------------

Lending  Office:
---------------

WESTDEUTSCHE  LANDESBANK  GIROZENTRALE,
NEW  YORK  BRANCH
1211  Avenue  of  the  Americas
New  York,  NY  10038

Attention:     Danet  Diaz
Telephone:     (212)  852-6158
Facsimile:     (212)  302-7946

Credit  Matters:
---------------

WESTDEUTSCHE  LANDESBANK  GIROZENTRALE,
NEW  YORK  BRANCH
1211  Avenue  of  the  Americas
New  York,  NY  10038

Attention:     Thomas  Lee
Telephone:     (212)  852-6204
Facsimile:     (212)  852-6148

Operations/Administration:
-------------------------

WESTDEUTSCHE  LANDESBANK  GIROZENTRALE,
NEW  YORK  BRANCH
1211  Avenue  of  the  Americas
New  York,  NY  10038

Attention:     Danet  Diaz
Telephone:     (212)  852-6158
Facsimile:     (212)  302-7946


                                 Schedule  10.02

WESTPAC  BANKING  CORP.
-----------------------

Lending  Office:
---------------

WESTPAC  BANKING  CORP.
575  Fifth  Avenue
New  York,  NY  10017

Attention:     Susan  Wildstein
Telephone:     (212)
Facsimile:     (212)  551-1998

Credit  Matters:
---------------

WESTPAC  BANKING  CORP.
575  Fifth  Avenue
New  York,  NY  10017

Attention:     Craig  L.  Jones,  Vice  President
Telephone:
Facsimile:     (212)  551-1995

Operations/Administration:
-------------------------

WESTPAC  BANKING  CORP.
575  Fifth  Avenue
New  York,  NY  10017

Attention:     Susan  Wildstein
Telephone:
Facsimile:     (212)  551-1998

                                 Schedule  10.02